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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XPLORE TECHNOLOGIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

XPLORE TECHNOLOGIES CORP.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

November     , 2010

Dear Xplore Stockholder:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation, to be held at our executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on Thursday, December 16, 2010, at 9:00 a.m., local time.

        The principal business of the Annual Meeting will be to (i) elect to the Board of Directors the six nominees named in this proxy statement; (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011; (iii) approve an Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value, from Four Hundred Fifty Million (450,000,000) to One Billion Three Hundred Fifty Million (1,350,000,000), (iv) approve an Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock, and (v) approve an Amended and Restated Certificate of Incorporation to amend certain of the terms and provisions of our existing Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; (vi) approve an amendment to our 2009 Stock Incentive Plan to increase the maximum number of shares of our common stock issuable under the plan from Twenty-Five Million One Hundred Thousand (25,100,000) to Seventy-Five Million (75,000,000), subject to approval of the Amended and Restated Certificate of Incorporation; and (vii) transact such other business as may properly come before the meeting and at any adjournment thereof.

        Along with the attached proxy statement, we have enclosed a copy of our 2010 Annual Report to Stockholders, which includes our audited financial statements as at and for the fiscal year ended March 31, 2010.

        Whether or not you plan to attend the Annual Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Very truly yours,

Michael J. Rapisand
Corporate Secretary and Chief Financial Officer

XPLORE TECHNOLOGIES CORP.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2010

Dear Xplore Stockholders:

        The 2010 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation (the "Company" or "Xplore"), will be held on Thursday, December 16, 2010, at 9:00 a.m., local time, at 14000 Summit Drive, Suite 900, Austin, Texas 78728.

        The principal business of the Annual Meeting will be to (i) elect to the Board of Directors the six nominees named in this proxy statement; (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011, (iii) approve an Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.001 par value, from Four Hundred Fifty Million (450,000,000) to One Billion Three Hundred Fifty Million (1,350,000,000) shares, (iv) approve an Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock, (v) approve an Amended and Restated Certificate of Incorporation to amend certain of the terms and provisions of our existing Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; (vi) approve an amendment to our 2009 Stock Incentive Plan to increase the maximum number of shares of our common stock issuable under the plan from Twenty-Five Million One Hundred Thousand (25,100,000) to Seventy-Five Million (75,000,000), subject to approval of the Amended and Restated Certificate of Incorporation; and (vii) transact such other business as may properly come before the meeting and at any adjournment thereof.

        Stockholders of record at the close of business on October 25, 2010, the record date for the Annual Meeting, are entitled to notice of the Annual Meeting and to vote the shares held on that date at the Annual Meeting. Stockholders of record of the Company's common stock and preferred stock may vote their shares by proxy, whether or not they plan to attend the Annual Meeting, via Internet, telephone or mail. This proxy is being solicited by the Board of Directors of the Company.

By Order of the Board of Directors,
Michael J. Rapisand Corporate Secretary and Chief Financial Officer

Austin, Texas
November       , 2010

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, PHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE INDICATE YOUR VOTING

INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY VIA INTERNET, PHONE OR MAIL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 16, 2010.

        Our proxy statement and Annual Report to Stockholders, which are enclosed with this mailing, are also available through our web site at www.xploretech.com.

Page
ANNUAL MEETING	1
PROPOSAL 1—ELECTION OF BOARD OF DIRECTORS	5
PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
PROPOSAL 3—APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION—INCREASE AUTHORIZED COMMON STOCK	9
PROPOSAL 4—APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION—ESTABLISH THE TERMS AND PROVISIONS OF SERIES D PARTICIPATING CONVERTIBLE PREFERRED STOCK	9
PROPOSAL 5—APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION—AMEND TERMS AND PROVISIONS OF SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK	9
PROPOSAL 6—APPROVAL OF AN AMENDMENT TO 2009 STOCK INCENTIVE PLAN	27
CORPORATE GOVERNANCE	34
COMPENSATION DISCUSSION AND ANALYSIS	38
EXECUTIVE COMPENSATION	42
TRANSACTIONS WITH RELATED PERSONS	48
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	53
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	55
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING	56
ANNUAL REPORT; INCORPORATION BY REFERENCE	56
FORWARD-LOOKING STATEMENTS	56
WHERE YOU CAN FIND MORE INFORMATION	56
OTHER MATTERS	57
APPENDICES:
APPENDIX A—AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1

XPLORE TECHNOLOGIES CORP.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

General Information

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xplore Technologies Corp. ("we", "us", "Xplore", or the "Company") for use at the 2010 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held at our executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on Thursday, December 16, 2010, at 9:00 a.m., local time, and any adjournment thereof. The matters to be considered and acted upon at the Annual Meeting are set forth in the attached Notice of Annual Meeting. This proxy statement, the Notice of Annual Meeting and the form of proxy are first being mailed to stockholders on or about November      , 2010.

Record Date

        Our Board of Directors has fixed October 25, 2010 as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the Annual Meeting, which we refer to as the Record Date. Each stockholder is entitled to one vote for each share of our common stock, and one vote for each share of our common stock issuable upon conversion of our preferred stock, held as of the close of business on the Record Date. We will make available an alphabetical list of stockholders entitled to vote at the Annual Meeting, for examination by any stockholder during ordinary business hours, at our executive offices, from November      , 2010 until the Annual Meeting.

Quorum and Required Vote

        As of the close of business on the Record Date, there were 155,157,673 shares of our common stock, 62,873,781 shares of our Series A Preferred Stock, 8,334,982 shares of our Series B Preferred Stock and 17,074,000 shares of our Series C Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of common stock has the right to one vote on each matter that properly comes before the Annual Meeting. Each holder of preferred stock has the right to one vote for each share of common stock issuable upon conversion of the shares of preferred stock held by such holder on each matter that properly comes before the Annual Meeting. As of the Record Date, each share of Series A Preferred Stock converts into approximately 1.4283 shares of our common stock, each share of Series B Preferred Stock converts into approximately 1.3333 shares of our common stock and each share of Series C Preferred Stock converts into 1.25 shares of our common stock. Accordingly, the holders of 62,873,781 shares of our Series A Preferred Stock are entitled to 89,800,410 votes, the holders of 8,334,982 shares of our Series B Preferred Stock are entitled to 11,113,300 votes and the holders of 17,074,000 shares of our Series C Preferred Stock are entitled to 21,342,500 votes on all matters to be voted on by the holders of our common stock and preferred stock, voting together as a single class. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

        Election of Directors (Proposal 1).    Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting. Four directors are to be elected by the holders of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, and two directors are to be elected by the holders of our Series A Preferred Stock, voting as a separate class (as described below under "Proposal No. 1—Election of Directors"). Abstentions and broker non-votes will not be counted as having been voted in favor of a nominee. Stockholders may not cumulate votes in the election of directors.

        Ratification of Independent Public Accounting Firm (Proposal 2).    The affirmative vote of the holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis) present and entitled to vote at the Annual Meeting, voting together as a single class, is required to ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011.

        Amended and Restated Certificate of Incorporation (Proposal 3).    The affirmative vote of the holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis), voting together as a single class, is required to approve the proposed Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

        Amended and Restated Certificate of Incorporation (Proposal 4).    The affirmative vote of the holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis), voting together as a single class, and the affirmative vote of the holders of a majority of the outstanding shares of each of our Series A Preferred Stock, our Series B Preferred Stock and our Series C Preferred Stock, each voting as a separate class, is required to approve the proposed Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new series D Participating Convertible Preferred Stock.

        Amended and Restated Certificate of Incorporation (Proposal 5).    The affirmative vote of the holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis), voting together as a single class, is required to approve the proposed Amended and Restated Certificate of Incorporation to amend the terms and provisions of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

        Amendment to 2009 Stock Incentive Plan (Proposal 6) and Other Proposals.    The affirmative vote of the holders of a majority of the votes represented by outstanding shares of our common stock and preferred stock (on an as-converted basis) present at the Annual Meeting, voting together as a single class and entitled to vote, is required to approve the amendment to our 2009 Stock Incentive Plan and would be required to approve such other proposals that may properly come before the Annual Meeting.

        Approval of Proposal 6 relating to the amendment to the 2009 Stock Incentive Plan requires that Proposal 3 be approved.

Abstentions and Broker "Non-Votes"

        Stockholders and brokers returning proxies or attending the meeting who abstain from voting will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the election of directors, but will have the same effect as a vote against any other matter. Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Consequently, broker non-votes will have no effect on the votes required to elect directors or to approve any other matter, except that a broker non-vote will have the same effect as a vote against each of the three proposals relating to the proposed Amended and Restated Certificate of Incorporation.

Appointment of Proxies

        Stockholders who are unable to attend the meeting and vote in person may still vote by appointing a proxyholder. The persons specified in the enclosed form of proxy are officers of Xplore. A stockholder has the right to appoint a person, who need not be a stockholder, to represent such stockholder at the meeting (or any adjournment thereof) other than the persons specified in the enclosed form of proxy. Such right may be exercised by striking out the persons named as proxies and designating another person. For stockholders who wish to appoint a different proxyholder, the completed form of proxy must be mailed in the enclosed envelope and received at the address on the proxy envelope no later than December 12, 2010.

        Inquiries regarding proxy forms can be made to our proxy representative, Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting by Proxy

        Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

  •
  By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.

  •
  By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.

  •
  By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

        If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

        If your shares are held in "street name" (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

        The named proxies will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy. If the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In absence of any such instructions, shares represented by such proxies will be voted at the Annual Meeting in accordance with the recommendations of the Board of Directors as follows:

        "FOR":

  •
  Proposal No. 1—Election of the nominees for director named in this proxy statement,

  •
  Proposal No. 2—Ratification of the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011,

  •
  Proposal No. 3—Approval of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value, from Four Hundred Fifty Million (450,000,000) to One Billion Three Hundred Fifty Million (1,350,000,000) shares,

  •
  Proposal No. 4—Approval of the Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock,

  •
  Proposal No. 5—Approval of the Amended and Restated Certificate of Incorporation to amend certain of the terms and provisions of our existing Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and

  •
  Proposal No. 6—Approval of an amendment to our 2009 Stock Incentive Plan to increase the maximum number of shares of our common stock issuable under the plan from Twenty-Five Million One Hundred Thousand (25,100,000) to Seventy-Five Million (75,000,000) shares, subject to approval by our stockholders of Proposal No. 3.

        If any other matters are properly presented at the Annual Meeting, the persons named in the form of proxy will be entitled to vote on those matters for you. As of the date of this proxy statement, we are not aware of any other matters to be raised at the Annual Meeting.

        Approval of Proposals No. 3, No. 4 and No. 5 will allow us to complete our pending recapitalization described in this proxy statement, which we refer to herein as the Recapitalization. If any of Proposals 3, 4 or 5 are not approved, then the Company will not be able to complete the Recapitalization.

Revocation of Proxies

        A registered holder of common or preferred stock who has given a proxy may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy and delivering a properly executed proxy card bearing a later date to Xplore's Corporate Secretary at 14000 Summit Drive, Suite 900, Austin, Texas 78728; by submitting a proxy bearing a later date via Internet or telephone; or by attending the Annual Meeting, revoking the previously-granted proxy and voting in person. Attending the Annual Meeting will not automatically revoke your proxy. A non-registered stockholder who wishes to revoke a voting instruction form should contact his broker, trustee or nominee for instructions.

        In order to be effective, all revocations or a later-filed proxy must be delivered to us at the address listed above or submitted via Internet or telephone not later than December 15, 2010, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments thereof.

Cost of Proxy Solicitation

        We will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common and preferred stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of our common and preferred stock by our officers and other employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone, by facsimile or by electronic communication.

Dissenters' Rights

        Under Delaware law, our stockholders are not entitled to dissenters' rights with respect to any matters to be voted on with respect to this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

        Action will be taken at the Annual Meeting for the election of four directors, to be elected by the holders of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, and two directors, to be elected by the holders of our Series A Preferred Stock, voting as a separate class (as described below).

        The persons named in the enclosed proxy card will vote to elect each of the nominees as a director, unless the proxy is marked otherwise. Each of the nominees is currently a director. Each nominee has indicated a willingness to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our Board of Directors.

        No director, or associate of any director, is a party adverse to us or any of our subsidiaries in any material legal proceeding or has any material interest adverse to us or any of our subsidiaries in any such proceeding. No director is related by blood, marriage or adoption to any other director or executive officer.

Information Regarding Nominees to the Board of Directors

        The following table provides certain information as to each nominee to our Board of Directors as of the Record Date:

Name	Age	Positions with our Company
Philip S. Sassower	70	Chief Executive Officer and Chairman of the Board of Directors
Francis J. Elenio	44	Director
Andrea Goren	42	Director
F. Ben Irwin	50	Director
Thomas F. Leonardis	65	Director
Brian E. Usher-Jones	64	Director

        All directors are elected annually to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

        Philip S. Sassower has served as our Chief Executive Officer since February 2006 and has been a director of our Company and served as Chairman of the Board of Directors since December 2004. Mr. Sassower is the Chief Executive Officer of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. From January 10, 2008 to January 7, 2010, Mr. Sassower served as a director of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company, and from May 13, 2008 to January 7, 2010, Mr. Sassower served as Chairman of the Board and Acting Chief Executive Officer of The Fairchild Corporation. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On August 5, 2010, Mr. Sassower became Chairman of the Board and Chief Executive Officer of Communication Intelligence Corporation (OTCBB: CICI), an electronic signature solutions and biometric signature verification company. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC, our principal stockholder, which we refer to in this proxy statement as Phoenix. Mr. Sassower's qualifications to serve on our Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing new business strategies.

        Francis J. Elenio has been a director of our Company since November 2007. Mr. Elenio is Financial Advisor to Premier Wealth Management, Inc., a wealth management company focused on medium and high net worth individuals, and has served in that position since September 2007. In addition, Mr. Elenio is Chief Financial Officer of Wilshire Enterprises, Inc., a real estate investment and management company, and has served in that position since September 2006. Previously, Mr. Elenio was Chief Financial Officer of WebCollage, Inc., an internet content integrator for manufacturers, from March 2006 through August 2006. From November 2005 through March 2006, Mr. Elenio was interim Chief Financial Officer of TWS Holdings, Inc., a business process outsourcing company. From April 2004 until November 2005, Mr. Elenio was Chief Financial Officer and Director for Roomlinx, Inc., a provider of wireless high speed internet access to hotels and conference centers. On August 5, 2010, Mr. Elenio became a director of Communication Intelligence Corporation. Mr. Elenio's qualifications to serve on our Board of Directors include his significant financial management, operational and leadership experience including over 20 years of public and private accounting. Mr. Elenio has extensive Chief Financial Officer level experience at public and private companies.

        Andrea Goren has been a director of our Company since December 2004. Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003 and has been associated with Phoenix Enterprises LLC since January 2003. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm, from June 1999 to December 2002. From January 10, 2008 to January 7, 2010, Mr. Goren served as a director of The Fairchild Corporation. On August 5, 2010, Mr. Goren became a director of Communication Intelligence Corporation. Mr. Goren is co-manager of the managing member of Phoenix, our principal stockholder. Mr. Goren's qualifications to serve on our Board of Directors include his experience and knowledge acquired in more than 11 years of private equity investing. Mr. Goren has played a significant role in SG Phoenix LLC's private equity investments and has developed extensive experience working with management teams and boards of directors, including at numerous public companies in which SG Phoenix LLC has invested.

        F. Ben Irwin has been a director of our Company since May 2009. Mr. Irwin has been President and Owner of Rejen Inc, a re-manufacturer and retailer of inkjet and laser toner cartridges, since September 2005. Prior to that, Mr. Irwin served as Senior Vice President of Engineering of Itronix Corp., a designer and manufacturer of rugged laptop and handheld computing products from July 2000 to February 2005. Mr. Irwin's qualifications to serve on our Board of Directors include his industry experience and knowledge acquired while he was with Itronix Corp.

        Thomas F. Leonardis has been a director of our Company since June 2005. Mr. Leonardis has been President and Chief Executive Officer of Ember Industries, Inc., a contract electronics manufacturer, since November 2001. Mr. Leonardis served as a director of DataMetrics Corporation, a designer and manufacturer of rugged electronic products, from November 2001 to March 2008. Mr. Leonardis' qualifications to serve on our Board of Directors include his industry experience and knowledge acquired during the nine years he has served at Ember Industries, Inc. and while serving as a director of DataMetrics Corporation.

        Brian E. Usher-Jones has been a director of our Company since 1996. Since 1992, Mr. Usher-Jones has been self-employed as a merchant banker. Mr. Usher-Jones is currently a director of Newlook Industries Corp. and Wireless Age Communications Inc. From November 2000 to September 2006, Mr. Usher-Jones served as Chairman and Chief Executive Officer of Oromonte Resources Inc., a mining exploration company. From November 2002 to September 2005, Mr. Usher-Jones served as Chairman of Greenshield Resources Ltd., a mining exploration company. From April 1997 to June

2004, Mr. Usher-Jones served as a director of Calvalley Petroleum Inc., an oil exploration company. From June 2001 to July 2004, Mr. Usher-Jones served as a director of Pivotal Self-Service Technologies Inc., which installs ATM machines. From January 2001 to December 2003, Mr. Usher-Jones served as Chairman of International Vision Direct, an internet seller of contact lenses. Mr. Usher-Jones served as our Treasurer and Interim Chief Financial Officer from August 1996 to November 1997 and again from August 2001 to December 2001. Mr. Usher-Jones' qualifications to serve on our Board of Directors include his service as our Treasurer and Interim Chief Financial Officer and his significant executive-level and financial management experience at private and public companies.

Information Regarding Our Non-Director Executive Officers

        The following table provides information regarding our non-director executive officers as of the Record Date:

Name	Age	Positions with our Company
Mark Holleran	51	President and Chief Operating Officer
Michael J. Rapisand	51	Chief Financial Officer and Corporate Secretary
Bryan J. Bell	49	Vice President of Engineering

        Mark Holleran has served as our President and Chief Operating Officer since February 2006. Mr. Holleran served as our Vice President of Sales from April 2003 to February 2006. Prior to joining us, Mr. Holleran was a consultant with the consulting firm of Cox Consulting Ltd. from 2002 to 2003. Prior to that, Mr. Holleran served as President and Chief Executive Officer of Wavestat Wireless Inc., a developer of wireless products, from 2000 to 2002. Mr. Holleran served as Vice-President—Sales and Marketing at Cabletron Systems of Canada from 1996 to 1999.

        Michael J. Rapisand has served as our Chief Financial Officer and Corporate Secretary since August 2004. Prior to joining us, Mr. Rapisand served as Chief Financial Officer of TippingPoint Technologies, Inc., a network-based security hardware manufacturer, from October 2002 to March 2004. Prior to that, Mr. Rapisand served as Chief Financial Officer and Vice President of ThinkWell Corporation, a publishing company, from October 2001 to September 2002. From March 1997 to July 2001, Mr. Rapisand served as Finance Director of Dell Inc. Mr. Rapisand served as a director of DataMetrics Corporation, a designer and manufacturer of rugged electronic products from October 2006 to March 2008.

        Bryan J. Bell became our Vice President of Engineering in May 2008. Prior to joining us, Mr. Bell was Vice President of Operations at Sirific Wireless, a developer of solutions for 3.5G multi-mode, multi-band mobile cellular and broadband data for notebook computers, since February 2003. From October 2000 to February 2003, he was DSL Engineering Team Leader at Texas Instruments. From February 1997 to October 2000, Mr. Bell was the Vice President and General Manager of the notebook computer business of Acer Advanced Labs, Inc.

Series A Directors

        Pursuant to the terms of our existing Certificate of Incorporation, the holders of record of a majority of the voting power of the Series A Preferred Stock, voting as a separate class, are entitled to elect two of our directors, whom we refer to as the Series A Directors, so long as at least 10% of the originally issued shares of Series A Preferred Stock (6,347,290 shares) remain outstanding. Philip S. Sassower, our Chief Executive Officer and Chairman of the Board, beneficially owns 13,676,370 shares of Series A Preferred Stock, not including shares held by Phoenix, and Phoenix beneficially owns 31,032,014 shares of Series A Preferred Stock. Thus, together Mr. Sassower and Phoenix beneficially own approximately 71.1% of the voting power of the Series A Preferred Stock. Mr. Sassower and Andrea Goren, a member of our Board of Directors, are the co-managers of the managing member of Phoenix. Accordingly, at the Annual Meeting we expect that the holders of our Series A Preferred Stock will re-elect Mr. Sassower and Mr. Goren to serve as the Series A Directors.

Vote Required

        The affirmative vote of a plurality of the votes cast by those holders present at the Annual Meeting in person or represented by proxy is required to elect the director nominees, other than the Series A Directors, who are elected by the holders of a majority of the voting power of our Series A Preferred Stock. The enclosed proxy allows you to vote for the election of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        If you do not vote for a nominee, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the nominees, it will have no effect on the election.

Recommendation

        Our Board of Directors recommends a vote "FOR" the election of each nominee listed above to the Board of Directors.

 PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Our Board of Directors, upon the recommendation of our audit committee, has selected PMB Helin Donovan, LLP, located in Austin, Texas, to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2011. Our Board of Directors has determined that the selection of PMB Helin Donovan, LLP should be submitted to the stockholders for ratification. PMB Helin Donovan, LLP has served as our independent registered public accounting firm since December 7, 2007. Our audit committee authorized and approved the engagement of PMB Helin Donovan LLP. A representative of PMB Helin Donovan, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

Principal Accountant Fees and Services

  Principal Accountant Fees

        The following table summarizes the fees PMB Helin Donovan LLP billed to us for each of the last two fiscal years:

Fee Category	Fiscal Year 2010	% of Total	Fiscal Year 2009	% of Total
Audit Fees(1)	$126,000	95%	$129,950	100%
Audit-Related Fees(2)	—		—
Tax Fees	$7,000	5%	—
All Other Fees	—		—

Total Fees	$133,000	100%	$129,950	100%

(1)
Audit Fees consist of amounts for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements. PMB Helin Donovan LLP are our current auditors and performed the audits of our annual consolidated financial statements for each of the years ended March 31, 2010 and 2009 and have billed fees of $126,000 and $129,950, respectively.

(2)
No fees were paid to PMB Helin Donovan LLP for assurance and related services reasonably related to the performance of the audit or review of our quarterly consolidated financial statements, other than Audit Fees, during the two years ended March 31, 2010.

  Pre-Approval Policy

        Consistent with SEC and PCAOB requirements regarding auditor independence, our audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During the year, if it becomes necessary to engage our independent registered public accounting firm for services, our audit committee requires specific pre-approval before engaging our independent registered public accounting firm. In accordance with that policy, our audit committee may delegate to one of its members the approval of such services. In such cases, the items approved will be reported to our audit committee at its next scheduled meeting following such pre-approval. All of the audit and tax fees paid to PMB Helin Donovan LLP for fiscal years 2010 and 2009 were approved by our audit committee.

Vote Required

        The affirmative vote of holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis) present in person or by proxy at the Annual Meeting, voting together as a single class, is required to ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PMB Helin Donovan, LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2011.

 PROPOSALS 3, 4 and 5

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        Our Board of Directors recommends approval of Proposals 3, 4 and 5 which each relate to the Amended and Restated Certificate of Incorporation, which amends and restates our existing Certificate of Incorporation. Proposal 3 relates to approval of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value, from Four Hundred Fifty Million (450,000,000) to One Billion Three Hundred Fifty Million (1,350,000,000) shares. Proposal 4 relates to approval of the Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock. Proposal 5 relates to approval of the Amended and Restated Certificate of Incorporation to amend certain of the terms and provisions of our existing Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. Approval of Proposals 3, 4 and 5 will allow us to complete the Recapitalization and have additional shares of stock available for possible future capital raising activities and such other matters as may be approved by our Board of Directors. If any of Proposals 3, 4 and 5 are not approved, we will not be able to complete our Recapitalization. As of the date hereof, other than the Recapitalization, we are not contemplating any capital raising transactions or other uses of capital stock. Our Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation and recommends that our stockholders approve each of Proposals 3, 4 and 5. The form of the Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A.

Background of the Recapitalization

        Since inception, our operations have consumed substantial amounts of cash. From our inception in 1996, we have financed our operations and met our capital expenditure requirements primarily from debt and equity financings totaling $104.1 million. In the last three years, we have funded our operations primarily through the issuance of secured subordinated promissory notes and warrants to purchase shares of our common stock (issued under note purchase agreements in September of 2008, February of 2009 and November of 2009). During this period and as a result of past experiences with numerous potential financing sources, we have relied upon Philip Sassower, our Chief Executive Officer and Chairman of the Board, entities controlled by Mr. Sassower and Phoenix (our principal stockholder), for whom Mr. Sassower serves as co-manager of the managing member, to purchase a substantial portion of these notes and warrants. As a result of the financial support we received from Mr. Sassower and Phoenix during this period, the beneficial ownership of our outstanding common stock by Mr. Sassower and Phoenix, together, increased from approximately 36.0% as of May 31, 2008 to approximately 54.3% as of May 15, 2010.

        In March of 2010, we first informed Phoenix of our potential need for additional financing before the end of the year. In May of 2010, we began having discussions with Phoenix regarding our need for additional capital, including capital needed for the launch of a new ruggedized tablet system, and a restructuring of our outstanding indebtedness. In response, on July 14, 2010, Phoenix presented our Board of Directors with a proposal to recapitalize us and provide additional equity financing. Pursuant to the proposed Recapitalization, holders of all of our secured subordinated indebtedness would exchange all of such indebtedness, including accrued interest, into a new series of preferred stock, and concurrently we would consummate an equity offering of additional shares of the same series of preferred stock. Under the terms of the Recapitalization presented by Phoenix, all of our secured subordinated indebtedness would be exchanged for shares of new Series D Preferred Stock at the rate of one share of Series D Preferred Stock for each $1.00 of such indebtedness, and we would issue and sell up to 3,000,000 additional shares of Series D Preferred Stock for $1.00 in cash per share. The Series D Preferred Stock would be convertible into our common stock at an initial conversion price of $0.07 per share.

        On July 16, 2010, our Board of Directors met to consider the proposal by Phoenix. In connection with presenting the proposal to our Board of Directors, Messrs. Sassower and Goren, as co-managers of the managing member of Phoenix and as members of our Board of Directors, requested that our Board of Directors form a special committee to consider its proposal. As a result, our Board of Directors formed a special committee, which we refer to as the Special Committee, to evaluate Phoenix's proposal. The Special Committee was comprised of the independent members of our Board of Directors: Frank Elenio, Thomas Leonardis, F. Ben Irwin and Brian E. Usher-Jones. The Special Committee's mandate included the consideration of the proposed Recapitalization and any alternative financing transaction. Immediate following the meeting of our Board of Directors, the Special Committee convened its first meeting with Michael J. Rapisand, our Chief Financial Officer, to consider Phoenix's term sheet for the proposed Recapitalization and a fee letter with SG Phoenix LLC, an affiliate of Phoenix, regarding certain fees to be paid to that entity in connection with the Recapitalization. Mr. Elenio was elected to serve as the chairman of the Special Committee. The members of the Special Committee then discussed certain aspects of the proposal by Phoenix, including the fee to be paid to SG Phoenix and the dilutive impact of the contemplated transactions. The Special

Committee requested that Mr. Rapisand prepare a capitalization table reflecting the impact of the proposed transactions on our capitalization. The Special Committee then agreed to reconvene on July 21, 2010 to review the proposal with our independent legal counsel and to review the capitalization table to be prepared by Mr. Rapisand.

        On July 21, 2010, the Special Committee reconvened with Mr. Rapisand and our independent legal counsel. First, the Special Committee reviewed with legal counsel certain legal aspects relating to the term sheet and fee letter. The Special Committee then reviewed, among other things, our financial condition and near-term capital requirements, our capitalization, the then current market price of our common stock and the impact of the proposed Recapitalization on our capitalization, as set forth in a capitalization table provided by Mr. Rapisand. The Special Committee also considered whether we had any alternatives to the Recapitalization, including a possible common stock rights offering designed to mitigate dilution of the holders of our common stock. After discussion, the Special Committee concluded that a common stock rights offering would have limited likelihood of success and would be more time-consuming and expensive, and that, in light of our immediate near-term liquidity needs, we had no other viable financing alternative to the Recapitalization proposed by Phoenix. The Special Committee concluded that the terms of the Recapitalization, and the related fee letter with SG Phoenix LLC, were fair to us and that the proposed Recapitalization was in the best interests of our stockholders. In connection with its conclusion, the Special Committee considered, among other things, the maturity of our secured subordinated indebtedness in December of 2011, our short-term need for additional cash to fund working capital, capital expenditures, research and development costs and other general corporate requirements, the effect of the proposed Recapitalization, and the time, costs and likelihood of success associated with seeking alternative financing transactions. As a result, the Special Committee recommended that we proceed to negotiate the Recapitalization with Phoenix consistent with the terms set forth in Phoenix's proposal. On July 21, 2010, we executed the term sheet and the fee letter.

        In July of 2010, in light of our then acute short-term capital requirements, we requested that Phoenix provide us with interim financing until such time as we were able to consummate the Recapitalization. As a result, Phoenix proposed a senior subordinated interim funding arrangement of up to $2,000,000 in subordinated promissory notes, due December 31, 2011, with 100% warrant coverage on the principal amount of the notes at an exercise price of $0.07 per share and a term of three years. Phoenix requested that the Special Committee review and approve such arrangements. On August 13, 2010, the Special Committee convened with members of our management and legal counsel to consider Phoenix's proposal for the interim financing, which we refer to as the Bridge Financing. The Special Committee reviewed, among other things, a draft of a proposed document setting forth the terms of the proposed Bridge Financing. The Special Committee considered, among other things, our short-term need for additional cash to fund working capital, capital expenditures, research and development costs and other general corporate requirements, the effect of the proposed Bridge Financing on our capitalization and the lack of viable alternative financing transactions. The Special Committee determined that the terms of the Bridge Financing were fair to us, approved the terms of the Bridge Financing and recommended that we proceed to negotiate the Bridge Financing with Phoenix consistent with the terms set forth in Phoenix's proposal. As a result, on August 18, 2010, following approval by our Special Committee and Board of Directors, we entered into Amendment No. 1 to the Note Purchase Agreement dated as of November 5, 2009, pursuant to which Phoenix and other purchasers, in the sole discretion of Phoenix, could purchase up to $2,000,000 of principal amount of our senior secured subordinated promissory notes, and warrants to purchase up to 28,571,429 shares of our common stock at an exercise price of $0.07 per share, in the Bridge Financing. We intend to use the proceeds from the Bridge Financing for general corporate and working capital purposes, and for temporary financing pending the closing of the Recapitalization.

        On September 21, 2010, our Board of Directors met at the request of Phoenix. At that meeting, Phoenix informed our Board of Directors that it had been unsuccessful in attracting a sufficient number of additional investors to participate in the Recapitalization. Phoenix reported that some of the reasons cited by prospective investors, in declining to participate in the Recapitalization, included our current and historical level of revenues and losses, our existing capitalization and the then current market price of our common stock. Phoenix then presented the Board of Directors with a revised proposal for the Recapitalization. Under the terms outlined in Phoenix's revised proposal, all of our indebtedness, including up to $2,000,000 of additional senior secured subordinated notes issued in the Bridge Financing, would be exchanged for shares of our new Series D Preferred Stock at the rate of one share of Series D Preferred Stock for each $1.00 of such indebtedness, and we would issue and sell up to an additional 1,000,000 additional shares of Series D Preferred Stock for $1.00 in cash per share. However, the conversion price of the Series D Preferred Stock would be reduced from $0.07 per share to $0.04 per share. In addition, the shares of Series D Preferred Stock sold for cash would be accompanied by warrants to purchase shares of our common stock, at an exercise price of $0.04 per share. The number of shares of common stock issuable upon exercise of the warrants that would be issued in the equity offering would equal the number of shares of our common stock originally issuable upon conversion of the shares of Series D Preferred Stock purchased. Phoenix requested that the revised proposal for the Recapitalization be submitted to the Special Committee for consideration and approval. Messrs. Sassower and Goren then excused themselves from the meeting and the remaining directors continued the meeting as a meeting of the Special Committee. The Special Committee again considered, among other things, the maturity of our secured subordinated indebtedness in December of 2011, our short-term need for additional cash to fund working capital, capital expenditures, research and development costs and other general corporate requirements, the effect of the proposed Recapitalization on our capitalization and the lack of viable alternative financing transactions. The Special Committee concluded that the revised terms of the Recapitalization, and the related revised fee letter with SG Phoenix LLC, were fair to us and that the proposed Recapitalization, on the revised terms presented by Phoenix, remained in the best interests of our stockholders in light of the lack of interest from third parties under the previous terms. With the recommendation of the Special Committee, on September 21, 2010, we executed the amended and restated term sheet and the amended and restated fee letter presented by Phoenix.

        Shortly after our execution of the amended and restated term sheet, in discussions with representatives of Phoenix, our Chief Financial Officer requested that Phoenix consider revising its proposal to increase the Bridge Financing by $1 million, to up to $3 million, and eliminate the equity financing of up to $1 million in the Recapitalization. Phoenix agreed to reflect the request in the final documents for the Bridge Financing and the Recapitalization, subject to approval by the Special Committee.

        On November 3, 2010, the Special Committee approved the Recapitalization, including the Bridge Financing of up to $3 million, and recommended that our Board of Directors approve the Recapitalization. On November 3, 2010, our Board of Directors approved the Recapitalization and we entered into definitive agreements with Phoenix, our principal stockholder, and others, including Philip Sassower, our Chief Executive Officer and Chairman of the Board and co-manager of the managing member of Phoenix, and entities controlled by Mr. Sassower. More specifically, on November 3, 2010, we entered into Amendment No. 2 to the Note Purchase Agreement dated as of November 5, 2009 with Phoenix pursuant to which the Bridge Financing was increased to up to $3,000,000 and the exercise price of the warrants issued in the Bridge Financing would be $0.04 per share. In addition, warrants to purchase 12,142,858 shares of our common stock at $0.07 per share previously issued in the Bridge Financing were replaced with warrants to purchase 21,250,000 shares of our common stock at $0.04 per share. As of the date of this proxy statement, pursuant to the Bridge Financing we have issued subordinated notes in the aggregate principal amount of $850,000, and warrants to purchase 21,250,000 shares of our common stock, to Phoenix. Prior to the consummation of the Recapitalization, we currently expect to issue in the Bridge Financing subordinated notes in the aggregate principal amount of $2,027,500, and warrants to purchase 50,687,500 shares of our common stock.

        In addition, on November 3, 2010, we entered into the Exchange Agreement pursuant to which we and holders representing more than a majority in interest of our outstanding senior secured subordinated indebtedness and our secured subordinated indebtedness, agreed to exchange all of our outstanding senior secured subordinated and secured subordinated indebtedness, which we estimate will be in the aggregate principal amount of approximately $9,327,500 at the time of closing, plus approximately $110,000 in accrued and unpaid interest, into shares of our Series D Preferred Stock, at an exchange price of $1.00 per share for each $1.00 of such indebtedness. The Series D Preferred Stock issued under the Exchange Agreement will be convertible into our common stock at an initial conversion price of $0.04 per share. Assuming that 9,437,500 shares of the Series D Preferred Stock are issued upon consummation of the Recapitalization, it is expected that holders of our subordinated indebtedness, including Phoenix, would acquire approximately 31.5% of our outstanding common stock on a fully diluted basis as of the anticipated closing date of December 29, 2010.

        Under the Exchange Agreement, the consummation of the Recapitalization is subject to certain conditions, including (i) the representations and warranties we made in the Exchange Agreement being true and correct as of the closing date; (ii) no event causing a material adverse effect on our business having occurred since March 31, 2010; (iii) our stockholders having approved the Amended and Restated Certificate of Incorporation; and (iv) Messrs. Sassower and Goren having been elected the Series A Directors to our Board of Directors at the Annual Meeting. Under the Exchange Agreement, we agreed to indemnify Phoenix and the other noteholders for any claims made against them relating to the execution, delivery and performance of the Exchange Agreement or other documents related thereto, or the transactions contemplated thereby, and the ownership of the Series D Preferred Stock by the noteholders after closing.

        The rights, powers and preferences of the Series D Preferred Stock, material terms of the Exchange Agreement and the other agreements entered into in connection with the Recapitalization are summarized below. On November 4, 2010, we filed a current report on Form 8-K, dated November 3, 2010, with the Securities and Exchange Commission, which includes as exhibits the complete text of the Exchange Agreement, Amendment No. 2 to the Note Purchase Agreement and the Registration Rights Agreement in favor of the holders of the Series D Preferred Stock. The Form 8-K can be accessed at the website of the Securities and Exchange Commission (www.sec.gov) or through our website (www.wploretech.com/aboutus). You are urged to read the Exchange Agreement and the other principal agreements entered into in connection with the Recapitalization, including the Amended and Restated Certificate of Incorporation and the Registration Rights Agreement. If our stockholders approve Proposals 3, 4, and 5 we expect the Recapitalization to be consummated promptly after the Annual Meeting.

        If any of Proposals 3, 4 or 5 are not approved by the requisite vote of our stockholders, we will not be able to complete our Recapitalization.

Purposes of Approving the Amended and Restated Certificate of Incorporation under Proposals 3, 4 and 5

        In order for us to consummate the Recapitalization, our stockholders must approve each of Proposals 3, 4 and 5, which in each case relate to the Amended and Restated Certificate of Incorporation. A general description of the principal purposes and effects of approving each of Proposals 3, 4 and 5 is set forth below. This summary does not purport to be a complete description of all of the provisions of the Amended and Restated Certificate of Incorporation, as proposed to be approved. For additional information related to the Amended and Restated Certificate of Incorporation, please see Appendix A attached to this proxy statement. For further information concerning the effects of the Recapitalization and Bridge Financing on our capitalization, please see the table of our unaudited actual and pro forma capitalization of as of June 30, 2010 on page 20 of this proxy statement. If any of Proposals 3, 4 or 5 are not approved by the requisite vote of our stockholders, we will not be able to complete our Recapitalization.

To Eliminate Subordinated Indebtedness and Obtain Additional Capital

        The primary purpose of amending and restating our existing Certificate of Incorporation is to allow us to complete the Recapitalization, obtain additional financing to continue our operations and eliminate approximately $9,437,500 of subordinated indebtedness, including accrued and unpaid interest, through the exchange of such indebtedness for shares of a new series of preferred stock.

        If any of Proposals 3, 4 or 5 are not approved by the requisite vote of our stockholders, we will not be able to complete our Recapitalization.

Proposal 3—To Increase our Authorized Shares of Common Stock to Complete the Recapitalization

        Currently, our Certificate of Incorporation authorizes the issuance of 600,000,000 shares of capital stock, 450,000,000 of which are designated as common stock and 150,000,000 of which are designated as preferred stock. As of the Record Date, there were 155,157,673 outstanding shares of our common stock, 62,873,781 outstanding shares of our Series A Preferred Stock, 8,334,982 outstanding shares of our Series B Preferred Stock, and 17,074,000 outstanding shares of our Series C Preferred Stock. In addition, as of the Record Date, there were 160,264,753 shares of our common stock reserved for issuance under outstanding compensation plans, options or warrants. Due to adjustments in the conversion prices of our outstanding shares of preferred stock, as of the Record Date and without giving effect to the Recapitalization and any additional notes and warrants issued under the Bridge Financing, the aggregate number of shares of common stock issuable upon conversion of all of our preferred stock outstanding as of the Record Date is 122,256,210. As a result, the current authorized but unissued and unreserved shares of our common stock (approximately 26,273,449 shares) are insufficient to permit us to effectuate the proposed Recapitalization.

        Under Proposal 3, approval of the Amended and Restated Certificate of Incorporation will allow us to increase the number of authorized shares of our common stock by 900,000,000 shares to 1,350,000,000 shares. The table below sets forth our current estimate regarding how we may use these shares of authorized common stock, assuming that we issue 9,437,500 shares of the Series D Preferred Stock in the Recapitalization.

 Shares of Authorized Common Stock

Uses of Authorized Common Stock	No. of Shares
Issued and Outstanding as of Record Date	155,157,673
Reserved for Conversion of Preferred Stock as of Record Date	122,256,210
Reserved for Exercise of Outstanding Warrants as of the Record Date(1)	91,307,000
Reserved for Issuance Pursuant to Equity Plans as of Record Date	42,862,810
Additional Shares Reserved for Conversion of Series D Preferred Stock	235,937,500
Additional Shares Reserved for Issuance Under 2009 Stock Plan Amendment	49,900,000
Additional Shares Reserved for Exercise of Bridge Warrants	50,687,500
Additional Shares Reserved for Conversion of Preferred Stock(2)	62,651,896
Estimated Additional Shares Necessary for Future Dividends on Existing Preferred Stock(3)	147,300,000
Additional Shares Necessary for Future Dividends on Series D Preferred Stock(4)	81,372,200
Available for Future Issuances for Potential Capital Raising Activities and Other Uses	310,567,211

Total	1,350,000,000

(1)
Excludes warrants to issue 12,142,858 shares issued in the Bridge Financing prior to the Record Date.

(2)
Includes additional shares necessary for conversion resulting from (i) adjustment to the conversion price of the Series A Preferred Stock as the result of issuances of warrants in the Bridge Financing after the Record Date and the issuance of Series D Preferred Stock in the Recapitalization and (ii) adjustment to the conversion prices of the Series B Preferred Stock and the Series C Preferred Stock as the result of the issuance of Series D Preferred Stock in the Recapitalization and the elimination of the minimum conversion price for the Series B Preferred Stock and the Series C Preferred Stock pursuant to the Amended and Restated Certificate of Incorporation.

(3)
Includes an estimated 8,800,000 shares to be issued as dividends on the existing series of preferred stock on December 1, 2010 and an estimated 138,500,000 shares to be issued as dividends on those shares for the three years following the Recapitalization.

(4)
Represents shares issuable upon the conversion of 3,254,888 shares of Series D Preferred Stock to be issued as dividends on the Series D Preferred Stock for the three years following the Recapitalization, at a conversion price of $0.04.

Proposal 4—To Authorize Series D Preferred Stock to Complete the Recapitalization

        Pursuant to the Exchange Agreement, in order to complete the Recapitalization, we are required to create a new class of preferred stock that is senior to our existing preferred stock in terms of dividends, liquidation preferences and other rights. As a result, under Proposal 4 approval of the Amended and Restated Certificate of Incorporation will allow us to create a new class of preferred stock. The material rights, preferences, powers and restrictions of the Series D Preferred Stock in the Amended and Restated Certificate of Incorporation are summarized below. For additional information relating to the Series D Preferred Stock, please see our Amended and Restated Certificate of Incorporation which is attached to this proxy statement as Exhibit A.

        Authorized Shares and Liquidation Preference.    The number of authorized shares of Series D Preferred Stock will be 15,000,000. The shares of Series D Preferred Stock will have a liquidation preference of $1.00 per share plus accrued dividends.

        Ranking.    The Series D Preferred Stock will rank senior to our outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and all shares of our common stock with respect to dividend rights and rights on liquidation, winding-up and dissolution.

        Dividends.    The Series D Preferred Stock will accrue dividends at the rate of 10% per annum, payable quarterly, and payable, at our option, in cash or additional shares of Series D Preferred Stock valued at $1.00 per share. No dividends will be paid on our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or common stock so long as any dividends on the Series D Preferred Stock remain unpaid.

        Liquidation.    In the event we voluntarily or involuntarily liquidate, dissolve or wind up, the holders of the Series D Preferred Stock will be entitled to receive liquidating distributions in the amount of $1.00 per share plus any accrued and unpaid dividends. After receipt of the liquidation preference, the shares of Series D Preferred Stock will participate with our common stock in remaining liquidation proceeds (after payment of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock liquidation preferences, including accrued and unpaid dividends) pro rata on an as-converted basis. A merger or consolidation (other than one in which the then current stockholders own a majority of the voting power in the surviving or acquiring corporation) or a sale, lease transfer, exclusive license or other disposition of all or substantially all of our assets will be treated as a liquidation event triggering the liquidation preference.

        Voting Rights.    Holders of the Series D Preferred Stock will vote together with the common stock and the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock on an as-converted basis on all matters brought before our stockholders. In addition, the holders of Series D Preferred Stock will vote as a separate class in connection with the protective provisions described below and as otherwise required by law.

        Protective Provisions.    So long as at least 10% of the shares of Series D Preferred Stock originally issued in the Recapitalization remain outstanding, we will not, without the prior written consent of at least a majority of the then outstanding shares of Series D Preferred Stock, either directly or indirectly, by amendment, merger, consolidation or otherwise:

            (i)  amend, alter or repeal any provision of the Amended and Restated Certificate of Incorporation or our bylaws in a manner that adversely affects the Series D Preferred Stock;

           (ii)  create or authorize the creation of, or issue any shares of capital stock with equal or superior rights, preferences or privileges to those of the Series D Preferred Stock;

          (iii)  increase the number of authorized shares of Series D Preferred Stock; or

          (iv)  purchase or redeem or pay or declare any dividend on any shares of capital stock other than dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock as authorized in the Amended and Restated Certificate of Incorporation.

        Voluntary Conversion.    Each share of Series D Preferred Stock is convertible into shares of our common stock at any time, at the option of the holder, at an initial conversion price of $0.04 per share. The conversion price is subject to adjustment for stock dividends, splits, combinations and similar events and, with certain exceptions, the issuance of additional shares of our common stock, or equity securities convertible into or exchangeable for our common stock, by us at a purchase price less than the then current conversion price of the Series D Preferred Stock.

        Mandatory Conversion.    Each share of Series D Preferred Stock will automatically be converted into shares of our common stock at the then applicable conversion price upon (i) the closing of a public offering of our common stock at not less than $0.85 per share, resulting in at least $20,000,000 of net proceeds to us, (ii) the conversion of 100% of the Series A Preferred Stock, or (iii) the written consent of the holders of a majority of the then outstanding shares of Series D Preferred Stock.

Proposal 5—Amendments to Terms of Existing Series of Preferred Stock

        In order to induce the holders of each of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to vote to approve Proposal 4 and permit an additional class of preferred stock to be senior to our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock in terms of dividends and liquidation and participate with the common stock in proceeds payable to the common stockholders, existing holders of our preferred stock requested that the Amended and Restated Certificate of Incorporation include several provisions beneficial to the rights of the holders of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. Proposal 5 relates to increasing the dividend rates relating to our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and eliminating the limitation as to reduction of the conversion price relating to our Series B Preferred Stock and Series C Preferred Stock. If Proposal 5 is approved, the following amendments will also be implemented for the benefit of the holders of our existing preferred stock:

        Dividends.    Pursuant to the Amended and Restated Certificate of Incorporation, our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will accrue dividends at the rate of 7.5% per annum as opposed to the current dividend rate for each such series of 5.0% per annum, commencing December 1, 2010.

        Elimination of Limitation on Anti-dilution Provisions of Our Series B and Series C Preferred Stock.    Under our current Certificate of Incorporation, the conversion price of our Series B Preferred Stock may not be reduced to below $0.255 per share in connection with dilution events such as the issuance or deemed issuance of additional shares of our common stock at a purchase price less than the then current conversion price of the Series B Preferred Stock. In addition, the conversion price of our Series C Preferred Stock may not be reduced to below $0.40 per share in connection with dilution events such as the issuance or deemed issuance of additional shares of our common stock at a purchase price less than the then current conversion price of the Series C Preferred Stock. As of the Record Date the conversion prices of the Series B Preferred Stock and the Series C Preferred Stock are equal to the minimum price of $0.255 and $0.40, respectively, due to previous dilution events. The Amended and Restated Certificate of Incorporation does not include any limitation on the reduction of the conversion price relating to the Series B Preferred Stock and the Series C Preferred Stock.

Effects of Approval of the Amended and Restated Certificate of Incorporation in Proposals 3, 4 and 5

        If our stockholders approve each of Proposals 3, 4 and 5, we intend to complete the Recapitalization, subject to the satisfaction of the closing conditions in the Exchange Agreement. If we consummate the Recapitalization we would eliminate all of our outstanding subordinated indebtedness, including accrued and unpaid interest, which is expected to be approximately $9,437,500 at closing by issuing approximately 9,437,500 shares of Series D Preferred Stock. Upon consummation of the Recapitalization, we will not have any indebtedness for borrowed money, other than up to $4,750,000 in available borrowings under our senior financing facility. In addition, if we consummate the Recapitalization we expect to have received approximately $2,027,500 in gross proceeds from the Bridge Financing. We intend to use such proceeds for working capital and general corporate purposes. In addition, if we approve Proposal 3 we would have sufficient additional shares of authorized but unissued and unreserved shares of capital stock for future possible capital raising activities and other uses. If any of Proposals 3, 4 or 5 are not approved by the requisite vote of our stockholders, we will not be able to complete our Recapitalization.

        Even though the approval of each of Proposals 3, 4 and 5 will allow us to complete the Recapitalization, there are a number of adverse consequences resulting from the Recapitalization that will affect our stockholders. The Recapitalization will cause our existing stockholders to suffer significant dilution. For example, approval of Proposal 4 will allow us to issue Series D Preferred Stock. Assuming we issue 9,437,500 shares of Series D Preferred Stock under the Exchange Agreement, such shares will be initially convertible into 235,937,500 shares of common stock, which would equal approximately 40.3% of the voting power of our capital stock, on an as-converted basis, as of the anticipated closing date.

        In addition, if our stockholders approve Proposal 5, the minimum conversion price for the Series B Preferred Stock and the Series C Preferred Stock would be eliminated, allowing the conversion prices to be adjusted downward for future issuances or deemed issuances of additional shares of our common stock. Accordingly, upon consummation of the Recapitalization, assuming that we issue 9,437,500 shares of Series D Preferred Stock under the Exchange Agreement, the conversion price of the Series A Preferred Stock would be reduced from approximately $0.2381 per share as of the Record Date to approximately $0.1559 per share, the conversion price of the Series B Preferred Stock would be reduced from $0.255 per share as of the Record Date to approximately $0.1774 per share, and the conversion price of the Series C Preferred Stock would be reduced from $0.40 per share as of the Record Date to approximately $0.2731 per share. As a result, the number of shares of common stock issuable upon conversion of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, would be increased to 137,110,703, 16,538,391, and 31,259,500, respectively.

        For further information concerning the effects of the Recapitalization and Bridge Financing on our capitalization, please see the table of our unaudited actual and pro forma capitalization of as of June 30, 2010 on page 20 of this proxy statement.

        If our stockholders approve Proposal 5, the dividend rate for our Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock will increase from 5.0% to 7.5% per annum, commencing December 1, 2010. As a result, we will increase the amount of accrued dividends on those shares by 50% per quarter.

        In addition, upon consummation of the Recapitalization assuming Proposal 4 is approved and 9,437,500 shares of Series D Preferred Stock are issued, the weighted average exercise price of outstanding warrants to purchase 91,307,000 shares of common stock will be adjusted downward per share in accordance with the terms of those warrants from approximately $0.102 to $0.074, and there would be a proportional decrease in the number of shares that could be used to exercise the warrants using the cashless exercise feature provided for in the warrants, resulting in the issuance of additional shares of our common stock upon such an exercise.

        If each of Proposals 3, 4 and 5 is approved, the Amended and Restated Certificate of Incorporation will provide us with 41,000,000 shares of preferred stock that will be authorized and undesignated. Our Board of Directors will be empowered to issue these additional shares of preferred stock without any future stockholder action (unless otherwise required by the protective provisions of the Amended and Restated Certificate of Incorporation) in one or more series and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of our Board of Directors includes, among other things, establishing the number of shares constituting a series, dividend rights (including the amount and nature thereof), voting rights (in addition to the rights provided by applicable law), conversion or exchange privileges, redemption features, sinking fund provisions, conditions or restrictions on specified actions by us, and rights in the event of our voluntary or involuntary liquidation, dissolution or winding up.

        It is not possible to state the effects that the authorized and undesignated shares of preferred stock will have on the rights of holders of our common stock until our Board of Directors determines the respective rights of the holders of one or more series of such preferred stock. However, the issuance of additional shares of preferred stock pursuant to our Board of Directors' authority may adversely affect the rights of the holders of our common stock. Specifically, the effects of such issuances of preferred stock could include dilution of the voting power of our common stock, and restrictions on the rights of holders of our common stock to share in our assets upon liquidation. Accordingly, the issuance of shares of preferred stock could decrease the amount of assets allocable to or available for distribution to holders of our common stock and adversely affect the rights and powers, including voting rights of our common stock, and may discourage bids for our common stock in the market, or may otherwise adversely affect the market price of our common stock.

        If each of Proposals 3, 4 and 5 is approved, the Amended and Restated Certificate of Incorporation will allow our Board of Directors to issue additional shares of our common stock without further stockholder approval, unless required by applicable law or stock exchange rules. The Amended and Restated Certificate of Incorporation will allow us to have these additional shares of common stock available for future capital raising activities and other transactions that we may deem advisable and in the best interests of our stockholders. We have no specific plans at this time for use of these additional shares of capital stock other than in connection with the Recapitalization, existing compensation and benefit plans (including the increase proposed by Proposal 6), and as may be necessary to be reserved for conversion of shares of our preferred stock, and dividend payments on our preferred stock. We believe that having additional authorized shares of common stock available for issuance in the future would give us greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders' meeting or waiting until the next annual meeting.

        If we issue additional shares of our common stock, or other securities convertible into our common stock, in the future, it could dilute the voting rights, and could also dilute earnings per share and book value per share, of our then existing stockholders. The increase in authorized capital stock could also discourage or hinder efforts by other parties to obtain control over us, thereby having an anti-takeover effect.

        If each of Proposals 3, 4 and 5 is approved and we consummate the Recapitalization and Bridge Financing, it is anticipated that Phoenix, our principal stockholder, will decrease its beneficial ownership in our capital stock and Mr. Sassower and entities affiliated with him will also decrease their beneficial ownership in our capital stock. As of the Record Date, Phoenix beneficially owned approximately 34.3% of the outstanding shares of our common stock. If the Recapitalization is consummated, assuming we issue 9,437,500 shares of Series D Preferred Stock in the Recapitalization, immediately following the closing, it is expected that Phoenix will beneficially own approximately 30.4% of the outstanding shares of our common stock. In addition, as of the Record Date, Philip S. Sassower, our Chairman of the Board and Chief Executive Officer and a co-manager of Phoenix, and his affiliated entities (including Phoenix Enterprises Family Fund LLC, The Philip S. Sassower Charitable Remainder Annuity Trust and SG Phoenix LLC, but excluding Phoenix) beneficially owned approximately 20.0% of the outstanding shares of our common stock. If the Recapitalization is consummated, immediately following the closing of the Recapitalization, it is expected that Mr. Sassower and such affiliated entities (other than Phoenix) will beneficially own 19.2% of the outstanding shares of our common stock. Accordingly, upon consummation of the Recapitalization, Phoenix and Mr. Sassower, together with affiliated entities, will decrease their beneficial ownership of our common stock from approximately 54.3% to 49.6%.

        Following the Recapitalization, Phoenix, Mr. Sassower and Mr. Goren will continue to have substantial control over our management and affairs and over all matters requiring stockholder approval, including a merger, consolidation or sale of all or substantially all of our assets and any other significant transaction. Their collective control of us could discourage others from initiating potential merger, takeover or other change of control transactions that may otherwise be beneficial to our business or stockholders. In addition, the holders of each of the Series A Preferred Stock, the Series B

Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock will be able to vote separately as a class on many significant matters relating us and our business.

        If each of Proposals 3, 4 and 5 is approved and the Recapitalization is consummated, we will enter into a Registrations Rights Agreement with Phoenix and the other holders of our Series D Preferred Stock. Pursuant to the Registration Rights Agreement, we will be obligated to file a registration statement on the appropriate form with the Securities and Exchange Commission within 60 days following written notice from holders of at least 20 percent of the outstanding shares of Series D Preferred Stock, registering the resale of the shares of our common stock issuable upon conversion of the Series D Preferred Stock issued under the Exchange Agreement, provided that the fair market value of the shares of our common stock to be registered pursuant to the demand equals at least $2,000,000. We are obligated to use our best efforts to cause the registration statement to be declared effective and will bear all expenses incurred in preparation and filing of the registration statement. The holders of Series D Preferred Stock will have up to three demand registrations on Form S-1 or any successor thereof and up to four demand registrations on Form S-3 or any successor thereof. In addition, Phoenix and the other recipients of our Series D Preferred Stock have "piggy-back" registration rights, pursuant to which they may include registrable securities held by them in any of our subsequent registration of securities, subject to certain conditions.

Unaudited Actual and Pro Forma Capitalization as of June 30, 2010

        The table below shows our capitalization as of June 30, 2010, on an actual and pro forma basis, giving effect to approval of each of Proposals 3, 4 and 5 and the consummation of the Recapitalization, as if the Recapitalization had been completed as of June 30, 2010, assuming $2,027,500 in promissory notes is issued in the Bridge Financing and 9,437,500 shares of the Series D Preferred Stock authorized in the proposed Amended and Restated Certificate of Incorporation are issued in connection with the Recapitalization. The numbers included in the table are unaudited. Each of Proposals 3, 4 and 5 must be approved in order for us to complete the Recapitalization.

XPLORE TECHNOLOGIES CORP.
CAPITALIZATION
Unaudited Actual and Pro Forma Capitalization as of June 30, 2010

	Unaudited
	As of June 30, 2010 Before Recapitalization	Adjusted	As of June 30, 2010 After Recapitalization
SHARES AUTHORIZED
Total Preferred Stock authorized	150,000,000	—	150,000,000
Total Preferred Stock designated Series A	64,000,000	—	64,000,000
Total Preferred Stock designated Series B	10,000,000	—	10,000,000
Total Preferred Stock designated Series C	20,000,000	—	20,000,000
Total Preferred Stock designated Series D	—	15,000,000	15,000,000
Total Common Stock authorized	450,000,000	900,000,000	1,350,000,000
COMMON AND PREFERRED STOCK OUTSTANDING
Series A Convertible Preferred issued and outstanding	62,873,781	—	62,873,781
Series B Convertible Preferred issued and outstanding	8,334,982	—	8,334,982
Series C Convertible Preferred issued and outstanding	17,074,000	—	17,074,000
Series D Convertible Preferred issued and outstanding	—	9,437,500	9,437,500
Common Stock issued and outstanding	139,648,780	—	139,648,780
COMMON STOCK OUTSTANDING FULLY DILUTED
Series A Convertible Preferred on an as-if-converted basis(1)	84,414,338	52,696,365	137,110,703
Series B Convertible Preferred on an as-if-converted basis(2)	11,113,032	5,425,359	16,538,391
Series C Convertible Preferred on an as-if-converted basis(2)	21,342,500	9,917,000	31,259,500
Series D Convertible Preferred on an as if converted basis	—	235,937,500	235,937,500
Common Stock issued and outstanding	139,648,780	—	139,648,780
Stock options outstanding	18,843,249	—	18,843,249
Warrants outstanding(3)	94,693,440	53,187,500	147,880,940

Total shares outstanding on a fully diluted basis	370,055,339	357,163,724	727,219,063

(1)
The conversion price of the Series A Preferred Stock will be reduced pursuant to anti-dilution provisions to give effect to (i) the issuance of warrants to purchase 50,687,500 shares of our common stock for $0.04 per share issued in connection with the Bridge Financing after June 30, 2010 and prior to the consummation of the Recapitalization and (ii) the issuance of the Series D Preferred Stock, with a conversion price of $0.04 per share, and warrants to purchase 2,500,000 shares of our common stock for $0.04 per share issued to SG Phoenix, in the Recapitalization. The conversion price will also be adjusted downward to reflect the issuance of shares of common stock as interest on our promissory notes after June 30, 2010 outside the Recapitalization.

(2)
The conversion prices of the Series B Preferred Stock and the Series C Preferred Stock will be reduced to give effect to the issuance of the Series D Preferred Stock, with a conversion price of $0.04 per share, and warrants to purchase 2,500,000 shares of our common stock for $0.04 per share issued to SG Phoenix, in the Recapitalization.

(3)
Additional warrants include (i) warrants to purchase 50,687,500 shares of our common stock for $0.04 per share issued in connection with the Bridge Financing after June 30, 2010 and prior to the consummation of the Recapitalization and (ii) warrants to purchase 2,500,000 shares of our common stock for $0.04 per share issued to SG Phoenix in connection with the Recapitalization.

Unaudited Pro Forma Financial Information

        The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Recapitalization and the Bridge Financing (assuming approval of each of Proposals 3, 4 and 5) on our balance sheet as of the three-month period ended June 30, 2010 and also describes the pro forma impact of the Recapitalization on our operations for the fiscal year ended March 31, 2010 and the three-month period ended June 30, 2010.

        The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results of operations that would have been realized had the Recapitalization and the Bridge Financing been completed as of the dates indicated or that will be realized in the future if the Recapitalization and the Bridge Financing are consummated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2010, which is incorporated by reference into this proxy statement, and our Quarterly Report on Form 10-Q for the three-month period ended June 30, 2010, each of which is filed with the SEC.

        Our unaudited pro forma consolidated balance sheet as of June 30, 2010 has been presented as if the Recapitalization and the Bridge Financing had been completed on June 30, 2010. Our pro forma consolidated statements of operations for the year ended March 31, 2010 and for the three months ended June 30, 2010 have been presented as if both the Recapitalization and the Bridge Financing had been completed on April 1, 2009 and 2010, respectively.

        We have further assumed that $2,027,500 in promissory notes is issued in the Bridge Financing and 9,437,500 shares of the Series D Preferred Stock are issued in connection with the Recapitalization. There can be no assurances that the foregoing assumptions will be realized, including the amount of the indebtedness to be converted in the Recapitalization.

        Each of Proposals 3, 4 and 5 must be approved in order for us to complete the Recapitalization.

 XPLORE TECHNOLOGIES CORP.
Balance Sheet as of June 30, 2010
(Unaudited)
(In thousands, except per share amounts)

	June 30, 2010
	Actual	Adjustments for Recapitalization	Pro Forma
Assets
Current assets
Cash and cash equivalents(1)	$524	$1,728	$2,252
Accounts receivable, net	2,664	—	2,664
Inventory, net	2,903	—	2,903
Prepaid expenses and other current assets	116	—	116

Total Current Assets	6,207	1,728	7,935
Fixed assets, net	568	—	568
Deferred charges, net(2)	402	(369)	33

Total assets	$7,177	$1,359	$8,536

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued liabilities	4,022	—	4,022

Total current liabilities	4,022	—	4,022
Promissory notes	5,633	(5,633)	—
Stockholders Equity
Series A Convertible Preferred	63	—	63
Series B Convertible Preferred	8	—	8
Series C Convertible Preferred	17	—	17
Series D Convertible Preferred(1)(2)	—	9	9
Common stock	140	—	140
Additional paid in capital(1)(2)	119,968	7,352	127,320
Accumulative deficit(2)	(122,674)	(369)	(123,043)

Total Stockholders' equity	(2,478)	6,992	4,514

Total liabilities and stockholders' equity	$7,177	$1,359	$8,536

(1)
The Recapitalization includes cash of $1,728 in the Bridge Financing received after June 30, 2010 and prior to the consummation of the Recapitalization. The funds to be received in the Bridge Financing of $2,028 are recorded net of estimated offering costs and expenses of $300.

(2)
In connection with the Recapitalization, the holders of our indebtedness are exchanging indebtedness of $7,300 (net of a discount of $1,667) for Series D Preferred Stock, resulting in an increase to stockholders' equity of $5,633. Additionally, deferred financing costs related to the debt of $369 are charged to accumulated deficit.

 XPLORE TECHNOLOGIES CORP.
Pro Forma Statement of Operations
(Unaudited)
(In thousands, except per share amounts)

	For the Year Ended March 31, 2010			For the Three Months Ended June 30, 2010
	Actual	Adjustments for Recapitalization	Pro Forma	Actual	Adjustments for Recapitalization	Pro Forma
Revenue	$21,940		$21,940	$5,078		$5,078
Cost of revenue	16,177		16,177	3,433		3,433

Gross profit	5,763		5,763	1,645		1,645
Expenses:
Sales, marketing and support	2,457		2,457	674		674
Product research, development and engineering	2,710		2,710	303		303
General administration	3,408		3,408	626		626

	8,575		8,575	1,603		1,603

Profit/(loss) from operations	(2,812)		(2,812)	42		42
Other expenses(1)
Interest expense	(2,680)	1,744	(936)	(660)	624	(36)
Other	(77)		(77)	(49)		(49)

	(2,757)	1,744	(1,013)	(709)	624	(85)
Net loss	(5,569)	1,744	(3,825)	(667)	624	(43)
Dividends attributable to Preferred Stock:
Series A(2)	(1,070)	(535)	(1,605)	(270)	(135)	(405)
Series B(3)	(144)	(72)	(216)	(37)	(19)	(56)
Series C(4)	(424)	(212)	(636)	(108)	(54)	(162)
Series D(5)	—	(944)	(944)	—	(236)	(236)

Net loss attributable to common stockholders	$(7,207)	$(19)	$(7,226)	$(1,082)	$180	$(902)

Loss per share attributable to common stockholders, basic and fully diluted	$(0.06)	$(0.00)	$(0.07)	$(0.01)	$(0.00)	$(0.01)

Weighted average common shares outstanding basic and diluted	110,432,586		110,432,586	135,729,349		135,729,349

(1)
Assuming the Recapitalization was consummated as of April 1, 2009 and 2010, interest on debt in the amount $1,744 and $624, respectively, for the year ended March 31, 2010 and three months ended June 30, 2010, respectively, would not have been incurred.

(2)
Assuming the Recapitalization was consummated on April 1, 2009 and 2010, we would record additional dividends on the Series A Preferred Stock for the year ended March 31, 2010 and three months ended June 30, 2010, respectively, in the amount of $535 and $135, respectively.

(3)
Assuming the Recapitalization was consummated on April 1, 2009 and 2010, we would record additional dividends on the Series B Preferred Stock for the year ended March 31, 2010 and three months ended June 30, 2010, respectively, in the amount of $72 and $19, respectively.

(4)
Assuming the Recapitalization was consummated on April 1, 2009 and 2010, we would record additional dividends on the Series C Preferred Stock for the year ended March 31, 2010 and three months ended June 30, 2010, respectively, in the amount of $212 and $54, respectively.

(5)
Assuming the Recapitalization was consummated on April 1, 2009 and 2010, we would record dividends on the Series D Preferred Stock for the year ended March 31, 2010 and three months ended June 30, 2010, respectively, in the amount of $944 and $236, respectively.

Consequences if each of Proposals 3, 4 and 5 is Not Approved

        Approval of the Amended and Restated Certificate of Incorporation by the requisite stockholders as presented in Proposals 3, 4 and 5 is a condition to the closing of the Recapitalization. Accordingly, if stockholders do not approve each of Proposals 3, 4 and 5, Phoenix will be able to terminate the Exchange Agreement. In that event, our senior secured subordinated and secured subordinated indebtedness debt, which is estimated to be in the aggregate principal amount, and accrued and unpaid interest, of approximately $9,437,500 at the time of the Annual Meeting, will remain outstanding and mature on December 31, 2011, at which time the principal and accrued interest becomes due and payable. If each of Proposals 3, 4 and 5 is not approved, in order to repay the senior secured subordinated and secured subordinated indebtedness at December 31, 2011, we must either raise additional capital to repay such indebtedness in full or reach a mutually acceptable agreement with the holders of such indebtedness regarding an extension or modification of the terms of the existing indebtedness. If each of Proposals 3, 4 and 5 is not approved and we cannot pay our indebtedness in full on December 31, 2011 or reach a mutually acceptable agreement with the noteholders, the noteholders will have the right to declare all of the indebtedness due and to exercise all of their rights and remedies available under the applicable note purchase agreements and at law, including enforcing their security interest in all of our assets. Such an action could force us to seek the protection of the bankruptcy laws.

Interests of our Officers and Directors in the Amended and Restated Certificate of Incorporation (Proposals 3, 4 and 5)

        As of the Record Date, Philip S. Sassower, our Chairman of the Board and Chief Executive Officer, and his affiliated entities (including Phoenix Enterprises Family Fund LLC, The Philip S. Sassower Charitable Remainder Annuity Trust and SG Phoenix LLC, but excluding Phoenix) beneficially own approximately 20.0% of the outstanding shares of our common stock (including 22,342,500 shares of common stock issuable upon the exercise of warrants). If the Recapitalization is consummated, Mr. Sassower and his affiliated entities (other than Phoenix) will beneficially own approximately 19.2% of the outstanding shares of our common stock (including 1,759,848 shares, or approximately 18.6%, of the Series D Preferred Stock).

        As of the Record Date, Andrea Goren, a member of our Board of Directors, and his affiliated entities (including Andax LLC and SG Phoenix LLC, but excluding Phoenix) beneficially own approximately 1.5% of the outstanding shares of our common stock (including 3,250,000 shares of common stock issuable upon the exercise of warrants). If the Recapitalization is consummated, Mr. Goren and his affiliated entities (other than Phoenix) will beneficially own approximately 0.8% of the outstanding shares of our common stock (including 25,616 shares, or approximately 0.3%, of the Series D Preferred Stock).

        Mr. Sassower and Mr. Goren are co-managers of Phoenix. As of the Record Date, Phoenix beneficially own approximately 34.3% of the outstanding shares of our common stock on a fully diluted basis (including 31,590,000 shares of common stock issuable upon the exercise of warrants). If the Recapitalization is consummated, Phoenix will beneficially own approximately 30.4% of the outstanding shares of our common stock (including 2,022,761 shares, or approximately 21.4%, of the Series D Preferred Stock).

        As of the Record Date, Mr. Sassower, or entities affiliated with Mr. Sassower (other than Phoenix) beneficially own 13,676,370 shares, or approximately 21.8%, of our Series A Preferred Stock, and Mr. Sassower beneficially owns 1,000,000 shares, or approximately 5.9%, of our Series C Preferred Stock. Andax LLC, an entity affiliated with Mr. Goren, beneficially owns 200,000 shares, or approximately 1.2%, of our Series C Preferred Stock. Phoenix, which is co-managed by Mr. Sassower and Mr. Goren, beneficially owns 31,032,014 shares, or approximately 49.4%, of our Series A Preferred Stock, and 3,320,000 shares, or approximately 19.4%, of our Series C Preferred Stock. Michael J. Rapisand, our Chief Financial Officer, beneficially owns 147,059 shares of our Series A Preferred Stock. If the Recapitalization is completed, these officers and directors will benefit from the amendments to terms of the existing series of our preferred stock discussed above.

Vote Required For Proposal 3

        The affirmative vote of the holders representing a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), voting together as a single class is required to approve Proposal 3.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the approval of Proposal 3—The approval of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

Vote Required For Proposal 4

        The affirmative vote of the holders representing a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), voting together as a single class, and, because of the protective provisions of our existing series of preferred stock, the affirmative vote of the holders of a majority of the outstanding shares of each of our Series A Preferred Stock, our Series B Preferred Stock and our Series C Preferred Stock, each voting as a separate class, is required to approve Proposal 4.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the approval of Proposal 4—The approval of the Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock.

Vote Required For Proposal 5

        The affirmative vote of the holders representing a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), voting together as a single class is required to approve Proposal 5.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the approval of Proposal 5—The approval of the Amended and Restated Certificate of Incorporation to amend the terms and provisions of our existing Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

Effectiveness of Amended and Restated Certificate of Incorporation

        If each of Proposals 3, 4 and 5 are approved, the Amended and Restated Certificate of Incorporation will become effective upon filing the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which we intend to do promptly after the Annual Meeting. If any of Proposals 3, 4 or 5 are not approved by the requisite vote of our stockholders, we will not file the Amended and Restated Certificate of Incorporation. Our Board of Directors reserves the right, notwithstanding stockholder approval of each of Proposals 3, 4 and 5 and without further action by our stockholders, to elect not to proceed with filing the Amended and Restated Certificate of Incorporation if, at any time prior to filing the Amended and Restated Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders. The Amended and Restated Certificate of Incorporation is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

PROPOSAL 6

APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN

        On July 28, 2009, our Board of Directors approved our 2009 Stock Incentive Plan, which we call the 2009 Stock Plan, subject to the approval of our stockholders, and on November 10, 2009 our Board of Directors approved an increase in the number of shares of our common stock that may be issued under the 2009 Stock Plan to 25,100,000. On November 23, 2009, our stockholders approved and adopted the 2009 Stock Plan. Pursuant to Proposal 6, we are asking you to approve an amendment to the 2009 Stock Plan to increase the shares of our common stock that may be issued under the 2009 Stock Plan from 25,100,000 to 75,000,000, which we refer to as the Plan Amendment, subject to approval of our stockholders of Proposal 3. The 2009 Stock Plan provides for equity-based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units. Awards under the 2009 Stock Plan are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel.

        As of the Record Date, there were approximately 18,929,097 shares of our common stock available for future awards under the 2009 Stock Plan. If the Reorganization is consummated, we believe that the number of shares of our common stock available for issuance pursuant to new awards under the 2009 Stock Plan would be insufficient to provide the appropriate incentives to our employees, non-employee directors and consultants, and thereby maximize stockholder value in light of the significant dilution to the holders of our common stock. We believe that we will need additional shares of our common stock in order to retain our executives and employees and outside directors and attract new personnel. On November 3, 2010, our Board of Directors approved the Plan Amendment, subject to stockholder approval. The Plan Amendment provides an additional 49,900,000 shares of our common stock that may be issued pursuant to new awards under the 2009 Stock Plan. The Board of Directors believes that the Plan Amendment is in our best interests and recommends its approval by our stockholders.

        If Proposal 3 is not approved by our stockholders, there will be no need for the Plan Amendment. Accordingly, we will not implement the Plan Amendment if Proposal 3 is not approved and the Recapitalization is not consummated.

Plan Amendment

        If the Plan Amendment is approved at the Annual Meeting, the second sentence of Section 5(a) of the 2009 Stock Plan would be amended to read in its entirety as follows:

        "The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 75,000,000 Shares."

Description of 2009 Stock Plan

        A general description of the principal terms of the 2009 Stock Plan is set forth below. However, this summary does not purport to be a complete description of all of the provisions of the 2009 Stock Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to our Corporate Secretary at 14000 Summit Drive, Suite 900, Austin, Texas 78728.

Administration

        Our Board of Directors or its Compensation Committee, which we refer to as the Committee, has the authority to interpret and resolve any ambiguities in the terms of the 2009 Stock Plan, determine the persons to whom, and the times at which, awards will be granted, the type of awards to be granted and all other related terms and conditions of the awards, and to adopt such rules and regulations for administration of the 2009 Stock Plan as it determines are necessary or appropriate. The terms and conditions of each award will be set forth in a written agreement with a participant. Decisions, interpretations and other actions of our Board of Directors or the Committee are final and binding on all participants and all persons deriving their rights from a participant.

Number of Shares

        If the Plan Amendment is approved, a total of 75,000,000 shares of our common stock will be reserved for issuance pursuant to the 2009 Stock Plan. The shares reserved for issuance under the 2009 Stock Plan will be proportionately adjusted upon the occurrence of certain events, such as a stock dividend, stock split, merger, consolidation or other event requiring adjustment, as set forth in the 2009 Stock Plan.

Eligibility; Award Limits

        Employees, consultants and directors are eligible for the grant of awards. There are approximately 44 employees and directors currently eligible to participate in the 2009 Stock Plan. No participant may receive awards under the 2009 Stock Plan in any calendar year that relates to more than 8,000,000 shares of common stock, subject to any stock dividend, stock split or similar change effecting common stock as a class.

Awards

  Stock Options

        The 2009 Stock Plan permits us to grant to participants options to purchase shares of our common stock at stated prices for specific periods of time. For purposes of determining the number of shares available under the 2009 Stock Plan, each stock option counts as the number of shares of common stock subject to the stock option. Certain stock options that are granted to employees under the 2009 Stock Plan may qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Incentive stock options are available only for employees. Unless the 2009 Stock Plan is terminated earlier by our Board of Directors, stock options may be granted at any time before or on June 9, 2019, when the 2009 Stock Plan will terminate according to its terms. The Committee could award options for any amount of consideration or no consideration, as the Board of Directors or the Committee determines.

        Our Board of Directors or the Committee will establish the terms of individual stock option grants in stock option agreements. These documents may contain terms, conditions and restrictions that our Board of Directors or the Committee determines to be appropriate and may include vesting requirements to encourage long-term ownership of shares.

        The exercise price of a stock option is determined by our Board of Directors or the Committee, but must be at least 100% of the fair market value of our common stock on the date of grant for incentive stock options. When exercising all or a portion of a stock option, a participant may pay the exercise price with cash or, to the extent the stock option agreement provides, by surrender of shares of common stock owned by the participant, through a broker-assisted cashless exercise transaction, delivery of a full-recourse promissory note, a pledge of shares of common stock or other consideration substantially equal to cash, or, at the discretion of our Board of Directors or the Committee, through the rendering of services to us prior to the award.

        Although the term of each stock option will be determined by our Board of Directors or the Committee, no stock option is exercisable under the 2009 Stock Plan after ten years from the date it was granted. A stock option agreement may provide for accelerated exercisability in the event of the optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service to us. Our Board of Directors or the Committee may impose other restrictions on shares of common stock acquired through a stock option exercise. Our Board of Directors or the Committee may determine at the time of the grant or thereafter, that all or part of the stock options shall become exercisable upon a change of control (as defined in the 2009 Stock Plan).

  Restricted Shares

        The 2009 Stock Plan permits our Board of Directors or the Committee to award restricted shares, subject to the terms and conditions set by our Board of Directors or the Committee that are consistent with the 2009 Stock Plan. Restricted shares are shares of common stock the retention, vesting and/or transferability of which is subject, for specified periods of time, to such terms and conditions as our Board of Directors or the Committee deems appropriate. Our Board of Directors or the Committee could award restricted shares for any amount of consideration or no consideration, as our Board of Directors or the Committee determines.

        Each award of restricted shares may or may not be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the restricted share agreement. A restricted share agreement may provide for accelerated vesting in the event of the participant's death, disability or retirement or other events. The Committee or our Board of Directors may determine, at the time of granting restricted shares or thereafter, that all or part of such restricted shares will become vested upon a change of control. Except as may be set forth in a restricted share agreement, vesting of the restricted shares will cease on the termination of the participant's service with us.

        Restricted shares may be sold or awarded under the 2009 Stock Plan for such consideration as the Committee or our Board of Directors may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services. The holders of restricted shares awarded under the 2009 Stock Plan will have the same voting, dividend and other rights as our other common stockholders. A restricted share agreement, however, may require that the holders of restricted shares invest any cash dividends received in additional restricted shares.

  Stock Appreciation Rights

        The 2009 Stock Plan also permits our Board of Directors or the Committee to grant stock appreciation rights. A stock appreciation right permits the holder to receive the difference between the market value of a share of our common stock subject to the stock appreciation right on the exercise date of the stock appreciation right and the exercise price set by our Board of Directors or the Committee. Under the 2009 Stock Plan, the exercise price of stock appreciation rights must be equal to or greater than the fair market value of such shares on the date the stock appreciation rights are granted. Stock appreciation rights are exercisable on dates determined by our Board of Directors or the Committee at the time of grant. Our Board of Directors or the Committee may award stock appreciation rights for any amount of consideration or no consideration, as our Board of Directors or the Committee determines.

        Each stock appreciation right agreement will specify the date when all or any installment of the stock appreciation right is to become exercisable. The stock appreciation right agreement will also specify the term of the stock appreciation right. A stock appreciation right agreement may provide for accelerated exercisability in the event of the optionee's death, disability or retirement or other events. Except as may be set forth in a stock appreciation right agreement, vesting of the stock appreciation right will cease on the termination of the participant's service with us. Stock appreciation rights may be awarded in combination with options, and such an award may provide that the stock appreciation rights will not be exercisable unless the related options are forfeited. A stock appreciation right may be included in an incentive stock option only at the time of grant, but may be included in a non-statutory option at the time of grant or thereafter. A stock appreciation right granted under the 2009 Stock Plan may provide that it will be fully exercisable upon a change of control or exercisable only in the event of a change of control.

        Upon exercise of a stock appreciation right, the holder will receive shares of our common stock, cash or a combination of common stock and cash, as the Committee or our Board of Directors determines. The amount of cash and/or the fair market value of shares of common stock received upon exercise of stock appreciation rights will, in the aggregate, be equal to the amount by which the fair market value (on the date of surrender) of the shares of our common stock subject to the stock appreciation rights exceeds the exercise price.

  Restricted Stock Units

        The 2009 Stock Plan permits our Board of Directors or the Committee to award restricted stock units, subject to the terms and conditions set by our Board of Directors or the Committee that are consistent with the 2009 Stock Plan. Restricted stock units are bookkeeping entries representing our obligation to deliver shares of our common stock (or cash) on a future date subject to such terms as our Board of Directors or the Committee deems appropriate. Each grant of restricted stock units under the 2009 Stock Plan will be evidenced by a restricted stock unit agreement between us and the recipient. Such restricted stock units are subject to all applicable terms of the 2009 Stock Plan and may be subject to any other terms that are not inconsistent with the 2009 Stock Plan. The provisions of the various restricted stock unit agreements entered into under the 2009 Stock Plan need not be identical. Restricted stock units may be granted in consideration of a reduction in the recipient's other compensation.

        Each award of restricted stock units may or may not be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the restricted stock unit agreement. A restricted stock unit agreement may provide for accelerated vesting in the event of the participant's death, disability or retirement or other events. The Committee or our Board of Directors may determine, at the time of granting restricted stock units or thereafter, that all or part of such restricted stock units will become vested in the event that a change of control occurs.

        Settlement of vested restricted stock units may be made in the form of cash, shares of our common stock or any combination of both, as determined by the Committee or our Board of Directors. The holders of restricted stock units will have no voting rights. Any restricted stock units that become payable after the recipient's death will be distributed to the recipient's beneficiary or beneficiaries.

Transferability of Awards

        Without approval by our Board of Directors or the Committee, awards granted under the 2009 Stock Plan generally cannot be transferred, except by will or by the laws of descent and distribution, incident to divorce, or pursuant to a domestic relations order, unless transfer is permitted by the terms of the applicable agreement evidencing the award.

Amendment and Termination

        Our Board of Directors may alter, amend, suspend or terminate the 2009 Stock Plan at any time and from time to time. An amendment to the 2009 Stock plan will be subject to the approval of our stockholders only to the extent required by applicable laws, regulations or rules.

        Unless sooner terminated by our Board of Directors, the 2009 Stock Plan will terminate on June 9, 2019. No awards will be granted under the 2009 Stock Plan following such termination. The termination of the 2009 Stock Plan will not affect awards previously granted under the 2009 Stock Plan.

Effect of Certain Corporate Events

        Should any change be made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or similar change that materially affects the fair market value of the outstanding common stock as a class, our Board of Directors or the Committee will make appropriate adjustments to the limitation on the number of shares available for grant under the 2009 Stock Plan, the number of shares available for grant to individual participants, the number of shares covered by all outstanding awards and the price per share in effect under each outstanding option or stock appreciation right.

        In the event of certain business combinations, including the sale or lease of all or substantially all of our assets, or a merger or consolidation involving us in which all or substantially all of the beneficial owners of our capital stock prior to such business combination own 50% or less of the outstanding shares of common stock after the business combination or a similar transaction, each of which we refer to as a "corporate transaction", and subject to any vesting acceleration provisions in an award agreement, outstanding awards will be treated in the manner provided in the agreement relating to the corporate transaction (including as the same may be amended). The corporate transaction agreement will not be required to treat all awards or individual types of awards similarly in the corporate transaction; provided, however, that the corporate transaction agreement will provide for one of the following with respect to all outstanding awards (as applicable):

  •
  the continuation of the outstanding award by us, if we are a surviving company;

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  the assumption of the outstanding award by the surviving company or its parent or subsidiary;

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  the substitution by the surviving company or its parent or subsidiary of its own award for the outstanding award;

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  full exercisability or vesting and accelerated expiration of the outstanding award, followed by the cancellation of such award;

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  the cancellation of an outstanding option or stock appreciation right and a payment to the optionee equal to the excess of (x) the fair market value of the shares subject to such option or stock appreciation right (whether or not such option or stock appreciation right is then exercisable or such shares are then vested) as of the closing date of such corporate transaction over (y) its aggregate exercise price; or

  •
  the cancellation of an outstanding restricted stock unit and a payment to the participant equal to the fair market value of the shares subject to such restricted stock unit (whether or not such restricted stock unit is then vested) as of the closing date of such corporate transaction.

Federal Income Tax Considerations

        The following summary of the effect of U.S. federal income taxation upon the participants and us with respect to the shares purchased under the 2009 Stock Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

        A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction.

        A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the gain will be capital gain and we will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

        A participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a participant receives payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, and we will then be entitled to a corresponding deduction.

        A participant will not be taxed upon the grant of restricted shares if such award is not transferable by the participant and is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of common stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and we will then be entitled to a corresponding deduction. A participant may elect to be taxed on the grant of restricted shares by making an election under Section 83(b) of the Code. If the participant makes such an election, the participant will recognize ordinary income and we will receive a corresponding tax deduction, based on the fair market value of the shares at the time of the grant less any amount paid for the shares.

 Equity Compensation Plan Information

        The following table sets out information with respect to compensation plans under which our equity securities were authorized for issuance as of March 31, 2010.

Plan Category(1)	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	17,100,892	$0.32	23,350,000
Equity compensation plans not approved by security holders	N/A	N/A	—
Total	17,100,892	$0.32	23,350,000

(1)
Does not include 5,000,000 shares authorized for issuance under our Employee Stock Purchase Plan.

        The following table shows as to each of the named executive officers, as to all executive officers as a group, as to all directors who are not executive officers as a group and as to all other employees as a group, as of the Record Date, the aggregate dollar value and the number of shares of our common stock subject to options such individuals will receive if the amendment to the 2009 Stock Plan is approved by our stockholders at the Annual Meeting. As of the Record Date, there were no outstanding options to purchase shares of our common stock under the 2009 Stock Plan contingent on approval of the amendment to the 2009 Stock Plan at the Annual Meeting. Because awards under the 2009 Stock Plan are at the discretion of our Board of Directors, the benefits that will be awarded out of the additional shares of our common stock under the 2009 Stock Plan to individuals are not currently determinable.

NEW PLAN BENEFITS
2009 Stock Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
Philip S. Sassower—Chief Executive Officer	—	—
Mark Holleran—President and Chief Operating Officer	—	—
Michael J. Rapisand—Chief Financial Officer	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

Vote Required

        The affirmative vote of the holders of a majority of the shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) present at the meeting and entitled to vote, voting together as a single class, whether in person or by proxy, is required to approve the Plan Amendment.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the approval of the Plan Amendment.

CORPORATE GOVERNANCE

Director Independence

        We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, considered whether any director has a material relationship with us that could interfere with his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, we determined that Thomas Leonardis, Frank Elenio, F. Ben Irwin and Brian Usher-Jones are "independent directors" as defined under the rules of The Nasdaq Stock Market.

Board Meetings and Attendance

        Our board met seven times during our 2010 fiscal year. During fiscal year 2010, each director attended at least 75% of the aggregate number of board meetings and meetings held by all committees on which he then served. We do not have a policy with regard to board members' attendance at our annual meetings. Philip S. Sassower, our Chairman of the Board and Chief Executive Officer, attended our last annual meeting of stockholders.

Board Committees

        Our board has four standing committees—audit, compensation, corporate governance and executive.

  Audit Committee

        The audit committee's responsibilities include:

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  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

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  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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  monitoring our internal control over financial reporting and disclosure controls and procedures;

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  discussing our risk management policies;

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  meeting independently with our independent registered public accounting firm and management;

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  reviewing and approving or ratifying any related person transactions; and

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  preparing the audit committee report required by SEC rules, which is included below in this proxy statement.

        The current members of our audit committee are Brian Usher-Jones, Francis J. Elenio and Thomas F. Leonardis. Our Board of Directors has determined that Brian Usher-Jones meets the criteria of an "audit committee financial expert" as that term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. Mr. Usher-Jones is an independent director as defined under the rules of The Nasdaq Stock Market. Mr. Usher-Jones'

background and experience include being a chartered accountant and the former Chief Financial Officer of Nesbitt, Thomson and Company and our former Interim Chief Financial Officer. Our audit committee met four times during our 2010 fiscal year. The audit committee's charter is posted on our web site at http://www.xploretech.com.

  Compensation Committee

        The compensation committee's responsibilities include:

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  annually reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers;

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  determining the compensation of our Chief Executive Officer and our President and Chief Operating Officer;

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  making recommendations to the Board of Directors with respect to the compensation of our other executive officers;

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  overseeing and administering our incentive plans;

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  reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included below in this proxy statement; and

  •
  preparing the compensation committee report required by SEC rules, which is included below in this proxy statement.

        The members of our compensation committee are Andrea Goren, Thomas F. Leonardis and Brian Usher-Jones. Our compensation committee met one time during our 2010 fiscal year. Our compensation committee does not have a formal written charter.

  Corporate Governance Committee

        The corporate governance committee's responsibilities include:

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  to periodically review and evaluate the performance of all directors and the board as a whole;

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  to annually recommend the members proposed for re-election to the board;

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  to select new candidates for board memberships and to make recommendations to the board;

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  to consider annually the adequacy and form of compensation and benefits to be paid to the directors and make recommendations to the board;

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  to establish procedures to ensure that the board may meet independent of management and to review annually the membership and chairs of all committees of the board; and

  •
  to periodically review the mandate, powers and performance of the committees and make recommendations to the board.

        The members of our corporate governance committee are Philip S. Sassower and Brian Usher-Jones. Our corporate governance committee did not formally meet during our 2010 fiscal year; however, corporate governance matters were discussed at meetings of the full Board of Directors. Our corporate governance committee does not have a written charter.

  Executive Committee

        The executive committee's function is to assist management, as needed, on operational day-to-day activities of the Company. The members of our executive committee are Philip S. Sassower and Andrea Goren. Our executive committee did not meet formally as a committee during our 2010 fiscal year;

however, management met regularly and held discussions with our executive committee throughout the 2010 fiscal year.

Director Nomination Process

        The process followed by our corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board of Directors.

        The corporate governance committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board of Directors. Although the corporate governance committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the corporate governance committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills and expertise to oversee the Company's business.

        While the corporate governance committee has no formal policy with respect to the consideration of nominees recommended by stockholders, the committee will consider qualified nominees recommended by stockholders.

Audit Committee Report

        The audit committee has reviewed our audited financial statements for the fiscal year ended March 31, 2010 and discussed them with our management and registered public accounting firm.

        The audit committee has also discussed with our registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the registered public accounting firm's communications with the audit committee concerning independence, and has discussed with our registered public accounting firm their independence.

        Based on the review and discussions referred to above, the audit committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2010.

By the Audit Committee of the Board of Directors

BRIAN USHER-JONES, CHAIRMAN
FRANCIS J. ELENIO
THOMAS F. LEONARDIS

Leadership Structure of Our Board of Directors

        Our Chief Executive Officer, Mr. Sassower, also serves as our Chairman of the Board. Our Board of Directors believes that the interests of all of our stockholders have been well served through a leadership model with the same person holding the positions of Chief Executive Officer and Chairman of the Board. Our current Chief Executive Officer possesses an in-depth knowledge of us, our operations and the array of business challenges faced by us, all of which have been gained through years of experience in the industry. Our Board of Directors believes that these experiences and other insights put the Chief Executive Officer in the best position to provide broad leadership for our Board of Directors as it considers strategy and as it exercises its fiduciary responsibilities to our stockholders.

        Our Board of Directors has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of many other members of our Board of Directors. As indicated above, all of our directors other than Mr. Sassower and Mr. Goren are independent, and all of our directors serving our audit committee, and a majority of our directors serving on our compensation committee and one of the two directors on the corporate governance committees are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board of Directors or an appropriate committee of our Board of Directors. Accordingly, the oversight of critical matters, such as the integrity of our financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of our Board of Directors and key committees is largely entrusted to independent directors.

Role of Our Board of Directors in Risk Oversight

        Our entire Board of Directors and each of its standing committees are involved in overseeing risk associated with us and our business. Our Board of Directors monitors our governance by review with management and outside advisors, as considered necessary. Our Board of Directors has delegated certain risk management responsibilities to its committees. Our Board of Directors and the audit committee monitor our liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the audit committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. Our Board of Directors and the corporate governance committee monitor our succession risk by regular review with management and consultation with outside advisors as considered necessary. As part of its responsibilities, the compensation committee reviews the impact of our executive compensation program and the associated incentives to determine whether they present a significant risk to us.

        Because all of our directors other than Mr. Sassower and Mr. Goren are independent, and a significant number of our directors serving on the audit, compensation and corporate governance committees are independent, our Board of Directors believes that its independent directors have been actively involved in overseeing risk associated with us and our business. Our Board of Directors believes that its independent directors will continue to be actively involved in overseeing risk associated with us and our business.

Stockholder Communications

        Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know.

        Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to Board of Directors, Xplore Technologies Corp., Attn: Corporate Secretary, 14000 Summit Drive, Suite 900, Austin, Texas 78728.

COMPENSATION DISCUSSION AND ANALYSIS

  Elements of Our Compensation Program

        The compensation of our executives is designed to attract, as needed, individuals with the skills necessary for us to achieve our objectives, retain individuals who perform at or above our expectations and reward individuals fairly over time. Our executives' compensation has three primary components: base salary; an annual cash incentive bonus; and equity-based compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees.

        As a small company, we recognize that while we must pay salaries which help us to attract and retain talented executives who will help us grow, we must do so within budgetary constraints. We reward outstanding performance with cash bonuses which in large part are based on financial measures, such as revenue and EBITDA targets, and the achievement of strategic goals and corporate milestones. In addition, we reward our executives with equity-based compensation as we believe equity compensation provides an incentive to our executive officers to build value for us over the long-term and aligns the interests of our executive officers and stockholders. Generally, we use stock options as our equity-based compensation because we believe that options generate value to the recipient only if the price of our common stock increases during the term of the option. Other than in the event of a change of control, the stock options granted to our executives generally vest solely based on the passage of time. We believe these elements support our underlying philosophy of attracting and retaining talented executives while remaining within our budgetary constraints and also creating cash incentives which reward company-wide and individual performance and aligning the interests of our executive officers with those of our stockholders by providing our executive officers equity-based incentives to ensure motivation over the long-term.

        The individual elements of our compensation program are as follows:

        Base Compensation.    It is our policy that the base salaries paid to our executive officers should reflect the individual responsibility and experience of the executive officer and the contribution that is expected from the executive officer. Base salaries are reviewed by the compensation committee on an annual basis to satisfy these criteria.

        Our Chief Executive Officer does not receive a salary in connection with his services. Our President and Chief Operating Officer and our Chief Financial Officer received an aggregate of 800,000 shares of our common stock in lieu of a total of $80,000 in cash salaries in fiscal 2010. In April 2010, our President and Chief Financial Officer surrendered to us an aggregate of 290,200 shares of our common stock to satisfy their income tax obligations relating to that grant.

        Cash Incentive Bonuses.    Our executive officers are eligible for annual incentive bonuses if they meet key financial and operational objectives. The payment of cash incentive bonuses to executive officers is within the discretion of our compensation committee and is based on our compensation committee's assessment of our performance and each executive officer measured in large part against financial objectives, strategic goals and corporate milestones. These financial, strategic and corporate objectives include revenue and EBITDA targets, product development objectives and corporate milestones such as the completion of financings. Our compensation committee may in its discretion award a cash incentive bonus to an executive officer for partial achievement of such executive officer's objectives. The total amount of the cash incentive bonus available to an executive officer is either based upon a percentage of such executive officer's base salary or a fixed dollar amount. Bonuses are reviewed by the compensation committee on an annual basis. Furthermore, in recognition of an executive officer's exceptional performance our Board of Directors may award a performance bonus in excess of that executive officer's maximum cash incentive bonus.

        Each of our named executive officers (other than Philip S. Sassower) participates in his own individual Management by Objectives plan, which we refer to as a MBO plan as discussed in footnotes 5 and 7 in the summary compensation table for fiscal years 2010 and 2009.

        Equity-Based Compensation.    We use stock options to reward long-term performance and to ensure that our executive officers have a continuing stake in our long-term success. Authority to make stock option grants to our executive officers rests with our Board of Directors. In determining the size of stock option grants, our Board of Directors considers our actual performance against our strategic plan, individual performance, the extent to which shares subject to previously granted options are vested and the recommendations of our Chief Executive Officer and other members of senior management.

        We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. We grant stock options at regularly scheduled meetings of our Board of Directors or at special meetings. The authority to make equity grants to our executive officers rests with our Board of Directors, although, as noted above, our Board of Directors does, in determining the grants of equity awards, consider the recommendations of our Chief Executive Officer and other members of senior management and our compensation committee. All stock options granted have an exercise price equal to or greater than the closing price of our common stock on the date that the grant action occurs.

        With respect to establishing compensation for our executive officers, we do not have any formal policies in determining how specific forms of compensation are structured or implemented to reflect the individual performances and/or individual contributions to the specific items of our performance. In addition, we have no policies regarding the adjustment or recovery of awards or payments if the relevant performance measures, upon which such award or payment was based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

        With respect to newly hired employees, our practice is typically to make stock grants at the first meeting of our Board of Directors following such employee's hire date. We do not have any program, plan or practice to time stock options grants with the release of material non-public information. We do not time, nor do we plan to time, the release of material non-public information for the purposes of affecting the value of executive compensation.

        On May 14, 2010, our Board of Directors granted options to each director, in lieu of cash compensation otherwise payable to them in connection with their service as board members. Our Board of Directors granted options to each director to purchase 150,000 shares of our common stock at an exercise price of $0.11 per share, which options will fully vest on March 31, 2011 for services to be provided during the fiscal year ending March 31, 2011.

        On May 14, 2010, our Board of Directors approved the issuance to SG Phoenix LLC, an entity controlled by Philip Sassower (our Chief Executive Officer) and Andrea Goren (a director), of a warrant to purchase 1,500,000 shares of our common stock at an exercise price of $0.11 per share, which warrant will fully vest on March 31, 2011, for services to be rendered for the year ending March 31, 2011.

        On May 14, 2010, our Board of Directors granted an aggregate of 1,835,000 restricted share awards to certain employees, including an aggregate of 1,100,000 share awards granted to our executive officers other than our Chief Executive Officer, in lieu of a total of $222,000 in cash compensation for fiscal year 2010. The shares of restricted common stock granted for the salary reduction for fiscal 2010 will fully vest on March 31, 2011. The market value of the common stock was $0.11 on the date of grant, and we will recognize the intrinsic value of the restricted shares of approximately $157,000 as compensation expense in fiscal 2011.

  Employment Agreements

  Mark Holleran

        On June 30, 2006, we entered into an employment agreement with Mark Holleran, our President and Chief Operating Officer. The agreement was for a period of two years, and is renewable for additional one year periods. It was renewed in June 2010 for an additional year. In consideration for his services, during the term Mr. Holleran is entitled to receive a base salary of $250,000 per year of which $200,000 is paid in cash and $50,000 is paid through a restricted stock award, subject to any increase as may be approved by our Board of Directors. Mr. Holleran is also entitled to receive a performance bonus of up to 100% of his base salary based on his achievement of objectives in the following categories: revenues, hiring new employees, product development, retention of staff, EBITDA performance and additional financing. In addition, we may award, in our sole discretion, Mr. Holleran additional performance bonuses in recognition of his performance. In connection with entering into the employment agreement, Mr. Holleran received options to purchase 1.2 million shares of common stock with an exercise price of $0.34 per share. The options he received vested in equal annual installments over a period of three years commencing on June 30, 2006. As part of this grant, Mr. Holleran agreed to the extinguishment of any options previously granted to him that did not vest on or before June 22, 2006.

        Mr. Holleran is also eligible to participate in a transaction bonus pool in the event of the sale of our Company during the term of Mr. Holleran's employment agreement. The amount of the transaction bonus pool will be based upon the total consideration received by our stockholders from the sale of our Company, less our transaction expenses. Mr. Holleran will be entitled to receive 50% of the total amount of the transaction bonus pool.

        As part of the employment agreement, we agreed that if we terminate Mr. Holleran's employment without cause during the term of his employment agreement, in addition to any payments due to him under the terms of the agreement, we will reimburse Mr. Holleran up to $80,000 of his expenses incurred in connection with his relocation back to Canada. The employment agreement also contains customary non-compete, non-solicitation, non-disparagement and confidentiality provisions.

  Severance and Change in Control Benefits

        Mark Holleran, our President and Chief Operating Officer, has a provision in his employment agreement that gives him severance benefits if his employment is terminated without cause. In addition, his employment agreement provides for the acceleration of his then unvested options following a change in control of our Company. Mr. Holleran will also receive a transaction bonus if our Company is sold during the term of his employment. The amount of the transaction bonus will be based upon the total consideration received by our stockholders from the sale of our Company, less our transaction expenses. Mr. Holleran will be entitled to receive 50% of the total amount of the transaction bonus pool that is eligible to be paid to our executives. In addition, under the terms of our transaction bonus pool, if our Company is sold during the term of their employment, our Chief Financial Officer, Michael J. Rapisand, will receive 30% of the pool, our Vice President of Engineering, Bryan J. Bell, will receive 5% of the pool and the remaining 15% of the pool will be distributed among our senior management team as determined by our Board of Directors.

        We have chosen to provide these benefits to our executives because we believe we must remain competitive in the marketplace. These severance and acceleration provisions and estimates of these change of control and severance benefits are described in the section entitled "—Estimated Payments and Benefits Upon Termination or Change in Control" below.

  Pension Benefits

        We do not sponsor any qualified or non-qualified defined benefit plans. We do maintain a 401(k) plan for our employees, including our executive officers; however, we do not match contributions made by our employees, including contributions made by our executive officers.

  Nonqualified Deferred Compensation

        We do not maintain any non-qualified defined contribution or deferred compensation plans. Our Board of Directors may elect to provide our executive officers and employees with non-qualified defined contribution or deferred compensation benefits if it determines that doing so is in our best interests.

  Other Benefits

        Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees.

  Impact of Regulatory Requirements

        Deductibility of Executive Compensation.    Our executive officers' MBO plans and our stock option plan do not currently provide compensation that qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Accordingly, compensation in excess of $1 million paid to a named executive officer during any one year that is attributable to one of those arrangements would not currently be deductible for U.S. federal income tax purposes. We may, in the future, reevaluate those plans and redesign them so that compensation attributable to one or both of those plans would qualify as "performance-based compensation" within the meaning of Section 162(m) and would be deductible for U.S. federal income tax consequences.

        Accounting for Stock-Based Compensation.    We began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R) for the fiscal year ended March 31, 2004.

  Stock Ownership Requirements

        We do not currently have any requirements or guidelines relating to the level of ownership of our common stock by our directors or executive officers.

Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors

THOMAS F. LEONARDIS, CHAIRMAN
ANDREA GOREN
BRIAN USHER-JONES

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the compensation for our fiscal years ended March 31, 2010 and 2009 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and our other most highly compensated executive officers as of March 31, 2010. In this Annual Report on Form 10-K we refer to such officers as our "named executive officers."

Name and Principal Position	Year	Salary US($)		Bonus US($)		Option Awards US($)(1)		Total US($)
Philip S. Sassower—	2010	—		—		41,588	(3)	41,588
Chief Executive Officer(2)	2009	—		—		38,710	(3)	38,710
Mark Holleran—	2010	250,000	(4)	90,232	(5)	244,989		585,221
President and Chief Operating Officer	2009	250,000		113,385	(5)	337,281		700,666
Michael J. Rapisand—	2010	180,000	(6)	—		43,116		223,116
Chief Financial Officer(7)	2009	180,000		—		67,145		247,145

(1)
Option award amounts included in this table reflect the compensation cost for the fiscal year ended, related to all options granted to the named executive officer, calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation model.

(2)
Mr. Sassower does not receive a salary in connection with his services as our Chief Executive Officer. Mr. Sassower is also the Chairman of our Board of Directors.

(3)
Mr. Sassower was entitled to receive fees for fiscal years 2010 and 2009 in connection with being a member of our Board of Directors. For each year, Mr. Sassower accepted options to purchase 150,000 shares of our common stock in lieu of such fees. Such amount includes those options.

(4)
Mr. Holleran accepted 500,000 shares of our common stock in April 2010 in lieu of $50,000 of cash compensation for fiscal 2010. In April 2010, Mr. Holleran surrendered 169,750 shares to us to satisfy income tax obligations.

(5)
Under the terms of Mr. Holleran's Management by Objective (MBO) plan, in fiscal years 2010 and 2009 he had the opportunity to earn a cash bonus of up to 100% of his base salary ($250,000) based on the achievement of revenue objectives. Mr. Holleran's bonuses in fiscal years 2010 and 2009 were based on his efforts in managing our sales team and he did not earn any compensation under his MBO plans as the objectives were not achieved.

(6)
Mr. Rapisand accepted 300,000 shares of our common stock in April 2010 in lieu of $30,000 of cash compensation for fiscal 2010. In April 2010, Mr. Rapisand surrendered 120,450 shares to us to satisfy income tax obligations.

(7)
Under the terms of Mr. Rapisand's MBO plan in fiscal years 2010 and 2009, he had the opportunity to earn a cash bonus of up to 40% of his base salary ($72,000) based on his achievement of revenue objectives. The objectives under Mr. Rapisand's MBO plan were not achieved in fiscal years 2010 and 2009 and no bonus was earned.

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table sets forth the equity awards outstanding at March 31, 2010 for each of the named executive officers.

Name	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards Number of Securities Underlying Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower—	150,000	—		$0.93	06/21/2010
Chief Executive Officer	200,000	—		$0.44	08/29/2011
	—	39,946	(1)	$0.10	04/30/2014
	150,000	—		$0.15	06/10/2014
	150,000	—		$0.15	06/10/2014
Mark Holleran—	113,334	—		$0.93	06/21/2010
President and Chief Operating Officer	1,200,000	—		$0.38	06/30/2011
	1,566,668	—		$0.44	08/29/2011
	1,244,443	622,221	(2)	$0.50	12/19/2012
	—	1,886,992	(3)	$0.10	12/19/2012
Michael J. Rapisand—	660,554	—		$0.44	08/29/2011
Chief Financial Officer	—	568,381	(4)	$0.10	04/30/2014

(1)
13,316 options vested on April 30, 2010, 13,315 options vest on April 30, 2011 and 13,315 options vest on April 20, 2012.

(2)
622,221 options vest on December 19, 2010.

(3)
628,997 options vested on April 30, 2010, 628,997 options vest on April 30, 2011 and 628,998 options vest on April 20, 2012.

(4)
189,460 options vested on April 30, 2010, 189,460 options vest on April 30, 2011 and 189,461 options vest on April 20, 2012.

  Estimated Payments and Benefits Upon Termination or Change in Control

  Holleran Employment Agreement

        The following table describes the potential payments and benefits payable to Mr. Holleran, our President and Chief Operating Officer, upon termination of his employment by us without cause, as if his employment terminated as of the March 31, 2010, the last business day of our last fiscal year. If Mr. Holleran's employment is terminated by us as a result of his death or disability or by us for cause or voluntary by Mr. Holleran, he is entitled to receive any earned or accrued, but unpaid, base compensation and bonus and all accrued but unused vacation days through the termination date.

Payments and Benefits	Termination by Company Without Cause(1)
Compensation:
Base salary(2)	$250,000	(4)
Performance bonus(3)	$101,809	(5)
Benefits and Perquisites:	$95,738	(6)

(1)
For purposes of Mr. Holleran's employment agreement, "cause" includes, among other things, (i) his willful failure to perform his duties under his employment agreement, (ii) any intentional act of fraud, embezzlement or theft involving more than a nominal amount of our assets or property, (iii) any material damage to our assets, business or reputation resulting from his intentional or grossly negligent conduct, (iv) his intentional wrongful disclosure of material confidential information, (v) his intentional engagement in competitive activity which would constitute a breach of his employment agreement and/or his duty of loyalty, (vi) his intentional breach of any material employment policy, or (vii) his ineligibility for any reason to work lawfully in the United States for a period of four consecutive months.

(2)
Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Assumes that there is no earned but unpaid bonus at the time of termination.

(4)
If Mr. Holleran is terminated without cause, Mr. Holleran is entitled to receive his base salary in effect immediately prior to his termination of employment for a period of 12-months commencing on the termination date, subject to reduction by any amounts he earns during the 12-month period.

(5)
Under the terms of Mr. Holleran's employment agreement, if Mr. Holleran is terminated without cause, he is entitled to receive as severance an amount equal to the average of his performance bonuses paid to him during the two calendar years preceding his termination.

(6)
Represents payments of $1,315 a month to pay the cost of Mr. Holleran's continued participation in our group health plans under COBRA during the 12-month severance period and a maximum of $80,000 which Mr. Holleran is entitled to be reimbursed for his relocation costs back to Canada.

  Change in Control Benefits

        Under the terms of our Amended Share Option Plan, which we also refer to as our Amended Plan, upon a change in control of our Company all outstanding options will immediately vest and become exercisable. A "change of control" means the occurrence of (i) a person, including the person's affiliates and any other person acting jointly or in concert with that person, becoming the beneficial owner of, or exercising control over, more than 50.1% of the total voting power of our common stock; or (ii) our Company consolidating with, or merging with or into, another person or selling, transferring, leasing or otherwise disposing of all or substantially all of our assets to any person, or any person consolidating with, or merging with or into, our Company, in any such event pursuant to a transaction in which our outstanding shares of common stock are converted into or exchanged for cash, securities or other property, except for any such transaction in which the holders of our then outstanding common stock receive voting securities, or securities exchangeable at the option of the holder into voting securities, of the surviving person which constitute a majority of the voting securities.

        The following table sets forth the potential payments to our named executive officers as if we had a change of control as of the March 31, 2010, the last business day of our 2010 fiscal year.

Name	Transaction Bonus Pool(1)		Market Value of Accelerated Options
Philip S. Sassower—Chief Executive Officer	—	(2)	—	(3)
Mark Holleran—President and Chief Operating Officer	$472,319	(4)	—	(3)
Michael J. Rapisand—Chief Financial Officer	$283,391	(5)	—	(3)

(1)
Our named executive officers (except for Philip S. Sassower) are eligible to participate in a transaction bonus pool designed to incent and reward our executives who are employed by us upon the sale of our Company. Under the transaction bonus pool, an amount equal to 5% of the per share sales consideration up to $0.34 and 10% of the remaining per share consideration received through such sale, in each case after deducting the transaction expenses, will be allocated to the transaction bonus pool. For example, if a sale of our company is completed and each holder of our common stock will receive $1.00 per share after transaction expenses, the transaction bonus pool will be equal to 5% on the first $0.34 per share and 10% on the balance per share ($0.66 per share). The participation in the transaction bonus pool will be allocated as follows: 50% of the pool to Mark Holleran, our President and Chief Operating Officer, 30% of the pool to Michael J. Rapisand, our Chief Financial Officer, 5% of the pool to Bryan J. Bell, our Vice President of Engineering and the balance to our then current senior management team, as determined by our Board of Directors, in consultation with Mr. Holleran.

(2)
Mr. Sassower is not eligible to participate in the transaction bonus pool.

(3)
Pursuant to the terms of our Amended Plan, all outstanding options shall immediately vest upon the occurrence of a change of control of our Company. Assuming a market price of $0.085 per share, which represents the closing price of our common stock on March 31, 2010 as reported by the OTC Bulletin Board, the exercise price of all of the options held by such executive officer would be above the market price and thus the accelerated options would have a value of nil.

(4)
Assuming (i) a per share sales price of $0.085, which represents the closing price of our common stock on March 31, 2010 as reported by the OTC Bulletin Board and (ii) transaction costs of 10% of the total proceeds, the aggregate transaction bonus pool would be $944,638. Mr. Holleran would be entitled to receive 50% of the transaction bonus pool.

(5)
Assuming (i) a per share sales price of $0.085, which represents the closing price of our common stock on March 31, 2010 as reported by the OTC Bulletin Board, and (ii) transaction costs of 10% of the total proceeds, the aggregate transaction bonus pool would be $944,638. Mr. Rapisand would be entitled to receive 30% of the transaction bonus pool.

Director Compensation

        In June 2006, our Board of Directors approved a director compensation plan pursuant to which we will pay our directors a fee to attend board meetings. Under the plan, each director receives $1,500 for each board meeting he attends in person and $750 for each board meeting he attends by teleconference. In addition, from time to time, we grant options to our directors to purchase shares of our common stock. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending our board and board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board of Directors. For the fiscal years ended March 31, 2010 and 2009, we did not pay our directors their cash fees to attend meetings. Our directors elected to accept stock options in lieu of cash payments. On June 10, 2009, each director was granted options to purchase 150,000 shares of common stock at an exercise price of $0.15 per share, for each of the fiscal years 2010 and 2009, which options for fiscal 2009 were fully vested as of the date of grant and are exercisable for five years, and options for fiscal 2010 were fully vested on March 31, 2010 and are exercisable for five years.

Fiscal Year 2010 Director Compensation

        The following table sets forth compensation information for our directors who are not named executive officers for our fiscal year ended March 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Brian E. Usher-Jones	—	40,442	40,442
Andrea Goren	—	41,588	41,588
Thomas F. Leonardis	—	41,588	41,588
Frank Elenio	—	50,085	50,085
F. Ben Irwin	—	16,363	16,363

2009 Stock Incentive Plan

        On July 28, 2009, we adopted the 2009 Stock Incentive Plan, which we refer to as the 2009 Stock Plan. The 2009 Stock Plan provides for equity-based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units. Awards are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel. Up to 25,100,000 shares of common stock may be issued under the 2009 Stock Plan, which represents approximately 10% of our total issued and outstanding shares of common and convertible preferred stock. The 2009 Stock Plan became effective retroactively as of June 10, 2009 upon stockholder approval on January 14, 2010. If each of Proposals 3, 4 and 5 is approved, we intend to implement the Recapitalization and the Plan Amendment, which will increase the shares available for issuance under the 2009 Stock Plan from 25,100,000 to 75,000,000.

        Generally, the vesting of options and the retention of restricted shares granted under the 2009 Stock Plan are conditioned on a period or successive periods of continuous service of the award recipient. Expired options that remain unexercised and shares forfeited to or repurchased by us will become available for future grant under the 2009 Stock Plan. As of the Record Date, options to purchase 3,084,969 shares of our common stock were outstanding and 1,815,000 shares of our common stock have been awarded pursuant to restricted stock grants under the 2009 Stock Plan.

Employee Stock Purchase Plan

        On November 5, 2008, we adopted the 2009 Employee Stock Purchase Plan, which we refer to as the ESPP. The ESPP establishes a series of offering periods during which most of our employees have an opportunity to purchase our common stock through payroll deductions. To be eligible, an employee must have completed one year of employment and regularly work over 20 hours per week and over 5 months per year. Prior to each offering period, a participant elects to have between 1% and 20% of his or her base compensation set aside for the purchase of the shares upon purchase dates, which occur at the end of each calendar quarter. The purchase price is 95% of the fair market value per share of our common stock on the start date of the offering period.

        The initial offering period began on January 1, 2009 and terminated on March 31, 2010 and had a purchase price of $0.096 per share. The offering period for the fiscal year 2011 began on April 1, 2010 and will terminate on March 31, 2011 and has a purchase price of $0.08075 per share.

        Up to 5,000,000 shares are reserved for purchase under the ESPP. As of the Record Date, 1,189,275 shares of our common stock had been purchased under the ESPP. The ESPP may have additional offering periods until the shares reserved for the ESPP have been exhausted or the ESPP is terminated. It is intended that shares purchased under the ESPP qualify for special tax treatment under Section 423 of the Internal Revenue Code.

Amended Share Option Plan

        We also maintain an amended and restated stock option plan (which we refer to as the Amended Share Option Plan), the purpose of which was to attract, retain and motivate eligible persons whose contributions are important to our success and to advance our interests by providing such persons with the opportunity, through stock options, to acquire a proprietary interest in our Company. This plan was superseded by the 2009 Stock Plan and will continue until the expiration of current outstanding options issued under the plan.

        Pursuant to the Amended Share Option Plan, our Board of Directors was authorized, from time to time in its discretion, to issue to directors, officers, employees and consultants of our Company and its affiliates options to acquire our common stock at such prices as may be fixed by our Board of Directors at that time; provided, however, that the option exercise price was in no circumstances be lower than the market price of our common stock at the date the option is granted. Options granted under the Amended Share Option Plan are generally non-assignable, are exercisable for a term not exceeding 10 years and generally vest over a three year period in three annual installments, as determined by our Board of Directors.

        The number of shares of our common stock issuable upon exercise of options granted to insiders at any time pursuant to the Amended Share Option Plan cannot exceed 10% of our total issued and outstanding shares of common and preferred stock, and the number of shares issued to insiders, within any one year period, under the Amended Share Option Plan cannot exceed 10% of our total issued and outstanding shares.

        Subject to certain specific listed exceptions and to any express resolution passed by our Board of Directors with respect to an option granted under the Amended Share Option Plan, an option and all rights to purchase common stock shall expire and terminate immediately upon the person who holds such option ceasing to be a director, officer, employee or consultant of our Company and its affiliates.

        In July 2009, our Board of Directors adopted the 2009 Stock Plan. Accordingly, no additional options will be issued under the Amended Share Option Plan. The number of shares issuable under the Amended Share Option Plan is limited to 16,301,615 shares, which represent the total number of shares covered by options outstanding on the date the 2009 Stock Plan was adopted. As of the Record Date, 13,952,085 shares were covered by options outstanding under the Amended Share Option Plan.

Compensation Committee Interlocks and Insider Participation

        The compensation committee currently consists of Andrea Goren, Thomas F. Leonardis and Brian Usher Jones. Mr. Goren is co-manager of the managing member of Phoenix, one of our principal stockholders. Mr. Usher Jones served as our Interim Chief Financial Officer from August 1996 to November 1997 and from August 2001 to December 2001.

        On June 10, 2009, we issued to SG Phoenix LLC, an affiliate of Phoenix, a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, in lieu of cash compensation payable to SG Phoenix LLC for its services to us for the fiscal year ended March 31, 2009. Such warrant was fully vested on the date of grant. On June 10, 2009, we also issued to SG Phoenix LLC a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Such warrant fully vested on March 31, 2010. Mr. Goren shares voting and dispositive power over the shares held by SG Phoenix LLC.

        On July 27, 2009, we issued to certain holders of our notes three-year warrants to purchase an aggregate of up to 4,909,000 shares of our common stock at an exercise price of $0.10 per share as consideration for the noteholders subordinating their security interests. As a result, Phoenix received a warrant to purchase an additional 940,000 shares of our common stock. The warrants were fully vested on the date of issuance.

        In addition, on November 5, 2009, we and a majority-in-interest of the purchasers under our note purchase agreement, dated September 5, 2008, as amended, and our note purchase agreement, dated as of February 27, 2009, as amended, including Phoenix, agreed to extend the maturity date of the secured subordinated promissory notes issued under the note purchase agreements from December 31, 2010 to December 31, 2011 and extend the expiration date of warrants to purchase 40,090,000 shares of our common stock issued in connection with such notes from February 27, 2012 to January 14, 2013.

        At March 31, 2010, Phoenix held $940,000 in principal amount of our promissory notes. For the years ended March 31, 2010 and 2009, interest expense of $94,000 and $54,586, respectively, was recognized and paid through the issuance of 1,197,384 and 713,803 shares of our common stock, respectively, issued quarterly.

        For additional information, see Transactions with Related Persons below.

TRANSACTIONS WITH RELATED PERSONS

        On September 5, 2008, we entered into a note purchase agreement with Phoenix and the purchasers listed from time to time on Schedule II thereto, which we refer to as the Fall 2008 Note Purchase Agreement, pursuant to which we issued to Phoenix a promissory note in the principal amount of $1,000,000 and a warrant to purchase 3,703,704 shares of our common stock at an exercise price of $0.27 per share. Pursuant to the terms of the Fall 2008 Note Purchase Agreement, we agreed to issue up to an additional $2,000,000 of promissory notes, and warrants to purchase up to an additional 7,407,407 shares of our common stock.

        The promissory notes issued under the Fall 2008 Note Purchase Agreement, which we refer to as the Fall 2008 Notes, were initially due and payable in full on August 5, 2009 and bear interest at the rate of 10% per annum. Interest on the Fall 2008 Notes may be paid in cash or, at our option, in shares of our common stock. The Fall 2008 Notes are secured by all of our assets and the right of repayment of principal and interest on the Fall 2008 Notes and the security interest granted by us to the holders of the Fall 2008 Notes is subordinated to the indebtedness to our senior lender and subsequently became subordinated to the indebtedness of the holders of the promissory notes we issued pursuant to the note purchase agreement executed on November 5, 2009. The warrants issued pursuant to the September 2008 note purchase agreement, which we refer to as the Fall 2008 Warrants, were initially set to expire on September 5, 2011 and contain a cashless exercise provision.

        On October 21, 2008, pursuant to the Fall 2008 Note Purchase Agreement, we issued Fall 2008 Notes in the aggregate principal amount of $2,000,000, and issued Fall 2008 Warrants to purchase up to 16,666,667 shares of our common stock at an exercise price of $0.12 per share, to certain purchasers listed on Schedule II to the Fall 2008 Note Purchase Agreement. As part of the Fall 2008 Note issuance, we issued to each of Phoenix Enterprises Family Fund LLC, an entity controlled by Philip Sassower, our Chairman and Chief Executive Officer, and JAG Multi Investments LLC, a principal stockholder controlled by Alex and James Goren, a Fall 2008 Note in the principal amount of $717,500 and Fall 2008 Warrants to purchase 5,979,167 shares of our common stock. Andrea Goren, a director and member of our compensation committee is related to Alex and James Goren. In addition, on October 21, 2008 we and all purchasers listed on Schedule II to the Fall 2008 Note Purchase Agreement entered into an amendment to the Fall 2008 Note Purchase Agreement reducing the exercise price of the Fall 2008 Warrants previously granted to Phoenix on September 5, 2008 from $0.27 per share to $0.12 per share and increasing the number of shares of common stock Phoenix could purchase from 3,703,704 to 8,333,333 shares of our common stock in order to provide the same terms to all of the Fall 2008 Note purchasers.

        On February 27, 2009, we entered into another amendment to the Fall Note Purchase Agreement extending the maturity dates of the Fall 2008 Notes from August 5, 2009 to December 31, 2010, reducing the exercise price of the Fall 2008 Warrants previously issued from $0.12 per share to $0.10 per share and increasing the number of shares of common stock issuable upon exercise of the Fall 2008 Warrants from 25,000,000 to 30,000,000 shares of our common stock in order to provide the purchasers of the Fall 2008 Notes with the same terms as the notes issued pursuant to a new note purchase agreement we entered into on the same date. As a result of these amendments, the number of shares of common stock issuable to Phoenix, Phoenix Enterprises Family Fund LLC and JAG Multi Investments LLC upon exercise of the Fall 2008 Warrants held by those entities was increased to 9,400,000, 7,175,000 and 7,175,000, respectively.

        On April 30, 2009, our Board of Directors granted to our executive officers options to purchase an aggregate of 3,084,731 shares of our common stock, to our other employees options to purchase an aggregate of 1,780,406 shares of our common stock and to our directors options to purchase an aggregate of 496,478 shares of our common stock. The options are exercisable for five years, have an exercise price of $0.10 per share and vest annually in equal installments over three years, beginning on the first anniversary of the date of grant.

        On May 29, 2009, we entered into the twelfth amendment to our revolving credit facility with our commercial lender at the time. Pursuant to the amendment, among other things, we arranged for that commercial lender to provide up to $1 million of additional availability in excess of our borrowing base, based upon a supporting irrevocable standby letter of credit in the amount of $1 million, for the account of Philip Sassower, our Chairman of the Board and Chief Executive Officer, and Susan Sassower, his wife, in favor of the commercial lender. In order to induce Mr. and Mrs. Sassower to cause the issuing bank to issue the supporting letter of credit, we entered into a Credit Reimbursement, Compensation and Security Agreement, dated as of May 29, 2009, with Mr. and Mrs. Sassower, pursuant to which we agreed to (i) reimburse them for all costs and expenses incurred by them in connection with the issuance of the supporting letter of credit and the entry into the related agreements, (ii) reimburse them for all payments made by them to the issuing bank in connection with any drawings made by our lender under the supporting letter of credit; (iii) provide certain compensation to them in connection with the issuance of the supporting letter of credit, including the issuance by us of a three-year warrant to purchase 5,000,000 shares of our common stock at an exercise price of $0.10 per share; and (iv) grant to them a security interest in all of our assets to secure our obligations to them. The security interest granted by us to Mr. and Mrs. Sassower was subordinated to the rights and security interest of our commercial lender and senior to the rights and security interest of the holders of certain of our promissory notes.

        On June 10, 2009, we granted to each of our directors options to purchase 150,000 shares of our common stock, at an exercise price of $0.15, per share in lieu of cash compensation payable to the directors for their service to us for the fiscal year ended March 31, 2009. Such options were fully vested as of the date of grant and are exercisable for five years. On June 10, 2009, we also granted to each director options to purchase 150,000 shares of our common stock, at an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Those options fully vested on March 31, 2010 and are exercisable for five years.

        On June 10, 2009, we issued to SG Phoenix LLC, an affiliate of Phoenix, a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, in lieu of cash compensation payable to SG Phoenix LLC for its services to us for the fiscal year ended March 31, 2009. Such warrant was fully vested on the date of grant. On June 10, 2009, we also issued to SG Phoenix LLC a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Such warrant fully vested on March 31, 2010. Mr. Sassower and Mr. Goren share voting and dispositive power over the shares held by SG Phoenix LLC.

        On July 27, 2009, we issued to certain the holders of our promissory notes three-year warrants to purchase an aggregate of up to 4,909,000 shares of our common stock, at an exercise price of $0.10 per share, as consideration for those holders agreeing to subordinate their security interests in favor of Mr. and Mrs. Sassower in connection with the supporting letter of credit. As a result, Phoenix received a warrant to purchase an additional 940,000 shares of our common stock, Phoenix Enterprises Family Fund LLC, an entity controlled by Mr. Sassower, received a warrant to purchase an additional 717,500 shares of our common stock and JAG Multi Investments LLC, a beneficial owner of over 5% of our common stock, received a warrant to purchase an additional 717,500 shares of our common stock. The warrants are fully vested.

        On September 30, 2009, we raised $300,000 in a private placement with JAG Multi Investments LLC through the issuance of a secured demand note and warrants to purchase up to 1,500,000 shares of our common stock at $0.10 per share.

        On October 13, 2009, we raised $170,000 in a private placement with Philip Sassower, our Chairman of the Board and Chief Executive Officer, through the issuance of a secured demand note and warrants to purchase up to 850,000 shares of our common stock at $0.10 per share.

        On November 5, 2009, we entered into a Note Purchase Agreement pursuant to which we issued $3,210,000 of senior secured subordinated promissory notes and warrants to purchase up to 32,100,000 shares of our common stock at an exercise price of $0.10 per share. The notes are due and payable in full on December 31, 2011 and bear interest at the rate of 10% per annum. Interest on the notes may be paid in cash or, at our option, in shares of our common stock and are secured by all of our assets. The indebtedness under these notes and the security interest granted to the holders of the notes were subordinated to the rights and security interest of our senior lender at the time, but are senior to the indebtedness held by the investors who previously purchased our notes under previous note purchase agreements. The warrants issued to the purchasers are exercisable beginning on January 15, 2010 and expire on January 14, 2013. Mr. Sassower purchased $1,000,000 in principal amount of the notes and warrants to purchase 10,000,000 shares of our common stock in the private placement of the notes, for $830,000 in cash and the exchange of the secured demand note issued to Mr. Sassower on October 13, 2009.

        Also on November 5, 2009, we and a majority-in-interest of the holders of our promissory notes issued under previous note purchase agreements, including Phoenix, agreed (i) to extend the maturity date of the secured subordinated promissory notes issued under those note purchase agreements from December 31, 2010 to December 31, 2011 and (ii) to extend the expiration date of warrants to purchase 40,090,000 shares of our common stock issued in connection with the purchase of such notes from February 27, 2012 to January 14, 2013.

        In addition, on November 5, 2009, (i) Mr. and Mrs. Sassower reduced the total number of warrants issued to them in connection with the Letter of Credit Reimbursement, Compensation and

Security Agreement from 5,000,000 warrants to 1,400,000 warrants, and (ii) Mr. Sassower reduced the total number of warrants issued to him in connection with the secured demand note issued to him on October 13, 2009 from 850,000 warrants to 50,000 warrants.

        Furthermore, on November 5, 2009, JAG Multi Investments LLC also reduced the total number of warrants issued to it in connection with a secured demand note in the principal amount of $300,000 issued to it on September 30, 2009 from 1,500,000 warrants to 150,000 warrants.

        At March 31, 2010, Phoenix held $940,000 in principal amount of our promissory notes. For the years ended March 31, 2010 and 2009, interest expense of $94,000 and $54,586, respectively, was recognized and paid through the issuance of 1,197,384 and 713,803 shares of our common stock, respectively, issued quarterly.

        At March 31, 2010, Phoenix Enterprises Family Fund LLC held $717,500 in principal amount of our promissory notes. For the years ended March 31, 2010 and 2009, interest expense of $71,750 and $32,941, respectively, was recognized and paid through the issuance of 913,960 and 426,908 shares of our common stock, respectively, issued quarterly.

        At March 31, 2010, JAG Multi Investments LLC held $1,017,500 in principal amount of our promissory notes. For the years ended March 31, 2010 and 2009, interest expense of $83,832 and $33,226, respectively, was recognized and paid through the issuance of 1,079,151 and 426,908 shares of our common stock, respectively, issued quarterly.

        At March 31, 2010, Philip S. Sassower held $1,000,000 in principal amount of our promissory notes. For the years ended March 31, 2010 and 2009, interest expense of $40,274 and $0, respectively, was recognized and paid through the issuance of 550,636 and no shares of our common stock, respectively, issued quarterly.

        On August 18, 2010, in connection with the Bridge Financing, we entered into Amendment No. 1 to the Note Purchase Agreement dated as of November 5, 2009. Pursuant to Amendment No. 1, we may issue and sell to Phoenix and other purchasers, in the sole discretion of Phoenix, up to an additional $2,000,000 of principal amount of our senior secured subordinated promissory notes and warrants to purchase up to 28,571,429 shares of our common stock at an exercise price of $0.07 per share, resulting in up to $2,000,000 of gross proceeds to us, prior to the date of the Annual Meeting.

        On November 3, 2010, we entered into Amendment No. 2 to the Note Purchase Agreement dated as of November 5, 2009. Pursuant to Amendment No.2, we increased the total additional principal amount of our senior secured subordinated notes that we could issue and sell in the Bridge Financing to $3,000,000 and the warrants to purchase shares of our common stock issued in the Bridge Financing after the date of Amendment No. 2 would have an exercise price of $0.04. It was also a condition to the first closing after the date of Amendment No. 2 that all of the warrants previously issued in the Bridge Financing would be amended to reduced their exercise price from $0.07 per share to $0.04 per share. The notes issued pursuant to the Bridge Financing will be exchanged for shares of our Series D Preferred Stock in the Recapitalization. As of the date of this proxy statement, we had issued notes with the principal amount of $850,000, and warrants to purchase 21,250,000 shares of our common stock, to Phoenix in the Bridge Financing.

        On November 3, 2010, we also entered into an Exchange Agreement pursuant to which we and holders representing more than a majority in interest of our outstanding senior secured subordinated indebtedness and our secured subordinated indebtedness, agreed to exchange all of our outstanding senior secured subordinated and secured subordinated indebtedness, which we estimate to be in the aggregate principal amount, plus accrued and unpaid interest, of approximately $9,437,500 at the time of closing into shares of our Series D Preferred Stock, at an exchange price of $1.00 per share for each $1.00 of such indebtedness. The Series D Preferred Stock issued under the Exchange Agreement will be convertible into our common stock at an initial conversion price of $0.04 per share. Assuming that

9,437,500 shares of the Series D Preferred Stock are issued upon consummation of the Recapitalization, Mr. Sassower and his affiliated entities (other than Phoenix) will receive 1,759,848 shares, or approximately 18.6%, of the Series D Preferred Stock issued under the Exchange Agreement, Mr. Goren and his affiliated entities (other than Phoenix) will receive 25,616 shares, or approximately 0.3%, of the Series D Preferred Stock issued under the Exchange Agreement, and Phoenix will beneficially own 2,022,761 shares, or approximately 21.4%, of the Series D Preferred Stock issued under the Exchange Agreement.

Review, Approval or Ratification of Transactions with Related Persons

        Our audit committee reviews and reports to our Board of Directors on any related party transaction. From time to time, the independent members of our Board of Directors form an ad hoc committee to consider transactions and agreements in which a director or executive officer of our Company has a material interest. In considering related party transactions, the members of our audit committee are guided by their fiduciary duties to our stockholders. Our audit committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our capital stock as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors, (iii) each of our "named executive officers" and (iv) our directors and executive officers as a group.

				Series A Preferred Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series C Preferred Stock Beneficially Owned
	Common Stock Beneficially Owned			Number of Shares of Series A Preferred Stock			Number of Shares of Series B Preferred Stock		Number of Shares of Series C Preferred Stock
Name of Beneficial Owner(1)	Number of Shares(2)		Percentage of Class(3)			Percentage of Class(4)		Percentage of Class(5)			Percentage of Class(6)
Philip S. Sassower	166,007,114	(7)	54.3%	44,708,384	(22)	71.1%	—	—	4,200,000	(25)	25.3%
Mark Holleran	5,357,799	(8)	1.9%	—		—	—	—	—		—
Michael J. Rapisand	1,531,612	(9)	*	147,059		*	—	—	—		—
Bryan J. Bell	1,327,769	(10)	*	—		—	—	—	—		—
Brian E. Usher-Jones	936,577	(11)	*	—		—	—	—	—		—
Andrea Goren	110,162,937	(12)	35.8%	31,032,014	(23)	49.4%	—	—	3,520,000	(26)	20.6%
Thomas F. Leonardis	539,946	(13)	*	—		—	—	—	—		—
Frank Elenio	522,827	(14)	*	—		—	—	—	—		—
F. Ben Irwin	150,000	(15)	—	—		—	—	—	—		—
Phoenix Venture Fund LLC	106,002,946	(16)	34.3%	31,032,014	(23)	49.4%	—	—	3,320,000	(27)	19.4%
110 East 59th Street
New York, NY 10022
Alex and James Goren	25,850,415	(17)	9.0%	4,357,708	(24)	6.9%	—	—	800,000	(28)	4.7%
150 East 52nd Street
New York, NY 10022
Leonard Pearlman, JAM Capital
Assoc. LLC and New Giles LLC	8,560,546	(18)	3.1%	1,130,137		1.8%	—	—	1,000,000		5.9%
112 W 56th
New York, NY 10019
William Freas	5,507,225		2.0%	—		—	2,941,177	35.3%	—		—
c/o Joseph Gunnar & Co.
30 Broad Street
New York, NY 10004
James J. O'Donnell	7,938,448	(19)	2.8%	780,655		1.2%	—	—	900,000		5.3%
845 UN Plaza
New York, NY 10017
Keith Guenther	3,632,064	(20)	1.3%	—		—	—	—	840,000		4.9%
25391 Commercecenter Dr.
Ste 200
Lake Forest, CA 92630
Hamir Realty Co.	2,482,763		*	—		—	—	—	1,070,000		6.3%
12 E 49th
New York, NY 10017
Fifty-Ninth Street Investors LLC	2,107,934		*	—		—	—	—	1,000,000		5.9%
110 E 59th Street
New York, NY 10022
Ross Irvine	2,306,280		*	—		—	1,000,000	12.0%	200,000		*
c/o Sky Capital LLC
110 Wall Street
New York, NY 10005
Adrian Maginnis	952,117		*	—		—	500,000	6.0%	—		—
21 Ravranet Rd
Lisburn, Country
Atrium BT27 5NB
All directors and executive officers as a group (9 persons)(21)	177,533,636		57.4%	44,855,443		71.3%	—	—	4,520,000		26.4%

*
Represents less than 1% of class or combined classes.

(1)
Except as otherwise indicated above, the address of each stockholder identified is c/o Xplore Technologies Corp., 14000 Summit Drive, Suite 900, Austin, Texas 78728. Except as indicated in the other footnotes to this table, each person named in this table has sole voting and investment power with respect to all shares of stock beneficially owned by that person.

(2)
Options and warrants exercisable within 60 days of the Record Date are deemed outstanding for the purposes of computing the percentage of shares owned by that person, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

(3)
Based on 151,157,673 shares of our common stock, 62,873,781 shares of Series A Preferred Stock that is convertible into common stock at a conversion ratio of approximately 1.4283 as of the Record Date, 8,334,982 shares of Series B Preferred Stock that is convertible into common stock at a conversion ratio of approximately 1.3333 as of the Record Date and 17,074,000 shares of Series C Preferred Stock that is convertible into common stock at a conversion ratio of 1.25 as of the Record Date, each issued and outstanding as of the Record Date.

(4)
Based on 62,873,781 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

(5)
Based on 8,334,982 shares of Series B Preferred Stock issued and outstanding as of the Record Date.

(6)
Based on 17,074,000 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

(7)
Includes 7,078,831 shares of common stock owned of record and 7,386,769 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Phoenix Enterprises Family Fund, LLC, an entity controlled by Mr. Sassower, 7,892,500 shares of common stock that Phoenix Enterprises Family Fund LLC has the right to acquire under outstanding warrants exercisable within 60 days after the Record Date, 1,250,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by Mr. Sassower, 11,450,000 shares of common stock that Mr. Sassower has the right to acquire under an outstanding warrant exercisable within 60 days after the Record Date, 539,946 shares of common stock that Mr. Sassower has the right to acquire under outstanding options exercisable within 60 days after the Record Date, 3,660,000 shares of common stock that Mr. Sassower has the right to control under outstanding warrants exercisable within 60 days after the Record Date, owned of record by SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share the voting and dispositive power with respect to these shares, and 3,839,482 shares of common stock owned of record by The Philip S. Sassower 1996 Charitable Remainder Annuity Trust, an entity controlled by Mr. Sassower. Also includes 106,002,946 shares of common stock beneficially owned by Phoenix, in which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(8)
Includes 4,640,108 shares of common stock that Mr. Holleran has the right to acquire under outstanding options exercisable within 60 days after the Record Date.

(9)
Includes 850,014 shares of common stock that Mr. Rapisand has the right to acquire under outstanding options exercisable within 60 days after the Record Date and 210,030 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Mr. Rapisand.

(10)
Includes 1,043,119 shares of common stock that Mr. Bell has the right to acquire under outstanding options exercisable within 60 days after the Record Date.

(11)
Includes 522,827 shares of common stock that Mr. Usher-Jones has the right to acquire under outstanding options exercisable within 60 days after the Record Date.

(12)
Includes 110,045 shares of common stock owned of record and 1,000,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by Andax, LLC, in which Mr. Goren is the manager, 250,000 shares of common stock that Andax LLC has the right to acquire under outstanding warrants exercisable within 60 days after the Record Date, 539,946 shares of common stock that Mr. Goren has the right to acquire under outstanding options exercisable within 60 days after the Record Date, 3,250,000 shares of common stock that Mr. Goren has the right to control under outstanding warrants exercisable within 60 days after the Record Date, owned of record by SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share the voting and dispositive power with respect to these shares. Also includes 106,002,946 shares of common stock beneficially owned by Phoenix, in which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(13)
Includes 539,946 shares of common stock that Mr. Leonardis has the right to acquire under outstanding options exercisable within 60 days after the Record Date.

(14)
Includes 456,160 shares of common stock that Mr. Elenio has the right to acquire under outstanding options exercisable within 60 days after the Record Date.

(15)
Includes 150,000 shares of common stock that Mr. Irwin has the right to acquire under outstanding options exercisable within 60 days after the Record Date.

(16)
Includes 31,590,000 shares of common stock that Phoenix has the right to acquire under outstanding warrants exercisable within 60 days after the Record Date, 44,321,947 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Phoenix and 4,150,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by Phoenix. Voting and investment power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix.

(17)
Consists of 5,859,814 shares of common stock owned of record, 4,655,748 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record and 1,000,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by JAG Multi Investment LLC, 11,042,500 shares of common stock that JAG Multi Investment LLC has the right to acquire under outstanding warrants exercisable within 60 days after the Record Date and 1,714,138 shares of common stock owned of record and 1,568,213 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Goren Brothers LP. Voting and investment power over these shares is held equally by Alex Goren and James Goren.

(18)
Includes 2,795,000 shares of common stock that Leonard Pearlman, JAM Capital Associates LLC and New Giles LLC have the right to acquire under outstanding warrants exercisable within 60 days after the Record Date, 1,614,134 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by JAM Capital Associates LLC and 1,250,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by JAM Capital Associates LLC.

(19)
Includes 3,200,000 shares of common stock that James O'Donnell has the right to acquire under outstanding warrants exercisable within 60 days after the Record Date, 1,114,981 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Mr. O'Donnell and 1,125,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by Mr. O'Donnell.

(20)
Includes 1,000,000 shares of common stock that Keith Guenther has the right to acquire under outstanding warrants exercisable within 60 days after the Record Date and 1,050,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by Mr. Guenther.

(21)
Includes 9,282,066 shares of common stock our directors and executive officers have the right to acquire under outstanding options exercisable within 60 days after the Record Date, 23,252,500 shares of common stock our directors and executive officers have the right to acquire under outstanding warrants exercisable within 60 days after the Record Date, 19,743,522 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by our directors and executive officers, or entities controlled by them, and 1,500,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by our directors and executive officers, or entities controlled by them. Also includes 106,000,921 shares of common stock beneficially owned by Phoenix, in which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Sassower and Mr. Goren each disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(22)
Includes 5,171,847 shares of Series A Preferred Stock owned of record by Phoenix Enterprises Family Fund, LLC, an entity controlled by Mr. Sassower. Also includes 31,032,014 shares of Series A Preferred Stock owned of record by Phoenix, in which Mr. Sassower is the co-manager of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(23)
Consists of 31,032,014 shares of Series A Preferred Stock owned of record by Phoenix. Voting and investment power over these shares held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(24)
Consists of 3,259,723 shares of Series A Preferred Stock owned of record by JAG Multi Investment LLC and 1,097,985 shares of Series A Preferred Stock owned of record by Goren Brothers LP. Voting and investment power over these shares is held equally by Alex Goren and James Goren.

(25)
Consists of 3,320,000 shares of Series C Preferred Stock owned of record by Phoenix, in which Mr. Sassower is the co-manager of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(26)
Consists of 200,000 shares of Series C Preferred Stock owned of record by Andax LLC, in which Mr. Goren is the manager. Also includes 3,320,000 shares of Series C Preferred Stock owned of record by Phoenix, in which Mr. Goren is the co-manager of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(27)
Consists of 3,320,000 shares of Series C Preferred Stock owned of record by Phoenix. Voting and investment power over these shares held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(28)
Consists of 800,000 shares of Series C Preferred Stock owned of record by JAG Multi Investment LLC. Voting and investment power over these shares is held equally by Alex Goren and James Goren.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership of our common stock and other equity securities with the SEC on a timely basis. Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, we believe all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed on a timely basis all such required reports during and with respect to our 2010 fiscal year except for one late Form 4 filing for each of Mr. Sassower, Mr. Goren, Mr. Elenio, Mr. Irwin, Mr. Leonardis and Mr. Usher-Jones.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

        Stockholder proposals, including director nominations, must comply with our By-laws, under which such proposals must be delivered to our Corporate Secretary at our principal executive offices no earlier than 75 days and no later than 45 days prior to the anniversary of the date our proxy materials are released to stockholders for the Annual Meeting to be considered timely, provided, however, in the event that the date of the 2011 annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the date of the 2011 annual meeting or the 10th day following the day on which a public announcement of the date of such meeting is first made by us.

ANNUAL REPORT; INCORPORATION BY REFERENCE

        Our Annual Report on Form 10-K for the fiscal year ended March 31, 2010, containing audited financial statements for the years ended March 31, 2009 and March 31, 2010, accompanies this proxy statement. Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K (without exhibits) and additional copies of this proxy statement, each of which we have filed with the Securities and Exchange Commission. In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record, copies of any exhibit to our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 filed with the Securities and Exchange Commission. All written requests should be directed to the Secretary of our Company at our address set forth on the first page of this proxy statement. We incorporate by reference into this proxy statement Item 8 (Financial Statements) of our Annual Report on Form 10-K.

FORWARD-LOOKING STATEMENTS

        From time to time, we may provide information, whether orally or in writing, including certain statements in this proxy statement, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act"). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

        The words "believe," "plan," "expect," "intend," "anticipate," "estimate," "may," "will," "should" and similar expressions are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended or using other similar expressions. We do not intend to update these forward-looking statements, except as required by law.

        In accordance with the provisions of the Litigation Reform Act, we are making you aware that such forward-looking statements, because they relate to future events and are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this proxy statement and other public statements we make. Such factors are discussed in the "Risk Factors" section of our Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and

Exchange Commission, which we refer to as the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

        As of the date of this proxy statement, our Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Michael J. Rapisand
Corporate Secretary and Chief Financial Officer

Austin, Texas
November     , 2010

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT.

APPENDIX A

XPLORE TECHNOLOGIES CORP.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
XPLORE TECHNOLOGIES CORP.

(Duly Adopted Pursuant to Sections 242 and 245
of the General Corporation Law of Delaware)

        Xplore Technologies Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        1.     That the Corporation was incorporated upon the filing of its original certificate of incorporation on June 20, 2007.

        2.     That the Board of Directors pursuant to a written consent under Section 141(f) of the General Corporation Law of the State of Delaware and the stockholders of the Corporation pursuant to a vote at a meeting duly called and held by the holders of not less than a majority of the outstanding stock of the Corporation entitled to vote thereon and a majority of the outstanding stock of each class of stock of the Corporation entitled to vote thereon, duly adopted the amendment and restatement to the Corporation's certificate of incorporation as follows:

        FIRST:    The name of the Corporation is Xplore Technologies Corp.

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.

        THIRD:    The nature of the business or purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH:    The total number of shares of stock which the Corporation is authorized to issue is One Billion Five Hundred Million (1,500,000,000) shares of capital stock consisting of: (i) One Billion Three Hundred Fifty Million (1,350,000,000) shares of common stock, $.001 par value (the "Common Stock"), and (ii) One Hundred Fifty Million (150,000,000) shares of Preferred Stock, $.001 par value (the "Preferred Stock").

        Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation (as defined below) relating to any series of Preferred Stock).

        FIFTH:    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, subject to any limitations prescribed by law, to provide for the issue of all or any of the shares of the Preferred Stock in one or more series and to file a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation") to fix the number of shares and to determine or alter, for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of

Directors providing for the issue of such shares and as may be permitted by the General Corporation Law of the State of Delaware. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all of the outstanding shares of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. The authority of the Board of Directors with respect to each additional series shall include, but not be limited to, determination of the following:

          (A)  The number of shares constituting that series and the distinctive designation of that series;

          (B)  Whether that series shall be entitled to dividends and, if so, the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (C)  Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

          (D)  Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (E)  Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (F)  Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (G)  The rights of the shares of that series in the event of a Liquidation, and the relative rights of priority, if any, of payment of shares of that series; and

          (H)  Any other relative rights, preferences and limitations of that series.

A.    SERIES A PREFERRED STOCK

        The first such series of Preferred Stock shall be designated as Series A Convertible Preferred Stock ("Series A Preferred Stock") and the number of shares constituting such series shall be Sixty-Four Million (64,000,000) shares. The Series A Preferred Stock shall have the following rights, designations, powers and privileges:

        1.    Dividends.

          (a)   (i) From and after the date of the issuance of any Series A Preferred Stock through November 30, 2010, dividends at the rate per annum of 5% of the Series A Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series A Preferred Stock and (ii) from and after December 1, 2010, dividends at the rate per annum of 7.5% of the Series A Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series A Preferred Stock (collectively, the "Series A Dividends"). Series A Dividends shall accrue, whether or not declared, and shall be cumulative. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of stock of the Corporation other than the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other series of Preferred Stock entitled to receive dividends in priority to or concurrently with the holders of the Series A Preferred Stock unless the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, the Series A Dividends. The "Series A Original Issue Price" shall mean $0.34 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

          (b)   The Series A Dividends shall be mandatory and shall be paid, out of funds legally available, quarterly on the first Business Day (as defined below) of March, June, September and December of each year (each a "Series A Dividend Payment Date"), commencing on the first Business Day next succeeding the Series A Initial Dividend Period (as defined below). The Series A Dividends shall, at the option of the Corporation, be paid in cash, out of funds legally available, or, subject to any necessary approval of such United States securities exchange or quotation system which on the date of determination constitutes the principal securities market for the Common Stock (the "Principal Securities Market"), be paid in that number of shares of Common Stock as is determined by dividing (i) the aggregate amount of the Series A Dividends then payable by (ii) the volume weighted average trading price of the Common Stock on the Principal Securities Market over the 10 trading days ending on the third trading day immediately preceding the Series A Dividend Payment Date, less a discount of 25% of the volume weighted average trading price of the Common Stock. If any Series A Dividend is not paid on a Series A Dividend Payment Date, then the amount of such unpaid dividend shall continue to accrue from the applicable Series A Dividend Payment Date until paid.

          (c)   For greater certainty, (i) from and after the date of the issuance of any Series A Preferred Stock through November 30, 2010, the amount of Series A Dividends payable for each full Series A Dividend Period (as defined below) for the Series A Preferred Stock shall be 1.25% of the Series A Original Issue Price and (ii) from and after December 1, 2010, the amount of Series A Dividends payable for each full Series A Dividend Period (as defined below) for the Series A Preferred Stock shall be 1.875% of the Series A Original Issue Price. For greater certainty, the amount of Series A Dividends payable for (i) the Series A Initial Dividend Period shall be equal to 5% of the Series A Original Issue Price multiplied by the quotient obtained by dividing the number of days in the period for which the shares of Series A Preferred Stock were outstanding by 365, and (ii)(A) from and after the date of the issuance of any Series A Preferred Stock through November 30, 2010, any other period shorter than a full Series A Dividend Period shall be equal to 1.25% of the Series A Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series A Dividend Period by 90 and (B) from and after December 1, 2010, any other period shorter than a full Series A Dividend Period shall be equal to 1.875% of the Series A Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series A Dividend Period by 90.

          (d)   Fractional shares of Common Stock will not be issued upon payment of any Series A Dividends and any amount of fractional shares of Common Stock or Series A Preferred Stock, as applicable, otherwise issuable upon payment of any Series A Dividends shall, in the sole discretion of the Board of Directors, either be paid in cash or, to the fullest extent permitted by law, continue to accrue until the next Series A Dividend Payment Date.

          (e)   Series A Dividends to be paid on a Series A Dividend Payment Date shall be paid, out of funds legally available, to the holders of record of the Series A Preferred Stock as they appear on the share register of the Corporation at the close of business fifteen (15) days preceding the applicable Series A Dividend Payment Date. Holders of Series A Preferred Stock shall be entitled to receive dividends, out of funds legally available, after any series or class of the Corporation's share capital that ranks senior as to dividends to the Series A Preferred Stock, in preference to and in priority over dividends upon the Common Stock and any other series or class of the Corporation's capital stock that ranks junior as to dividends to the Series A Preferred Stock, and shall be on parity as to dividends with any series or class of the Corporation's share capital that does not rank senior or junior as to dividends with the Series A Preferred Stock. The Series A Preferred Stock shall rank junior to the Series D Preferred Stock with respect to dividends. The Series A Preferred Stock shall rank on parity with the Series B Preferred Stock and Series C Preferred Stock with respect to dividends. The holders of Series A Preferred Stock shall not be entitled to dividends in excess of full cumulative dividends as herein provided.

          (f)    The term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close. The term "Series A Dividend Period" shall mean quarterly dividend periods commencing on the first day of March, June, September and December of each year and ending on and including the day preceding the first day of the next succeeding Series A Dividend Period (other than the Series A Initial Dividend Period). The term "Series A Initial Dividend Period" shall mean the period commencing on the Series A Original Issue Date and ending on (and including) February 28, 2007.

        2.    Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

          (a)    Payments to Holders of Series A Preferred Stock.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders (on a pari passu basis with the holders of Series B Preferred Stock, Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series A Preferred Stock), after payment in full has been made to the holders of the Series D Preferred Stock and any other series of Preferred Stock ranking as to liquidation senior to the Series A Preferred Stock in accordance with the terms hereof (the "Senior Stock") and before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking as to liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) one (1) times the Series A Original Issue Price, plus an amount equal to any Series A Dividends accrued but unpaid thereon which dividends shall be paid in cash (and not in Common Stock), and (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Section 4 immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the "Series A Liquidation Amount"). If upon any such Liquidation and following the payment in full to the holders of Senior Stock in accordance with the terms hereof, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series A Preferred Stock the full amount to which they shall be entitled under this Section 2(a), the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The Series A Preferred Stock shall rank junior to the Senior Stock and on parity with the Series B Preferred Stock and Series C Preferred Stock with respect to a Liquidation or a Series A Deemed Liquidation Event (as defined below).

          (b)    Distribution of Remaining Assets.    In the event of a Liquidation, after the payment of all preferential amounts required to be paid to the holders of Series A Preferred Stock pursuant hereto, the holders of Series A Preferred Stock will not be entitled to share in any of the remaining assets of the Corporation available for distribution.

          (c)    Deemed Liquidation Events.

              (i)  To the fullest extent permitted by law, each of the following events shall be deemed to be a Liquidation for purposes of this Section 2 (a "Series A Deemed Liquidation Event"), unless the holders of at least a majority of the voting power of Series A Preferred Stock vote or consent otherwise at least five days prior to the effective date of any such event:

              (A)  a merger or consolidation in which

        (I)
        the Corporation is a constituent party, or

        (II)
        a subsidiary of the Corporation is a constituent party and the Corporation issues shares pursuant to such merger or consolidation,

    except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares which represent, immediately following such merger or consolidation at least a majority of the voting power (determined on a fully diluted basis assuming the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities, respectively), of the shares of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 2(c)(i), all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

              (B)  the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

             (ii)  The Corporation shall not, without the vote or written consent described in Section 2(c)(i), effect a Series A Deemed Liquidation Event referred to in Subsection 2(c)(i)(A)(I) above unless the agreement or plan of merger, arrangement or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of shares in the capital of the Corporation in accordance with Subsections 2(a) and 2(b) above.

            (iii)  In the event of a Series A Deemed Liquidation Event pursuant to Subsection 2(c)(i)(A)(II) or (B) above, if the Corporation does not effect a dissolution of the Corporation under the Delaware General Corporation Law within 90 days after such Series A Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Series A Preferred Stock no later than the 90th day after the Series A Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such Series A Preferred Stock, out of funds legally available therefor, and (B) if the holders of at least a majority of the voting power of Series A Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Series A Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Series A Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) (the "Series A Net Proceeds"), to the extent legally available therefor, on the 150th day after such Series A Deemed Liquidation Event to redeem all outstanding shares of Series A Preferred Stock at a price per share equal to the Series A Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if, following the redemption in full of the Senior Stock, the Series A Net Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock and any other series of Preferred Stock (including the Series B Preferred Stock and Series C Preferred Stock) ranking as to redemption on parity with the Series A Preferred Stock that is required to then be redeemed, or if the Corporation does not have sufficient lawfully available funds to effect such redemption, the Corporation shall redeem the pro rata portion of each holder's shares of Series A Preferred Stock and any other series of Preferred Stock ranking as to redemption on parity with the Series A Preferred Stock on a pari passu basis (including the Series B Preferred Stock and Series C Preferred Stock) based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. To the fullest extent permitted by law, prior to the distribution or redemption provided for in this Subsection 2(c)(iii), the Corporation shall not expend or dissipate the consideration received for such Series A Deemed Liquidation Event without the written consent or affirmative vote of the holders of at least a majority of the voting power of Series A Preferred Stock, consenting or voting (as the case may be) separately as a class, unless a majority of the entire Board of Directors of the Corporation, including each of the Series A Directors (as hereinafter defined), has approved such expenditure.

            (iv)  The amount deemed paid or distributed to the holders of Series A Preferred Stock upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation in accordance with the following guidelines:

              (A)  For securities not subject to investment letters or other similar restrictions on free marketability,

        (I)
        if traded on the New York Stock Exchange, a national securities exchange or the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the 30-day period ending three trading days prior to the closing of such transaction;

        (II)
        if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three trading days prior to the closing of such transaction; or

        (III)
        if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

              (B)  The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation) from the market value as determined pursuant to clause (A) above so as to reflect the approximate fair market value thereof.

        3.    Voting.

          (a)    General.    To the fullest extent permitted by law, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law or by the provisions of Subsection 3(b) or 3(c) below, holders of Series A Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock entitled to vote at such meeting or by written consent, as a single class.

          (b)    Election of Directors.    The holders of record of a majority of the voting power of the Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect two (2) directors of the Corporation (the "Series A Directors"). Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of a majority of the voting power of the holders of the Series A Preferred Stock given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of holders of the Series A Preferred Stock then outstanding. At any meeting held for the purpose of electing a Series A Director, the presence in person or by proxy of the holders of a majority of the voting power of Series A Preferred Stock shall constitute a quorum for the purpose of electing such director. A vacancy in any directorship filled by the holders of Series A Preferred Stock shall be filled only by written consent or affirmative vote of the holders of at least a majority of the voting power of Series A Preferred Stock or appointed by any remaining director elected by the holders of Series A Preferred Stock pursuant to this Subsection 3(b). The rights of the holders of the Series A Preferred Stock to elect the Series A Directors shall permanently terminate on the first date following the Series A Original Issue Date (as defined below) on which there are issued and outstanding less than 6,347,289 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, subdivision or other similar recapitalization affecting such shares).

          (c)    Protective Provisions.    At any time when at least 6,347,289 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, subdivision or other similar recapitalization affecting such shares) are issued and outstanding, the Corporation shall not, either directly or indirectly, by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or this Amended and Restated Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the voting power of Series A Preferred Stock, consenting or voting (as the case may be) separately as a class:

              (i)  effect a Liquidation, effect any Series A Deemed Liquidation Event, or consent to any of the foregoing;

             (ii)  amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock;

            (iii)  create, or authorize the creation of, or issue any additional class or series of shares unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on a Liquidation and the payment of dividends, or increase the authorized number of shares of Series A Preferred Stock;

            (iv)  purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares in the capital of the Corporation other than dividends or distributions on the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as expressly authorized herein;

             (v)  (A) create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or permit any subsidiary to take any such action with respect to any debt security, (B) incur, or authorize the incurrence of, any indebtedness, including capital leases, other than trade payables incurred in the ordinary course of business consistent with past practice, (C) enter into, amend, modify or terminate, or authorize or permit any subsidiary to enter into, amend, modify or terminate, any accounts receivable purchasing or factoring arrangement or (D) suffer, or permit to suffer, any lien on the assets of the Corporation or any subsidiary other than equipment liens in the ordinary course of business consistent with past practice, unless, in each case, such action has been approved by a majority of the entire Board of Directors, including the approval of each of the Series A Directors;

            (vi)  increase or decrease the authorized number of directors constituting the Board of Directors; or

           (vii)  terminate the employment of the Corporation's then current Chief Executive Officer, President or Chief Financial Officer or hire or appoint anyone to any such offices or their respective equivalents.

        4.    Optional Conversion.    The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Series A Conversion Rights"):

          (a)    Right to Convert.    Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion. The shares of Series A Preferred Stock that are converted into Common Stock pursuant to this Section 4 shall be entitled to receive, out of funds legally available, an amount equal to any accrued but unpaid Series A Dividends thereon through the Series A Conversion Time (as defined below) calculated in accordance with Section 1 and payable to the holders of such Series A Preferred Stock in accordance with Section 4(d) concurrently with the issuance and delivery of certificates representing shares of Common Stock issuable upon such conversion. The "Series A Conversion Price" as of the filing of this Amended and Restated Certificate of Incorporation and prior to the issuance of the Series D Preferred Stock is equal to $0.2241. Such Series A Conversion Price and the rate at which Series A Preferred Stock may be converted into Common Stock shall be subject to adjustment as provided below.

          (b)    Termination of Conversion Rights.    In the event of a Liquidation, or a Series A Deemed Liquidation Event, the Series A Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

          (c)    Fractional Shares.    No fractional shares of Common Stock shall be issued upon conversion of the shares of Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

          (d)    Mechanics of Conversion.

              (i)  In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into Common Stock, such holder shall surrender the certificate or certificates for such Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of Series A Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the "Series A Conversion Time"), and the Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Series A Conversion Time, issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the full number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and cash as provided in Subsection 4(c) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (ii)  To the fullest extent permitted by law, the Corporation shall at all times when shares of the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued shares, for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

            (iii)  All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Series A Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of an amount equal to any dividends accrued but unpaid thereon out of funds legally available. Any shares of Series A Preferred Stock so converted shall, upon the taking of appropriate action by the Board of Directors, be retired and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

            (iv)  Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any accrued but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

             (v)  To the fullest extent permitted by law, the Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of the shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (e)   Adjustments to Series A Conversion Price for Diluting Issues.

            (i)    Special Definitions.    For purposes of this Article Fifth A., the following definitions shall apply:

              (A)  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

              (B)  "Series A Original Issue Date" shall mean the date on which the shares of Series A Preferred Stock were actually issued.

              (C)  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

              (D)  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(e)(iii) below, deemed to be issued) by the Corporation after the filing of this Amended and Restated Certificate of Incorporation, other than the following ("Exempted Securities"):

        (I)
        Common Stock, Options or Convertible Securities issued or deemed issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

        (II)
        Common Stock, Options or Convertible Securities issued or issuable by reason of a dividend, stock split, split-up or other distribution on the Common Stock that is covered by Subsection 4(f), 4(g), 4(h) and 4(i) below;

        (III)
        Common Stock, Options or Convertible Securities issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement either in effect as of the date of filing of this Amended and Restated Certificate of Incorporation or otherwise approved by a majority of the entire Board of Directors of the Corporation, including each of the Series A Directors; or

        (IV)
        Common Stock or Convertible Securities actually issued upon the exercise of Options, or Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security.

            (ii)    No Adjustment of Conversion Price.    No adjustment in the Series A Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the voting power of Series A Preferred Stock agreeing that no such adjustment shall be made as a result of the issuance or deemed issuance of such Additional Shares of Common Stock.

            (iii)    Deemed Issuance of Additional Shares of Common Stock.

              (A)  If the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability, but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date. For the avoidance of doubt, the shares of Series D Preferred Stock originally issued under this Amended and Restated Certificate of Incorporation shall be deemed to be Additional Shares of Common Stock for purposes of this Article Fifth A and the provisions of this Subsection 4(e)(iii) shall apply.

              (B)  If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no re-adjustment pursuant to this clause (B) shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, and (ii) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

              (C)  If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4(e)(iv) below (either because the consideration per share (determined pursuant to Subsection 4(e)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the filing of this Amended and Restated Certificate of Incorporation), are revised after the filing of this Amended and Restated Certificate of Incorporation as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4(e)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

              (D)  Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security, or portion thereof, never been issued.

              (E)  If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series A Conversion Price provided for in this Subsection 4(e)(iii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this Subsection 4(e)(iii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at the time such Option or Convertible Security is issued or amended, any adjustment to the Series A Conversion Price that would result under the terms of this Subsection 4(e)(iii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series A Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

            (iv)    Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.    In the event the Corporation shall at any time after the filing of this Amended and Restated Certificate of Incorporation issue Additional Shares of Common Stock (including

    Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(e)(iii)), without consideration or for a consideration per share less than the applicable Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = (CP1 * (A + B)) / (A + C)

    For purposes of the foregoing formula, the following definitions shall apply:

              (A)  "CP2" shall mean the Series A Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

              (B)  "CP1" shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

              (C)  "A" shall mean the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issuance or upon conversion or exchange of Convertible Securities (including the Series A Preferred Stock) outstanding (assuming exercise of any outstanding Option therefor) immediately prior to such issue);

              (D)  "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

              (E)  "C" shall mean the number of such Additional Shares of Common Stock issued in such transaction.

            (v)    Determination of Consideration.    For purposes of this Subsection 4(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (A)  Cash and Property: Such consideration shall:

        (I)
        insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

        (II)
        insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

        (III)
        in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

              (B)  Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(e)(iii), relating to Options and Convertible Securities, shall be determined by dividing

        (I)
        the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities (it being understood that if such Option is exercisable pursuant to a cashless exercise provision, the consideration received or receivable to the Corporation upon the exercise of such Options will be zero), by

        (II)
        the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

            (vi)    Multiple Closing Dates.    In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4(e)(iv) above then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any adjustments as a result of any subsequent issuances within such period).

          (f)    Adjustment for Stock Splits and Combinations.    If the Corporation shall at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation effect a subdivision of the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation combine the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (g)    Adjustment for Certain Dividends and Distributions.    In the event the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

            (1)   the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

            (2)   the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

  Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (ii) that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (h)    Adjustments for Other Dividends and Distributions.    In the event the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Stock shall receive, out of funds legally available simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Series A Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (i)    Adjustment for Merger or Reorganization, etc.    Subject to the provisions of Section 2(c), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the shares of Common Stock (but not the shares of Series A Preferred Stock) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections (f) , (g) or (h) of this Section 4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible (in lieu of the Common Stock into which it was convertible prior to such event) into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation, including the Series A Directors) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the shares of Series A Preferred Stock.

          (j)    Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) trading days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of the shares of Series A Preferred Stock.

          (k)    Notice of Record Date.    In the event:

              (i)  the Corporation shall take a record of the holders of its Common Stock (or other shares or securities at the time issuable upon conversion of the shares of Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security; or

             (ii)  of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Series A Deemed Liquidation Event; or

            (iii)  of a Liquidation,

  then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series A Preferred Stock a notice specifying, as the case may be, (A) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the effective date on which such reorganization, reclassification or Liquidation is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other shares or securities at the time issuable upon the conversion of the shares of Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other shares or securities) for securities or other property deliverable upon such reorganization, reclassification or Liquidation, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Common Stock. Such notice shall be sent at least five (5) days prior to the record date or effective date for the event specified in such notice.

        5.    Mandatory Conversion.

          (a)    Trigger Events.    Upon the earlier of: (i) the closing of the sale of shares of Common Stock to the public at a price of not less than $0.85 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $20,000,000 of proceeds, net of the underwriting discount and commissions, to the Corporation, and (ii) a date specified by vote or written consent of the holders of at least a majority of the voting power of Series A Preferred Stock (the earlier of (i) and (ii) above being the "Series A Mandatory Conversion Date"), each share of Series A Preferred Stock then outstanding shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series A Original Issue Price by the Series A Conversion Price then in effect on the Series A Mandatory Conversion Date, and such shares may not be reissued by the Corporation. The shares of Series A Preferred Stock that are converted into Common Stock pursuant to this Section 5 shall be entitled to receive an amount equal to any accrued but unpaid Series A Dividends out of funds legally available through the Series A Mandatory Conversion Date, calculated in accordance with Section 1; and payable to the holders of such Series A Preferred Stock in accordance with Section 5 (b) concurrently with the issuance and delivery of certificates representing the shares of Common Stock issuable upon such conversion.

          (b)    Procedural Requirements.    All holders of record of Series A Preferred Stock shall be given written notice of the Series A Mandatory Conversion Date and the place designated for mandatory conversion of all such Series A Preferred Stock pursuant to this Section 5. Upon receipt of such notice, each holder of Series A Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Series A Mandatory Conversion Date, all outstanding shares of Series A Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series A Preferred Stock so converted, including, without limitation, the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefore, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and, if applicable, payment of any accrued but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Series A Mandatory Conversion Date and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c)    Effect of Mandatory Conversion.    All shares of Series A Preferred Stock shall, from and after the Series A Mandatory Conversion Date, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate on the Series A Mandatory Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends accrued but unpaid thereon. Such converted shares of Series A Preferred Stock shall be retired, upon the taking of appropriate action by the Board of Directors, and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

        6.    Redeemed or Otherwise Acquired Shares.    Any shares of Series A Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be immediately retired, upon the taking of appropriate action by the Board of Directors, and shall not be reissued, sold or transferred. The Corporation shall not exercise any voting or other rights granted to the holders of Series A Preferred Stock following redemption.

        7.    Waiver.    To the fullest extent permitted by law, any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the voting power of Series A Preferred Stock.

        8.    Notices.    Any notice required or permitted by the provisions hereto to be given to a holder of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation and shall be deemed sent upon such mailing.

        9.    Withholding Rights.    Notwithstanding anything herein inconsistent with this Section 9, the Corporation is entitled to deduct and withhold from any dividend or other amount payable to any holder of Series A Preferred Stock such amounts as the Corporation is required to deduct and withhold with respect to such payment under any provision of federal, state, local or foreign tax law. Any amounts so deducted and withheld will be treated for all purposes hereof as having been paid to the holder of the Series A Preferred Stock in respect of which such deduction and withholding was made.

B.    SERIES B PREFERRED STOCK

        The second such series of Preferred Stock shall be designated as Series B Convertible Preferred Stock ("Series B Preferred Stock") and the number of shares constituting such series shall be Ten Million (10,000,000) shares. The Series B Preferred Stock shall have the following rights, designations, powers and privileges:

        1.    Dividends.

          (a)   (i) From and after the date of the issuance of any Series B Preferred Stock through November 30, 2010, dividends at the rate per annum of 5% of the Series B Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series B Preferred Stock and (ii) from and after December 1, 2010, dividends at the rate per annum of 7.5% of the Series B Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series B Preferred Stock (collectively, the "Series B Dividends"). Series B Dividends shall accrue, whether or not declared, and shall be cumulative. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of stock of the Corporation, other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other series of Preferred Stock entitled to receive dividends in priority to or concurrently with the holders of the Series B Preferred Stock, unless the holders of the Series B Preferred Stock then outstanding shall first receive, or simultaneously receive, the Series B Dividends. The "Series B Original Issue Price" shall mean $0.34 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.

          (b)   The Series B Dividends shall be mandatory and shall be paid, out of funds legally available, quarterly on the first Business Day (as defined below) of March, June, September, and December of each year (each a "Series B Dividend Payment Date"), commencing on the first Business Day next succeeding the Series B Initial Dividend Period (as defined below). The Series B Dividends shall, at the option of the Corporation, be paid in cash, out of funds legally available, or, subject to any necessary approval of such United States securities exchange or quotation system which on the date of determination constitutes the principal securities market for the Common Stock (the "Principal Securities Market"), be paid in that number of shares of Common Stock as is determined by dividing (i) the aggregate amount of the Series B Dividends then payable by (ii) the volume weighted average trading price of the Common Stock on the Principal Securities Market over the 10 trading days ending on the third trading day immediately preceding the Series B Dividend Payment Date, less a discount of 25% of the volume weighted average trading price of the Common Stock. Notwithstanding anything contained herein to the contrary, in the event of a Liquidation (as defined in Section 2(a) below), an amount equal to all accrued but unpaid Series B Dividends shall be paid in cash, out of funds legally available. If any Series B Dividend is not paid on a Series B Dividend Payment Date, then the amount of such unpaid dividend shall continue to accrue from the applicable Series B Dividend Payment Date until paid.

          (c)   For greater certainty, (i) from and after the date of the issuance of any Series B Preferred Stock through November 30, 2010, the amount of Series B Dividends payable for each full Series B Dividend Period (as defined below) for the Series B Preferred Stock shall be 1.25% of the Series B Original Issue Price and (ii) from and after December 1, 2010, the amount of Series B Dividends payable for each full Series B Dividend Period (as defined below) for the Series B Preferred Stock shall be 1.875% of the Series B Original Issue Price. For greater certainty, the amount of Series B Dividends payable for (i) the Series B Initial Dividend Period shall be equal to 1.25% of the Series B Original Issue Price multiplied by the quotient obtained by dividing the number of days in the period for which the shares of Series B Preferred Stock were outstanding by 90, and (ii)(A) from and after the date of the issuance of any Series B Preferred Stock through November 30, 2010, any other period shorter than a full Series B Dividend Period shall be equal to 1.25% of the Series B Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series B Dividend Period by 90 and (B) from and after December 1, 2010, any other period shorter than a full Series B Dividend Period shall be equal to 1.875% of the Series B Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series B Dividend Period by 90.

          (d)   Fractional shares of Common Stock or Series B Preferred Stock, as applicable, will not be issued upon payment of any Series B Dividends and any amount of fractional shares of Common Stock or Series B Preferred Stock, as applicable, otherwise issuable upon payment of any Series B Dividends shall, in the sole discretion of the Board of Directors, either be paid in cash or, to the fullest extent permitted by law, continue to accrue until the next Series B Dividend Payment Date.

          (e)   Series B Dividends to be paid on a Series B Dividend Payment Date shall be paid, out of funds legally available, to the holders of record of the Series B Preferred Stock as they appear on the share register of the Corporation at the close of business fifteen (15) days preceding the applicable Series B Dividend Payment Date. Holders of Series B Preferred Stock shall be entitled to receive dividends, out of funds legally available, after any series or class of the Corporation's share capital that ranks senior as to dividends to the Series B Preferred Stock, in preference to and in priority over dividends upon the Common Stock and any other series or class of the Corporation's capital stock that ranks junior as to dividends to the Series B Preferred Stock, and shall be on parity as to dividends with any series or class of the Corporation's share capital that does not rank senior or junior as to dividends with the Series B Preferred Stock. The Series B Preferred Stock shall rank junior to the Series D Preferred Stock with respect to dividends. The Series B Preferred Stock shall rank on parity with the Series A Preferred Stock and Series C Preferred Stock with respect to dividends. The holders of Series B Preferred Stock shall not be entitled to dividends in excess of full cumulative dividends as herein provided.

          (f)    The term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close. The term "Series B Dividend Period" shall mean quarterly dividend periods commencing on the first day of March, June, September and December of each year and ending on and including the day preceding the first day of the next succeeding Series B Dividend Period (other than the Series B Initial Dividend Period). The term "Series B Initial Dividend Period" shall mean the period commencing on the Series B Original Issue Date and ending on (and including) August 31, 2006.

        2.    Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

          (a)    Payments to Holders of Series B Preferred Stock.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders (on a pari passu basis with the holders of the Series A Preferred Stock, the Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series B Preferred Stock), after payment in full has been made to the holders of the Series D Preferred Stock and any other series of Preferred Stock ranking as to liquidation senior to the Series B Preferred Stock in accordance with the terms hereof (the "Senior Stock"), and before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking as to liquidation junior to the Series B Preferred Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) one (1) times the Series B Original Issue Price, plus an amount equal to any Series B Dividends accrued but unpaid thereon, which dividends shall be paid in cash (and not in shares of Common Stock), and (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Section 4 immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the "Series B Liquidation Amount"). If upon any such Liquidation and following payment in full to the holders of the Senior Stock in accordance with the terms hereof, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series B Preferred Stock the full amount to which they shall be entitled under this Section 2(a), the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series B Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The Series B Preferred Stock shall rank junior to the Senior Stock and on parity with the Series A Preferred Stock and Series C Preferred Stock, with respect to a Liquidation or a Series B Deemed Liquidation Event (as defined below).

          (b)    Distribution of Remaining Assets.    In the event of a Liquidation, after the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock pursuant hereto, the holders of Series B Preferred Stock will not be entitled to share in any of the remaining assets of the Corporation available for distribution.

          (c)    Deemed Liquidation Events.

              (i)  To the fullest extent permitted by law, each of the following events shall be deemed to be a liquidation of the Corporation for purposes of this Section 2 (a "Series B Deemed Liquidation Event"), unless the holders of at least a majority of the voting power of Series B Preferred Stock vote or consent otherwise at least five days prior to the effective date of any such event:

              (A)  a merger or consolidation in which

        (I)
        the Corporation is a constituent party, or

        (II)
        a subsidiary of the Corporation is a constituent party and the Corporation issues shares pursuant to such merger or consolidation,

    except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares which represent, immediately following such merger or consolidation at least a majority of the voting power (determined on a fully diluted basis assuming the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities, respectively), of the shares of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 2(c)(i), all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

              (B)  the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

             (ii)  The Corporation shall not, without the vote or written consent described in Section 2(c)(i), effect a Series B Deemed Liquidation Event referred to in Subsection 2(c)(i)(A)(I) above unless the agreement or plan of merger, arrangement or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of shares in the capital of the Corporation in accordance with Subsections 2(a) and 2(b) above.

            (iii)  In the event of a Series B Deemed Liquidation Event pursuant to Subsection 2(c)(i)(A)(II) or (B) above, if the Corporation does not effect a dissolution of the Corporation under the Delaware General Corporation Law within 90 days after such Series B Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Series B Preferred Stock no later than the 90th day after the Series B Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such Series B Preferred Stock, out of funds legally available therefor, and (B) if the holders of at least a majority of the voting power of Series B Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Series B Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Series B Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) (the "Series B Net Proceeds"), to the extent legally available therefor, on the 150th day after such Series B Deemed Liquidation Event to redeem all outstanding shares of Series B Preferred Stock at a price per share equal to the Series B Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if, following the redemption in full of the Senior Stock, the Series B Net Proceeds are not sufficient to redeem all outstanding shares of Series B Preferred Stock and any other series of Preferred Stock (including the Series A Preferred Stock and Series C Preferred Stock) ranking as to redemption on parity with the Series B Preferred Stock that is required to then be redeemed, or if the Corporation does not have sufficient lawfully available funds to effect such redemption, the Corporation shall redeem the pro rata portion of each holder's shares of Series B Preferred Stock and any other series of Preferred Stock ranking as to redemption on parity with the Series B Preferred Stock on a pari passu basis (including the Series A Preferred Stock and Series C Preferred Stock) based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. To the fullest extent permitted by law, prior to the distribution or redemption provided for in this Subsection 2(c)(iii), the Corporation shall not expend or dissipate the consideration received for such Series B Deemed Liquidation Event without the written consent or affirmative vote of the holders of at least a majority of the voting power of Series A Preferred Stock, consenting or voting (as the case may be) separately as a class; provided, however, that following the approval of a majority of the entire Board of Directors of the Corporation, including each of the directors appointed by the holders of Series A Preferred Stock, the Corporation may discharge expenses incurred in the ordinary course of business.

            (iv)  The amount deemed paid or distributed to the holders of Series B Preferred Stock upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation in accordance with the following guidelines:

              (A)  For securities not subject to investment letters or other similar restrictions on free marketability,

        (I)
        if traded on the New York Stock Exchange, a national securities exchange or the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the 30-day period ending three trading days prior to the closing of such transaction;

        (II)
        if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three trading days prior to the closing of such transaction; or

        (III)
        if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

              (B)  The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation) from the market value as determined pursuant to clause (A) above so as to reflect the approximate fair market value thereof.

        3.    Voting.

          (a)    General.    To the fullest extent permitted by law, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series B Preferred Stock shall be entitled to cast the number of votes equal to the number of shares of Common Stock into which the Series B Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law or by the provisions of Subsection 3(b) below, holders of Series B Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock entitled to vote at such meeting or by written consent, as a single class.

          (b)    Protective Provisions.    At any time when at [998,851] shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, subdivision or other similar recapitalization affecting such shares) are issued and outstanding, the Corporation shall not, either directly or indirectly, by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or this Amended and Restated Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the voting power of Series B Preferred Stock, consenting or voting (as the case may be) separately as a class:

              (i)  amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series B Preferred Stock;

             (ii)  create, or authorize the creation of, or issue any additional class or series of shares unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on a Liquidation and the payment of dividends, or increase the authorized number of shares of Series B Preferred Stock; or

            (iii)  purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares in the capital of the Corporation other than dividends or distributions on the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as expressly authorized herein.

        4.    Optional Conversion.    The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Series B Conversion Rights"):

          (a)    Right to Convert.    Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series B Original Issue Price by the Series B Conversion Price (as defined below) in effect at the time of conversion. The shares of Series B Preferred Stock that are converted into Common Stock pursuant to this Section 4 shall be entitled to receive, out of funds legally available, an amount equal to any accrued but unpaid Series B Dividends thereon through the Series B Conversion Time (as defined below), calculated in accordance with Section 1 and payable to the holders of such Series B Preferred Stock in accordance with Section 4(d) concurrently with the issuance and delivery of certificates representing shares of Common Stock issuable upon such conversion. The "Series B Conversion Price" as of the filing of this Amended and Restated Certificate of Incorporation and prior to the issuance of the Series D Preferred Stock is equal to $0.2550. Such Series B Conversion Price and the rate at which Series B Preferred Stock may be converted into Common Stock shall be subject to adjustment as provided below.

          (b)    Termination of Conversion Rights.    In the event of a Liquidation or a Series B Deemed Liquidation Event, the Series B Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series B Preferred Stock.

          (c)    Fractional Shares.    No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

          (d)    Mechanics of Conversion.

              (i)  In order for a holder of Series B Preferred Stock to voluntarily convert shares of Series B Preferred Stock into Common Stock, such holder shall surrender the certificate or certificates for such Series B Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of Series B Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the "Series B Conversion Time"), and the Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Series B Conversion Time, issue and deliver to such holder of Series B Preferred Stock, or to his, her or its nominees, a certificate or certificates for the full number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Series B Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and cash as provided in Subsection 4(c) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (ii)  To the fullest extent permitted by law, the Corporation shall at all times when shares of the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued shares, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

            (iii)  All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Series B Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of an amount equal to any dividends accrued but unpaid thereon, out of funds legally available. Any shares of Series B Preferred Stock so converted shall, upon the taking of appropriate action by the Board of Directors, be retired and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

            (iv)  Upon any such conversion, no adjustment to the Series B Conversion Price shall be made for any accrued but unpaid dividends on the Series B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

             (v)  To the fullest extent permitted by law, the Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of the shares of Series B Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the Series B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (e)    Adjustments to Series B Conversion Price for Diluting Issues.

            (i)    Special Definitions.    For purposes of this Article Fifth B., the following definitions shall apply:

              (A)  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

              (B)  "Series B Original Issue Date" shall mean the date on which the first shares of Series B Preferred Stock were issued.

              (C)  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

              (D)  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(e)(iii) below, deemed to be issued) by the

      Corporation after the filing of this Amended and Restated Certificate of Incorporation, other than the following ("Exempted Securities"):

        (I)
        Common Stock, Options or Convertible Securities issued or deemed issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

        (II)
        Common Stock, Options or Convertible Securities issued or issuable by reason of a dividend, stock split, split-up or other distribution on the Common Stock that is covered by Subsection 4(f), 4(g), 4(h) and 4(i) below;

        (III)
        Common Stock, Options or Convertible Securities issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement either in effect as of the filing of this Amended and Restated Certificate of Incorporation or otherwise approved by a majority of the entire Board of Directors of the Corporation, including each of the directors appointed by the holders of Series A Preferred Stock; or

        (IV)
        Common Stock or Convertible Securities actually issued upon the exercise of Options, or Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security.

            (ii)    No Adjustment of Conversion Price.    No adjustment in the Series B Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the voting power of Series B Preferred Stock agreeing that no such adjustment shall be made as a result of the issuance or deemed issuance of such Additional Shares of Common Stock.

            (iii)    Deemed Issuance of Additional Shares of Common Stock.

              (A)  If the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability, but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date. For the avoidance of doubt, the shares of Series D Preferred Stock originally issued under this Amended and Restated Certificate of Incorporation shall be deemed to be Additional Shares of Common Stock for purposes of this Article Fifth B and the provisions of this Subsection 4(e)(iii) shall apply.

              (B)  If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series B Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series B Conversion Price as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no re-adjustment pursuant to this clause (B) shall have the effect of increasing the Series B Conversion Price to an amount which exceeds the lower of (i) the Series B Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, and (ii) the Series B Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

              (C)  If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4(e)(iv) below (either because the consideration per share (determined pursuant to Subsection 4(e)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series B Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series B Original Issue Date), are revised after the filing of this Amended and Restated Certificate of Incorporation as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4(e)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

              (D)  Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, the Series B Conversion Price shall be readjusted to such Series B Conversion Price as would have obtained had such Option or Convertible Security, or portion thereof, never been issued.

              (E)  If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series B Conversion Price provided for in this Subsection 4(e)(iii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this Subsection 4(e)(iii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at the time such Option or Convertible Security is issued or amended, any adjustment to the Series B Conversion Price that would result under the terms of this Subsection 4(e)(iii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series B Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

            (iv)    Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.    In the event the Corporation shall at any time after the filing of this Amended and Restated Certificate of Incorporation issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(e)(iii)), without consideration or for a consideration per share less than the applicable Series B Conversion Price in effect immediately prior to such issue, then the Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = (CP1 * (A + B)) / (A + C)

    For purposes of the foregoing formula, the following definitions shall apply:

              (A)  "CP2" shall mean the Series B Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

              (B)  "CP1" shall mean the Series B Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

              (C)  "A" shall mean the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issuance or upon conversion or exchange of Convertible Securities (including the Series B Preferred Stock) outstanding (assuming exercise of any outstanding Option therefor) immediately prior to such issue);

              (D)  "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

              (E)  "C" shall mean the number of such Additional Shares of Common Stock issued in such transaction.

            (v)    Determination of Consideration.    For purposes of this Subsection 4(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (A)  Cash and Property: Such consideration shall:

        (I)
        insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

        (II)
        insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

        (III)
        in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

              (B)  Options and Convertible Securities.    The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(e)(iii), relating to Options and Convertible Securities, shall be determined by dividing

        (I)
        the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities (it being understood that if such Option is exercisable pursuant to a cashless exercise provision, the consideration received or receivable to the Corporation upon the exercise of such Options will be zero), by

        (II)
        the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

            (vi)    Multiple Closing Dates.    In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4(e)(iv) above then, upon the final such issuance, the Series B Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any adjustments as a result of any subsequent issuances within such period).

          (f)    Adjustment for Stock Splits and Combinations.    If the Corporation shall at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation effect a subdivision of the outstanding shares of Common Stock, the Series B Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation combine the outstanding shares of Common Stock, the Series B Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (g)    Adjustment for Certain Dividends and Distributions.    In the event the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series B Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series B Conversion Price then in effect by a fraction:

            (1)   the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

            (2)   the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

  Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series B Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series B Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (ii) that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (h)    Adjustments for Other Dividends and Distributions.    In the event the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series B Preferred Stock shall receive, out of funds legally available, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Series B Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (i)    Adjustment for Merger or Reorganization, etc.    Subject to the provisions of Section 2(c), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the shares of Common Stock (but not the shares of Series B Preferred Stock) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections (f) , (g) or (h) of this Section 4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Preferred Stock shall thereafter be convertible (in lieu of the Common Stock into which it was convertible prior to such event) into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series B Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series B Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the shares of Series B Preferred Stock.

          (j)    Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) trading days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series B Preferred Stock is convertible) and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series B Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series B Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of the shares of Series B Preferred Stock.

          (k)    Notice of Record Date.    In the event:

              (i)  the Corporation shall take a record of the holders of its Common Stock (or other shares or securities at the time issuable upon conversion of the shares of Series B Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security; or

             (ii)  of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Series B Deemed Liquidation Event; or

            (iii)  of a Liquidation,

  then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series B Preferred Stock a notice specifying, as the case may be, (A) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the effective date on which such reorganization, reclassification or Liquidation is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other shares or securities at the time issuable upon the conversion of the shares of Series B Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other shares or securities) for securities or other property deliverable upon such reorganization, reclassification or Liquidation, and the amount per share and character of such exchange applicable to the Series B Preferred Stock and the Common Stock. Such notice shall be sent at least five (5) days prior to the record date or effective date for the event specified in such notice.

        5.    Mandatory Conversion.

          (a)    Trigger Events.    Upon the earlier of: (i) the closing of the sale of shares of Common Stock to the public at a price of not less than $0.85 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $20,000,000 of proceeds, net of the underwriting discount and commissions, to the Corporation, (ii) the conversion of 100% of the Corporation's outstanding Series A Preferred Stock, and (iii) a date specified by vote or written consent of the holders of at least a majority of the voting power of Series B Preferred Stock (the earlier of (i), (ii) and (iii) above being the "Series B Mandatory Conversion Date"), each share of Series B Preferred Stock then outstanding shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series B Original Issue Price by the Series B Conversion Price then in effect on the Series B Mandatory Conversion Date, and such shares may not be reissued by the Corporation. The Series B Preferred Stock that are converted into Common Stock pursuant to this Section 5 shall be entitled to receive an amount equal to any accrued but unpaid Series B Dividends, out of funds legally available, through the Series B Mandatory Conversion Date, calculated in accordance with Section 1; and payable to the holders of such Series B Preferred Stock in accordance with Section 5(b) concurrently with the issuance and delivery of certificates representing the shares of Common Stock issuable upon such conversion.

          (b)    Procedural Requirements.    All holders of record of Series B Preferred Stock shall be given written notice of the Series B Mandatory Conversion Date and the place designated for mandatory conversion of all such Series B Preferred Stock pursuant to this Section 5. Upon receipt of such notice, each holder of Series B Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Series B Mandatory Conversion Date, all outstanding shares of Series B Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series B Preferred Stock so converted, including, without limitation, the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefore, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted, and, if applicable, payment of any accrued but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Series B Mandatory Conversion Date and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series B Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c)    Effect of Mandatory Conversion.    All shares of Series B Preferred Stock shall, from and after the Series B Mandatory Conversion Date, no longer be deemed to be outstanding and,

  notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate on the Series B Mandatory Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends accrued but unpaid thereon. Such converted shares of Series B Preferred Stock shall be retired, upon the taking of appropriate action by the Board of Directors, and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

        6.    Redeemed or Otherwise Acquired Shares.    Any shares of Series B Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be immediately retired, upon the taking of appropriate action by the Board of Directors, and shall not be reissued, sold or transferred. The Corporation shall not exercise any voting or other rights granted to the holders of Series B Preferred Stock following redemption.

        7.    Waiver.    To the fullest extent permitted by law, any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the voting power of Series B Preferred Stock.

        8.    Notices.    Any notice required or permitted by the provisions hereto to be given to a holder of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation and shall be deemed sent upon such mailing.

        9.    Withholding Rights.    Notwithstanding anything herein inconsistent with this Section 9, the Corporation is entitled to deduct and withhold from any dividend or other amount payable to any holder of Series B Preferred Stock such amounts as the Corporation is required to deduct and withhold with respect to such payment under any provision of federal, state, local or foreign tax law. Any amounts so deducted and withheld will be treated for all purposes hereof as having been paid to the holder of the Series B Preferred Stock in respect of which such deduction and withholding was made.

C.    SERIES C PREFERRED STOCK

        The third such series of Preferred Stock shall be designated as Series C Convertible Preferred Stock ("Series C Preferred Stock") and the number of shares constituting such series shall be Twenty Million (20,000,000) shares. The Series C Preferred Stock shall have the following rights, designations, powers and privileges:

        1.    Dividends.

          (a)   (i) From and after the date of the issuance of any Series C Preferred Stock through November 30, 2010, dividends at the rate per annum of 5% of the Series C Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series C Preferred Stock and (ii) from and after December 1, 2010, dividends at the rate per annum of 7.5% of the Series C Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series C Preferred Stock (collectively, the "Series C Dividends"). Series C Dividends shall accrue, whether or not declared, and shall be cumulative. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of stock of the Corporation, other than the Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock and any other series of Preferred Stock entitled to receive dividends in priority to or concurrently with the holders of the Series C Preferred Stock, unless the holders of the Series C Preferred Stock then outstanding shall first receive, or simultaneously receive, the Series C Dividends. The "Series C Original Issue Price" shall mean $0.50 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series C Preferred Stock.

          (b)   The Series C Dividends shall be mandatory and shall be paid, out of funds legally available, quarterly on the first Business Day (as defined below) of March, June, September, and December of each year (each a "Series C Dividend Payment Date"), commencing on the first Business Day next succeeding the Series C Initial Dividend Period (as defined below). The Series C Dividends shall, at the option of the Corporation, be paid in cash, out of funds legally available, or, subject to any necessary approval of such United States securities exchange or quotation system which on the date of determination constitutes the principal securities market for the Common Stock (the "Principal Securities Market"), be paid in that number of shares of Common Stock as is determined by dividing (i) the aggregate amount of the Series C Dividends then payable by (ii) the volume weighted average trading price of the Common Stock on the Principal Securities Market over the 10 trading days ending on the third trading day immediately preceding the Series C Dividend Payment Date, less a discount of 25% of the volume weighted average trading price of the Common Stock. Notwithstanding anything contained herein to the contrary, in the event of a Liquidation (as defined in Section 2(a) below), an amount equal to all accrued but unpaid Series C Dividends shall be paid in cash, out of funds legally available. If any Series C Dividend is not paid on a Series C Dividend Payment Date, then the amount of such unpaid dividend shall continue to accrue from the applicable Series C Dividend Payment Date until paid.

          (c)   For greater certainty, (i) from and after the date of the issuance of any Series C Preferred Stock through November 30, 2010, the amount of Series C Dividends payable for each full Series C Dividend Period (as defined below) for the Series C Preferred Stock shall be 1.25% of the Series C Original Issue Price and (ii) from and after December 1, 2010, the amount of Series C Dividends payable for each full Series C Dividend Period (as defined below) for the Series C Preferred Stock shall be 1.875% of the Series C Original Issue Price. For greater certainty, the amount of Series C Dividends payable for (i) the Series C Initial Dividend Period shall be equal to 1.25% of the Series C Original Issue Price multiplied by the quotient obtained by dividing the number of days in the period for which the shares of Series C Preferred Stock were outstanding by 90, and (ii)(A) from and after the date of the issuance of any Series C Preferred Stock through November 30, 2010, any other period shorter than a full Series C Dividend Period shall be equal to 1.25% of the Series C Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series C Dividend Period by 90 and (B) from and after December 1, 2010, any other period shorter than a full Series C Dividend Period shall be equal to 1.875% of the Series C Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series C Dividend Period by 90.

          (d)   Fractional shares of Common Stock or Series B Preferred Stock, as applicable, will not be issued upon payment of any Series C Dividends and any amount of fractional shares of Common Stock or Series B Preferred Stock, as applicable, otherwise issuable upon payment of any Series C Dividends shall, in the sole discretion of the Board of Directors, either be paid in cash or, to the fullest extent permitted by law, continue to accrue until the next Series C Dividend Payment Date.

          (e)   Series C Dividends to be paid on a Series C Dividend Payment Date shall be paid, out of funds legally available, to the holders of record of the Series C Preferred Stock as they appear on the share register of the Corporation at the close of business fifteen (15) days preceding the applicable Series C Dividend Payment Date. Holders of Series C Preferred Stock shall be entitled to receive dividends, out of funds legally available, after any series or class of the Corporation's share capital that ranks senior as to dividends to the Series C Preferred Stock, in preference to and in priority over dividends upon the Common Stock and any other Series or class of the

  Corporation's capital stock that ranks junior as to dividends to the Series C Preferred Stock, and shall be on parity as to dividends with any Series or class of the Corporation's share capital that does not rank senior or junior as to dividends with the Series C Preferred Stock. The Series C Preferred Stock shall rank junior to the Series D Preferred Stock with respect to dividends. The Series C Preferred Stock shall rank on parity with the Series A Preferred Stock and Series B Preferred Stock with respect to dividends. The holders of Series C Preferred Stock shall not be entitled to dividends in excess of full cumulative dividends as herein provided.

          (f)    The term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close. "The term "Series C Dividend Period" shall mean quarterly dividend periods commencing on the first day of March, June, September and December of each year and ending on and including the day preceding the first day of the next succeeding Series C Dividend Period (other than the Series C Initial Dividend Period). The term "Series C Initial Dividend Period" shall mean the period commencing on the Series C Original Issue Date and ending on (and including) the day preceding the first day of the next succeeding Series C Dividend Period.

        2.    Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

          (a)    Payments to Holders of Series C Preferred Stock.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders (on a pari passu basis with the holders of the Series A Preferred Stock, Series B Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series C Preferred Stock), after payment in full has been made to the holders of the Series D Preferred Stock and any other series of Preferred Stock ranking as to liquidation senior to the Series C Preferred Stock in accordance with the terms hereof (the "Senior Stock"), and before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking as to liquidation junior to the Series C Preferred Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) one (1) times the Series C Original Issue Price, plus an amount equal to any Series C Dividends accrued but unpaid thereon, which dividends shall be paid in cash (and not in shares of Common Stock), and (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Section 4 immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the "Series C Liquidation Amount"). If upon any such Liquidation and following payment in full to the holders of the Senior Stock in accordance with the terms hereof, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series C Preferred Stock the full amount to which they shall be entitled under this Section 2(a), the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series C Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The Series C Preferred Stock shall rank junior to the Senior Stock and on parity with the Series A Preferred Stock and Series B Preferred Stock with respect to a Liquidation or a Series C Deemed Liquidation Event (as defined below).

          (b)    Distribution of Remaining Assets.    In the event of a Liquidation, after the payment of all preferential amounts required to be paid to the holders of Series C Preferred Stock pursuant hereto, the holders of Series C Preferred Stock will not be entitled to share in any of the remaining assets of the Corporation available for distribution.

          (c)    Deemed Liquidation Events.

              (i)  To the fullest extent permitted by law, each of the following events shall be deemed to be a liquidation of the Corporation for purposes of this Section 2 (a "Series C Deemed Liquidation Event"), unless the holders of at least a majority of the voting power of Series C Preferred Stock vote or consent otherwise at least five days prior to the effective date of any such event:

              (A)  a merger or consolidation in which

        (I)
        the Corporation is a constituent party, or

        (II)
        a subsidiary of the Corporation is a constituent party and the Corporation issues shares pursuant to such merger or consolidation,

    except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares which represent, immediately following such merger or consolidation at least a majority of the voting power (determined on a fully diluted basis assuming the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities, respectively), of the shares of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 2(c)(i), all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

              (B)  the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

             (ii)  The Corporation shall not, without the vote or written consent described in Section 2(c)(i), effect a Series C Deemed Liquidation Event referred to in Subsection 2(c)(i)(A)(I) above unless the agreement or plan of merger, arrangement or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of shares in the capital of the Corporation in accordance with Subsections 2(a) and 2(b) above.

            (iii)  In the event of a Series C Deemed Liquidation Event pursuant to Subsection 2(c)(i)(A)(II) or (B) above, if the Corporation does not effect a dissolution of the Corporation under the Delaware General Corporation Law within 90 days after such Series C Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Series C Preferred Stock no later than the 90th day after the Series C Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such Series C Preferred Stock, out of funds legally available therefor, and (B) if the holders of at least a majority of the voting power of Series C Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Series C Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Series C Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) (the "Series C Net Proceeds"), to the extent legally available therefor, on the 150th day after such Series C Deemed Liquidation Event to redeem all outstanding shares of Series C Preferred Stock at a price per share equal to the Series C Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if, following the redemption in full of the Senior Stock, the Series C Net Proceeds are not sufficient to redeem all outstanding shares of Series C Preferred Stock and any other series of Preferred Stock (including the Series A Preferred Stock and Series B Preferred Stock) ranking as to redemption on parity with the Series C Preferred Stock that is required to then be redeemed, or if the Corporation does not have sufficient lawfully available funds to effect such redemption, the Corporation shall redeem the pro rata portion of each holder's shares of Series C Preferred Stock and any other series of Preferred Stock ranking as to redemption on parity with the Series C Preferred Stock on a pari passu basis (including the Series A Preferred Stock and Series B Preferred Stock) based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. To the fullest extent permitted by law, prior to the distribution or redemption provided for in this Subsection 2(c)(iii), the Corporation shall not expend or dissipate the consideration received for such Series C Deemed Liquidation Event without the written consent or affirmative vote of the holders of at least a majority of the voting power of Series A Preferred Stock, consenting or voting (as the case may be) separately as a class; provided, however, that following the approval of a majority of the entire Board of Directors of the Corporation, including each of the directors appointed by the holders of Series A Preferred Stock, the Corporation may discharge expenses incurred in the ordinary course of business.

            (iv)  The amount deemed paid or distributed to the holders of Series C Preferred Stock upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation in accordance with the following guidelines:

              (A)  For securities not subject to investment letters or other similar restrictions on free marketability,

        (I)
        if traded on the New York Stock Exchange, a national securities exchange or the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the 30-day period ending three trading days prior to the closing of such transaction;

        (II)
        if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three trading days prior to the closing of such transaction; or

        (III)
        if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

              (B)  The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation) from the market value as determined pursuant to clause (A) above so as to reflect the approximate fair market value thereof.

        3.    Voting.

          (a)    General.    To the fullest extent permitted by law, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series C Preferred Stock shall be entitled to cast the number of votes equal to the number of shares of Common Stock into which the Series C Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law or by the provisions of Subsection 3(b) below, holders of Series C Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock entitled to vote at such meeting or by written consent, as a single class.

          (b)    Protective Provisions.    At any time when at least 1,527,400 shares of Series C Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, subdivision or other similar recapitalization affecting such shares) are issued and outstanding, the Corporation shall not, either directly or indirectly, by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or this Amended and Restated Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the voting power of Series C Preferred Stock, consenting or voting (as the case may be) separately as a class:

              (i)  amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series C Preferred Stock;

             (ii)  create, or authorize the creation of, or issue any additional class or series of shares unless the same ranks junior to the Series C Preferred Stock with respect to the distribution of assets upon a Liquidation and the payment of dividends, or increase the authorized number of shares of Series C Preferred Stock; or

            (iii)  purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares in the capital of the Corporation other than dividends or distributions on the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as expressly authorized herein.

        4.    Optional Conversion.    The holders of the Series C Preferred Stock shall have conversion rights as follows (the "Series C Conversion Rights"):

          (a)    Right to Convert.    Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series C Original Issue Price by the Series C Conversion Price (as defined below) in effect at the time of conversion. The shares of Series C Preferred Stock that are converted into Common Stock pursuant to this Section 4 shall be entitled to receive, out of funds legally available, an amount equal to any accrued but unpaid Series C Dividends thereon through the Series C Conversion Time (as defined below), calculated in accordance with Section 1 and payable to the holders of such Series C Preferred Stock in accordance with Section 4(d) concurrently with the issuance and delivery of certificates representing shares of Common Stock issuable upon such conversion. The "Series C Conversion Price" as of the filing of this Amended and Restated Certificate of Incorporation and prior to the issuance of the Series D Preferred Stock is equal to $0.40. Such Series C Conversion Price and the rate at which Series C Preferred Stock may be converted into Common Stock shall be subject to adjustment as provided below.

          (b)    Termination of Conversion Rights.    In the event of a Liquidation or a Series C Deemed Liquidation Event, the Series C Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series C Preferred Stock.

          (c)    Fractional Shares.    No fractional shares of Common Stock shall be issued upon conversion of the shares of Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

          (d)    Mechanics of Conversion.

              (i)  In order for a holder of Series C Preferred Stock to voluntarily convert shares of Series C Preferred Stock into Common Stock, such holder shall surrender the certificate or certificates for such Series C Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series C Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of Series C Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the "Series C Conversion Time"), and the Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Series C Conversion Time, issue and deliver to such holder of Series C Preferred Stock, or to his, her or its nominees, a certificate or certificates for the full number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Series C Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and cash as provided in Subsection 4(c) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (ii)  To the fullest extent permitted by law, the Corporation shall at all times when shares of the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued shares, for the purpose of effecting the conversion of the shares of Series C Preferred Stock, such number of its shares of duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

            (iii)  All shares of Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Series C Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, cash as provided in Subsection (4(c), and to receive payment of an amount equal to any dividends accrued but unpaid thereon, out of funds legally available. Any shares of Series C Preferred Stock so converted shall, upon the taking of appropriate action by the Board of Directors, be retired and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

            (iv)  Upon any such conversion, no adjustment to the Series C Conversion Price shall be made for any accrued but unpaid dividends on the Series C Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

             (v)  To the fullest extent permitted by law, the Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of the shares of Series C Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the Series C Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (e)    Adjustments to Series C Conversion Price for Diluting Issues.

            (i)    Special Definitions.    For purposes of this Article Fifth C., the following definitions shall apply:

              (A)  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

              (B)  "Series C Original Issue Date" shall mean the date on which the first shares of Series C Preferred Stock were issued.

              (C)  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

              (D)  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(e)(iii) below, deemed to be issued) by the Corporation after the filing of this Amended and Restated Certificate of Incorporation, other than the following ("Exempted Securities"):

        (I)
        Common Stock, Options or Convertible Securities issued or deemed issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

        (II)
        Common Stock, Options or Convertible Securities issued or issuable by reason of a dividend, stock split, split-up or other distribution on the Common Stock that is covered by Subsection 4(f), 4(g), 4(h) and 4(i) below;

        (III)
        Common Stock, Options or Convertible Securities issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement either in effect as of the filing of this Amended and Restated Certificate of Incorporation or otherwise approved by a majority of the entire Board of Directors of the Corporation, including each of the directors appointed by the holders of Series A Preferred Stock; or

        (IV)
        Common Stock or Convertible Securities actually issued upon the exercise of Options, or Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security.

            (ii)    No Adjustment of Conversion Price.    No adjustment in the Series C Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the voting power of Series C Preferred Stock agreeing that no such adjustment shall be made as a result of the issuance or deemed issuance of such Additional Shares of Common Stock.

            (iii)    Deemed Issuance of Additional Shares of Common Stock.

              (A)  If the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability, but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date. For the avoidance of doubt, the shares of Series D Preferred Stock originally issued under this Amended and Restated Certificate of Incorporation shall be deemed to be Additional Shares of Common Stock for purposes of this Article Fifth C and the provisions of this Subsection 4(e)(iii) shall apply.

              (B)  If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series C Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series C Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series C Conversion Price as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no re-adjustment pursuant to this clause (B) shall have the effect of increasing the Series C Conversion Price to an amount which exceeds the lower of (i) the Series C Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, and (ii) the Series C Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

              (C)  If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series C Conversion Price pursuant to the terms of Subsection 4(e)(iv) below (either because the consideration per share (determined pursuant to Subsection 4(e)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series C Conversion Price then in effect, or because such Option or Convertible Security was issued before the filing of this Amended and Restated Certificate of Incorporation), are revised after the filing of this Amended and Restated Certificate of Incorporation as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4(e)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

              (D)  Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series C Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, the Series C Conversion Price shall be readjusted to such Series C Conversion Price as would have obtained had such Option or Convertible Security, or portion thereof, never been issued.

              (E)  If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series C Conversion Price provided for in this Subsection 4(e)(iii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this Subsection 4(e)(iii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at the time such Option or Convertible Security is issued or amended, any adjustment to the Series C Conversion Price that would result under the terms of this Subsection 4(e)(iii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series C Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

            (iv)    Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.    In the event the Corporation shall at any time after the filing of this Amended and Restated Certificate of Incorporation issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(e)(iii)), without consideration or for a consideration per share less than the applicable Series C Conversion Price in effect immediately prior to such issue, then the Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = (CP1 * (A + B)) / (A + C)

    For purposes of the foregoing formula, the following definitions shall apply:

              (A)  "CP2" shall mean the Series C Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

              (B)  "CP1" shall mean the Series C Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

              (C)  "A" shall mean the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issuance or upon conversion or exchange of Convertible Securities (including the Series C Preferred Stock) outstanding (assuming exercise of any outstanding Option therefor) immediately prior to such issue);

              (D)  "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

              (E)  "C" shall mean the number of such Additional Shares of Common Stock issued in such transaction.

            (v)    Determination of Consideration.    For purposes of this Subsection 4(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (A)  Cash and Property:    Such consideration shall:

        (I)
        insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

        (II)
        insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

        (III)
        in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

              (B)  Options and Convertible Securities.    The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(e)(iii), relating to Options and Convertible Securities, shall be determined by dividing

        (I)
        the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities (it being understood that if such Option is exercisable pursuant to a cashless exercise provision, the consideration received or receivable to the Corporation upon the exercise of such Options will be zero), by

        (II)
        the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

            (vi)    Multiple Closing Dates.    In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series C Conversion Price pursuant to the terms of Subsection 4(e)(iv) above then, upon the final such issuance, the Series C Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any adjustments as a result of any subsequent issuances within such period).

          (f)    Adjustment for Stock Splits and Combinations.    If the Corporation shall at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation effect a subdivision of the outstanding shares of Common Stock, the Series C Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation combine the outstanding shares of Common Stock, the Series C Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (g)    Adjustment for Certain Dividends and Distributions.    In the event the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series C Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price then in effect by a fraction:

            (1)   the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

            (2)   the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

  Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (ii) that no such adjustment shall be made if the holders of Series C Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series C Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (h)    Adjustments for Other Dividends and Distributions.    In the event the Corporation at any time or from time to time after the filing of this Amended and Restated Certificate of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series C Preferred Stock shall receive, out of funds legally available, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Series C Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (i)    Adjustment for Merger or Reorganization, etc.    Subject to the provisions of Section 2(c), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the shares of Common Stock (but not the shares of Series C Preferred Stock) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections (f) , (g) or (h) of this Section 4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series C Preferred Stock shall thereafter be convertible (in lieu of the Common Stock into which it was convertible prior to such event) into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series C Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series C Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series C Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the shares of Series C Preferred Stock.

          (j)    Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) trading days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series C Preferred Stock is convertible) and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series C Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series C Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of the shares of Series C Preferred Stock.

          (k)    Notice of Record Date.    In the event:

              (i)  the Corporation shall take a record of the holders of its Common Stock (or other shares or securities at the time issuable upon conversion of the shares of Series C Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security; or

             (ii)  of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Series C Deemed Liquidation Event; or

            (iii)  of a Liquidation,

  then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series C Preferred Stock a notice specifying, as the case may be, (A) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the effective date on which such reorganization, reclassification, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other shares or securities at the time issuable upon the conversion of the shares of Series C Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other shares or securities) for securities or other property deliverable upon such reorganization, reclassification, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series C Preferred Stock and the Common Stock. Such notice shall be sent at least five (5) days prior to the record date or effective date for the event specified in such notice.

        5.    Mandatory Conversion.

          (a)    Trigger Events.    Upon the earlier of: (i) the closing of the sale of shares of Common Stock to the public at a price of not less than $0.85 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $20,000,000 of proceeds, net of the underwriting discount and commissions, to the Corporation, (ii) the conversion of 100% of the Corporation's outstanding Series A Preferred Stock, and (iii) a date specified by vote or written consent of the holders of at least a majority of the voting power of Series C Preferred Stock (the earlier of (i), (ii) and (iii) above being the "Series C Mandatory Conversion Date"), each share of Series C Preferred Stock then outstanding shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series C Original Issue Price by the Series C Conversion Price then in effect on the Series C Mandatory Conversion Date, and such shares may not be reissued by the Corporation. The Series C Preferred Stock that are converted into Common Stock pursuant to this Section 5 shall be entitled to receive an amount equal to any accrued but unpaid Series C Dividends, out of funds legally available, through the Series C Mandatory Conversion Date, calculated in accordance with Section 1; and payable to the holders of such Series C Preferred Stock in accordance with Section 5(b) concurrently with the issuance and delivery of certificates representing the shares of Common Stock issuable upon such conversion.

          (b)    Procedural Requirements.    All holders of record of Series C Preferred Stock shall be given written notice of the Series C Mandatory Conversion Date and the place designated for mandatory conversion of all such Series C Preferred Stock pursuant to this Section 5. Upon receipt of such notice, each holder of Series C Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Series C Mandatory Conversion Date, all outstanding shares of Series C Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series C Preferred Stock so converted, including, without limitation, the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefore, to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted, and, if applicable, payment of any accrued but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Series C Mandatory Conversion Date and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series C Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c)    Effect of Mandatory Conversion.    All shares of Series C Preferred Stock shall, from and after the Series C Mandatory Conversion Date, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate on the Series C Mandatory Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends accrued but unpaid thereon. Such converted shares of Series C Preferred Stock shall be retired, upon the taking of appropriate action by the Board of Directors, and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

        6.    Redeemed or Otherwise Acquired Shares.    Any shares of Series C Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be immediately retired, upon the taking of appropriate action by the Board of Directors, and shall not be reissued, sold or transferred. The Corporation shall not exercise any voting or other rights granted to the holders of Series C Preferred Stock following redemption.

        7.    Waiver.    To the fullest extent permitted by law, any of the rights, powers, preferences and other terms of the Series C Preferred Stock set forth herein may be waived on behalf of all holders of Series C Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the voting power of Series C Preferred Stock.

        8.    Notices.    Any notice required or permitted by the provisions hereto to be given to a holder of Series C Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation and shall be deemed sent upon such mailing.

        9.    Withholding Rights.    Notwithstanding anything herein inconsistent with this Section 9, the Corporation is entitled to deduct and withhold from any dividend or other amount payable to any holder of Series C Preferred Stock such amounts as the Corporation is required to deduct and withhold with respect to such payment under any provision of federal, state, local or foreign tax law. Any amounts so deducted and withheld will be treated for all purposes hereof as having been paid to the holder of the Series C Preferred Stock in respect of which such deduction and withholding was made.

D.    SERIES D PREFERRED STOCK

        The fourth such series of Preferred Stock shall be designated as Series D Participating Convertible Preferred Stock ("Series D Preferred Stock") and the number of shares constituting such series shall be Fifteen Million (15,000,000) shares. The Series D Preferred Stock shall have the following rights, designations, powers and privileges:

        1.    Dividends.

          (a)   From and after the date of the issuance of any Series D Preferred Stock, dividends at the rate per annum of 10% of the Series D Original Issue Price (as hereinafter defined) per share shall accrue on such shares of Series D Preferred Stock (the "Series D Dividends"). Series D Dividends shall accrue, whether or not declared, and shall be cumulative. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of stock of the Corporation, other than any other series of Preferred Stock entitled to receive dividends in priority to or concurrently with the holders of the Series D Preferred Stock, unless the holders of the Series D Preferred Stock then outstanding shall first receive, or simultaneously receive, the Series D Dividends. The "Series D Original Issue Price" shall mean $1.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock.

          (b)   The Series D Dividends shall be mandatory and shall be paid, out of funds legally available, quarterly on the first Business Day (as defined below) of March, June, September, and December of each year (each a "Series D Dividend Payment Date"), commencing on the first Business Day next succeeding the Series D Initial Dividend Period (as defined below). The Series D Dividends shall, at the option of the Corporation, be paid in cash, out of funds legally available, or, subject to any necessary approval of such United States securities exchange or quotation system which on the date of determination constitutes the principal securities market (the "Principal Securities Market") for the Common Stock, be paid, out of funds legally available, in that number of shares of Series D Preferred Stock as is determined by dividing (i) the aggregate amount of the Series D Dividends then payable by (ii) the Series D Original Issue Price. Notwithstanding anything contained herein to the contrary, in the event of a Liquidation (as defined in Section 2(a) below), an amount equal to all accrued but unpaid Series D Dividends shall be paid in cash, out of funds legally available. If any Series D Dividend is not paid on a Series D Dividend Payment Date, then the amount of such unpaid dividend shall continue to accrue from the applicable Series D Dividend Payment Date until paid.

          (c)   For greater certainty, the amount of Series D Dividends payable for each full Series D Dividend Period (as defined below) for the Series D Preferred Stock shall be 2.5% of the Series D Original Issue Price. For greater certainty, the amount of Series D Dividends payable for (i) the Series D Initial Dividend Period shall be equal to 2.5% of the Series D Original Issue Price multiplied by the quotient obtained by dividing the number of days in the period for which the shares of Series D Preferred Stock were outstanding by 90, and (ii) any other period shorter than a full Series D Dividend Period shall be equal to 2.5% of the Series D Original Issue Price multiplied by the quotient obtained by dividing the number of days elapsed since the first day of the applicable Series D Dividend Period by 90.

          (d)   Fractional shares of Series D Preferred Stock will not be issued upon payment of any Series D Dividends and any amount of fractional shares of Series D Preferred Stock otherwise issuable upon payment of any Series D Dividends shall, in the sole discretion of the Board of Directors, either be paid in cash or, to the fullest extent permitted by law, continue to accrue until the next Series D Dividend Payment Date.

          (e)   Series D Dividends to be paid on a Series D Dividend Payment Date shall be paid, out of funds legally available, to the holders of record of the Series D Preferred Stock as they appear on the share register of the Corporation at the close of business fifteen (15) days preceding the applicable Series D Dividend Payment Date. Holders of Series D Preferred Stock shall be entitled to receive dividends, out of funds legally available, after any series or class of the Corporation's share capital that ranks senior as to dividends to the Series D Preferred Stock, in preference to and in priority over dividends upon the Common Stock and any other Series or class of the Corporation's capital stock that ranks junior as to dividends to the Series D Preferred Stock, and shall be on parity as to dividends with any Series or class of the Corporation's share capital that does not rank senior or junior as to dividends with the Series D Preferred Stock. The Series D Preferred Stock shall rank senior to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock with respect to dividends. The holders of Series D Preferred Stock shall not be entitled to dividends in excess of full cumulative dividends as herein provided.

          (f)    The term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close. The term "Series D Dividend Period" shall mean quarterly dividend periods commencing on the first day of March, June, September and December of each year and ending on and including the day preceding the first day of the next succeeding Series D Dividend Period (other than the Series D Initial Dividend Period). The term "Series D Initial Dividend Period"

  shall mean the period commencing on the Series D Original Issue Date and ending on (and including) the day preceding the first day of the next succeeding Series D Dividend Period.

        2.    Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

          (a)    Payments to Holders of Series D Preferred Stock.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of Series D Preferred Stock then outstanding shall be entitled to be paid in full out of the assets of the Corporation legally available for distribution to its stockholders (on a pari passu basis with any other series of Preferred Stock ranking as to liquidation on a parity with the Series D Preferred Stock), and before any payment shall be made to the holders of Common Stock or the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or any other class or series of stock ranking as to liquidation junior to the Series D Preferred Stock by reason of their ownership thereof, an amount per share equal to one (1) times the Series D Original Issue Price, plus an amount equal to any Series D Dividends accrued but unpaid thereon, which dividends shall be paid in cash (and not in shares of Series D Preferred Stock) (the amount payable pursuant to this sentence is hereinafter referred to as the "Series D Liquidation Amount"). If upon any such Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series D Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series D Preferred Stock the full amount to which they shall be entitled under this Section 2(a), the holders of the Series D Preferred Stock and any other series of Preferred Stock ranking as to liquidation on a parity with the Series D Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The Series D Preferred Stock shall rank senior to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock with respect to a Liquidation or a Series D Deemed Liquidation Event (as defined below).

          (b)    Distribution of Remaining Assets.    In the event of a Liquidation, after the payment of all preferential amounts required to be paid to the holders of Series D Preferred Stock pursuant hereto, and any other series of Preferred Stock ranking with respect to liquidation on parity with or having priority to the Series D Preferred Stock, and the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other series of Preferred Stock ranking with respect to liquidation on parity with or junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Common Stock and Series D Preferred Stock as if such shares of Series D Preferred Stock had been converted voluntarily into Common Stock immediately prior to such Liquidation, pro rata based on the number of shares of Common Stock held or deemed to be held by each.

          (c)    Deemed Liquidation Events.

              (i)  To the fullest extent permitted by law, each of the following events shall be deemed to be a liquidation of the Corporation for purposes of this Section 2 (a "Series D Deemed Liquidation Event"), unless the holders of at least a majority of the voting power of Series D Preferred Stock vote or consent otherwise at least five days prior to the effective date of any such event:

              (A)  a merger or consolidation in which

        (I)
        the Corporation is a constituent party, or

        (II)
        a subsidiary of the Corporation is a constituent party and the Corporation issues shares pursuant to such merger or consolidation,

    except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares which represent, immediately following such merger or consolidation at least a majority of the voting power (determined on a fully diluted basis assuming the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities, respectively), of the shares of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 2(c)(i), all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

              (B)  the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

             (ii)  The Corporation shall not, without the vote or written consent described in Section 2(c)(i), effect a Series D Deemed Liquidation Event referred to in Subsection 2(c)(i)(A)(I) above unless the agreement or plan of merger, arrangement or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of shares in the capital of the Corporation in accordance with Subsections 2(a) and 2(b) above.

            (iii)  In the event of a Series D Deemed Liquidation Event pursuant to Subsection 2(c)(i)(A)(II) or (B) above, if the Corporation does not effect a dissolution of the Corporation under the Delaware General Corporation Law within 90 days after such Series D Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Series D Preferred Stock no later than the 90th day after the Series D Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such Series D Preferred Stock, out of funds legally available therefor, and (B) if the holders of at least a majority of the voting power of Series D Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Series D Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Series D Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) (the "Series D Net Proceeds"), to the extent legally available therefor, on the 150th day after such Series D Deemed Liquidation Event to redeem all outstanding shares of Series D Preferred Stock at a price per share equal to the Series D Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Series D Net Proceeds are not sufficient to redeem all outstanding shares of Series D Preferred Stock and any other series of Preferred Stock ranking as to redemption on parity with the Series D Preferred Stock that is required to then be redeemed, or if the Corporation does not have sufficient lawfully available funds to effect such redemption, the Corporation shall redeem the pro rata portion of each holder's shares of Series D Preferred Stock and any other series of Preferred Stock ranking as to redemption on parity with the Series D Preferred Stock on a pari passu basis based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem next the remaining shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock ranking as to redemption on parity with such series, and shall redeem next the remaining shares of Common Stock and any other class or series of stock ranking as to redemption junior to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. To the fullest extent permitted by law, prior to the distribution or redemption provided for in this Subsection 2(c)(iii), the Corporation shall not expend or dissipate the consideration received for such Series D Deemed Liquidation Event without the written consent or affirmative vote of the holders of at least a majority of the voting power of Series A Preferred Stock, consenting or voting (as the case may be) separately as a class; provided, however, that following the approval of a majority of the entire Board of Directors of the Corporation, including each of the directors appointed by the holders of Series A Preferred Stock, the Corporation may discharge expenses incurred in the ordinary course of business.

            (iv)  The amount deemed paid or distributed to the holders of Series D Preferred Stock upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation in accordance with the following guidelines:

              (A)  For securities not subject to investment letters or other similar restrictions on free marketability,

        (I)
        if traded on the New York Stock Exchange, a national securities exchange or the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the 30-day period ending three trading days prior to the closing of such transaction;

        (II)
        if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three trading days prior to the closing of such transaction; or

        (III)
        if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

              (B)  The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation) from the market value as determined pursuant to clause (A) above so as to reflect the approximate fair market value thereof.

        3.    Voting.

          (a)    General.    To the fullest extent permitted by law, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series D Preferred Stock shall be entitled to cast the number of votes equal to the number of shares of Common Stock into which the Series D Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law or by the provisions of Subsection 3(b) below, holders of Series D Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock entitled to vote at such meeting or by written consent, as a single class.

          (b)    Protective Provisions.    At any time when at least ten percent (10%) of the shares of Series D Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, subdivision or other similar recapitalization affecting such shares) that were outstanding on the Series D Original Issue Date are issued and outstanding, the Corporation shall not, either directly or indirectly, by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or this Amended and Restated Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the voting power of Series D Preferred Stock, consenting or voting (as the case may be) separately as a class:

              (i)  amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series D Preferred Stock;

             (ii)  create, or authorize the creation of, or issue any additional class or series of shares unless the same ranks junior to the Series D Preferred Stock with respect to the distribution of assets upon a Liquidation and the payment of dividends, or increase the authorized number of shares of Series D Preferred Stock; or

            (iii)  purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares in the capital of the Corporation other than dividends or distributions on the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as expressly authorized herein.

        4.    Optional Conversion.    The holders of the Series D Preferred Stock shall have conversion rights as follows (the "Series D Conversion Rights"):

          (a)    Right to Convert.    Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series D Original Issue Price by the Series D Conversion Price (as defined below) in effect at the time of conversion. The shares of Series D Preferred Stock that are converted into Common Stock pursuant to this Section 4 shall be entitled to receive, out of funds legally available, an amount equal to any accrued but unpaid Series D Dividends thereon through the Series D Conversion Time (as defined below), calculated in accordance with Section 1 and payable to the holders of such Series D Preferred Stock in accordance with Section 4(d) concurrently with the issuance and delivery of certificates representing shares of Common Stock issuable upon such conversion. The "Series D Conversion Price" shall initially be $0.04. Such initial Series D Conversion Price and the rate at which

  Series D Preferred Stock may be converted into Common Stock shall be subject to adjustment as provided below.

          (b)    Termination of Conversion Rights.    In the event of a Liquidation or a Series D Deemed Liquidation Event, the Series D Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series D Preferred Stock.

          (c)    Fractional Shares.    No fractional shares of Common Stock shall be issued upon conversion of the shares of Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

          (d)    Mechanics of Conversion.

              (i)  In order for a holder of Series D Preferred Stock to voluntarily convert shares of Series D Preferred Stock into Common Stock, such holder shall surrender the certificate or certificates for such Series D Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of Series D Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the "Series D Conversion Time"), and the Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Series D Conversion Time, issue and deliver to such holder of Series D Preferred Stock, or to his, her or its nominees, a certificate or certificates for the full number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Series D Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and cash as provided in Subsection 4(c) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (ii)  To the fullest extent permitted by law, the Corporation shall at all times when shares of the Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued shares, for the purpose of effecting the conversion of the shares of Series D Preferred Stock, such number of its shares of duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of

    Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

            (iii)  All shares of Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Series D Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, cash as provided in Subsection (4(c), and to receive payment of an amount equal to any dividends accrued but unpaid thereon, out of funds legally available. Any shares of Series D Preferred Stock so converted shall, upon the taking of appropriate action by the Board of Directors, be retired and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.

            (iv)  Upon any such conversion, no adjustment to the Series D Conversion Price shall be made for any accrued but unpaid dividends on the Series D Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

             (v)  To the fullest extent permitted by law, the Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of the shares of Series D Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the Series D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (e)    Adjustments to Series D Conversion Price for Diluting Issues.

            (i)    Special Definitions.    For purposes of this Article Fifth D., the following definitions shall apply:

              (A)  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

              (B)  "Series D Original Issue Date" shall mean the date on which the first shares of Series D Preferred Stock were issued.

              (C)  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

              (D)  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(e)(iii) below, deemed to be issued) by the Corporation after the Series D Original Issue Date, other than the following ("Exempted Securities"):

        (I)
        Common Stock, Options or Convertible Securities issued or deemed issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

        (II)
        Common Stock, Options or Convertible Securities issued or issuable by reason of a dividend, stock split, split-up or other distribution on the Common Stock that is covered by Subsection 4(f), 4(g), 4(h) and 4(i) below;

        (III)
        Common Stock, Options or Convertible Securities issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement either in effect as of the Series D Original Issue Date or otherwise approved by a majority of the entire Board of Directors of the Corporation, including each of the directors appointed by the holders of Series A Preferred Stock; or

        (IV)
        Common Stock or Convertible Securities actually issued upon the exercise of Options, or Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security.

            (ii)    No Adjustment of Conversion Price.    No adjustment in the Series D Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the voting power of Series D Preferred Stock agreeing that no such adjustment shall be made as a result of the issuance or deemed issuance of such Additional Shares of Common Stock.

            (iii)    Deemed Issuance of Additional Shares of Common Stock.

              (A)  If the Corporation at any time or from time to time after the Series D Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability, but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

              (B)  If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series D Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series D Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto)

      shall be readjusted to such Series D Conversion Price as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no re-adjustment pursuant to this clause (B) shall have the effect of increasing the Series D Conversion Price to an amount which exceeds the lower of (i) the Series D Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, and (ii) the Series D Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

              (C)  If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series D Conversion Price pursuant to the terms of Subsection 4(e)(iv) below (either because the consideration per share (determined pursuant to Subsection 4(e)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series D Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series D Original Issue Date), are revised after the Series D Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4(e)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

              (D)  Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series D Conversion Price pursuant to the terms of Subsection 4(e)(iv) below, the Series D Conversion Price shall be readjusted to such Series D Conversion Price as would have obtained had such Option or Convertible Security, or portion thereof, never been issued.

              (E)  If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series D Conversion Price provided for in this Subsection 4(e)(iii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this Subsection 4(e)(iii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at the time such Option or Convertible Security is issued or amended, any adjustment to the Series D Conversion Price that would result under the terms of this Subsection 4(e)(iii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series D Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

            (iv)    Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.    In the event the Corporation shall at any time after the Series D Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(e)(iii) ), without consideration or for a consideration per share less than the applicable Series D Conversion Price in effect immediately prior to such issue, then the Series D Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = (CP1 * (A + B)) / (A + C)

    For purposes of the foregoing formula, the following definitions shall apply:

              (A)  "CP2" shall mean the Series D Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

              (B)  "CP1" shall mean the Series D Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

              (C)  "A" shall mean the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issuance or upon conversion or exchange of Convertible Securities (including the Series D Preferred Stock) outstanding (assuming exercise of any outstanding Option therefor) immediately prior to such issue);

              (D)  "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

              (E)  "C" shall mean the number of such Additional Shares of Common Stock issued in such transaction.

            (v)    Determination of Consideration.    For purposes of this Subsection 4(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (A)  Cash and Property:    Such consideration shall:

        (I)
        insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

        (II)
        insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

        (III)
        in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

              (B)  Options and Convertible Securities.    The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(e)(iii), relating to Options and Convertible Securities, shall be determined by dividing

        (I)
        the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities (it being understood that if such Option is exercisable pursuant to a cashless exercise provision, the consideration received or receivable to the Corporation upon the exercise of such Options will be zero), by

        (II)
        the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

            (vi)    Multiple Closing Dates.    In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series D Conversion Price pursuant to the terms of Subsection 4(e)(iv) above then, upon the final such issuance, the Series D Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any adjustments as a result of any subsequent issuances within such period).

          (f)    Adjustment for Stock Splits and Combinations.    If the Corporation shall at any time or from time to time after the Series D Original Issue Date effect a subdivision of the outstanding shares of Common Stock, the Series D Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series D Original Issue Date combine the outstanding shares of Common Stock, the Series D Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (g)    Adjustment for Certain Dividends and Distributions.    In the event the Corporation at any time or from time to time after the Series D Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series D Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series D Conversion Price then in effect by a fraction:

            (1)   the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

            (2)   the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

  Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series D Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (ii) that no such adjustment shall be made if the holders of Series D Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series D Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (h)    Adjustments for Other Dividends and Distributions.    In the event the Corporation at any time or from time to time after the Series D Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series D Preferred Stock shall receive, out of funds legally available, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Series D Preferred Stock had been converted into shares of Common Stock on the date of such event.

          (i)    Adjustment for Merger or Reorganization, etc.    Subject to the provisions of Section 2(c), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the shares of Common Stock (but not the shares of Series D Preferred Stock) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections (f) , (g) or (h) of this Section 4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series D Preferred Stock shall thereafter be convertible (in lieu of the Common Stock into which it was convertible prior to such event) into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series D Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series D Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series D Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the shares of Series D Preferred Stock.

          (j)    Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Series D Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) trading days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series D Preferred Stock is convertible) and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series D Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series D Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of the shares of Series D Preferred Stock.

          (k)    Notice of Record Date.    In the event:

              (i)  the Corporation shall take a record of the holders of its Common Stock (or other shares or securities at the time issuable upon conversion of the shares of Series D Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security; or

             (ii)  of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Series D Deemed Liquidation Event; or

            (iii)  of a Liquidation,

  then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series D Preferred Stock a notice specifying, as the case may be, (A) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the effective date on which such reorganization, reclassification, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other shares or securities at the time issuable upon the conversion of the shares of Series D Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other shares or securities) for securities or other property deliverable upon such reorganization, reclassification, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series D Preferred Stock and the Common Stock. Such notice shall be sent at least five (5) days prior to the record date or effective date for the event specified in such notice.

        5.    Mandatory Conversion.

          (a)    Trigger Events.    Upon the earlier of: (i) the closing of the sale of shares of Common Stock to the public at a price of not less than $0.85 per share (subject to appropriate adjustment for stock splits, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to a prospectus or an effective registration statement resulting in at least $20,000,000 of proceeds, net of the underwriting discount and commissions, to the Corporation, (ii) the conversion of 100% of the Corporation's outstanding Series A Preferred Stock, and (iii) a date specified by vote or written consent of the holders of at least a majority of the voting power of Series D Preferred Stock (the earlier of (i), (ii) and (iii) above being the "Series D Mandatory Conversion Date"), each share of Series D Preferred Stock then outstanding shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock calculated by dividing the Series D Original Issue Price by the Series D Conversion Price then in effect on the Series D Mandatory Conversion Date, and such shares may not be reissued by the Corporation. The Series D Preferred Stock that are converted into Common Stock pursuant to this Section 5 shall be entitled to receive an amount equal to any accrued but unpaid Series D Dividends, out of funds legally available, through the Series D Mandatory Conversion Date, calculated in accordance with Section 1; and payable to the holders of such Series D Preferred Stock in accordance with Section 5(b) concurrently with the issuance and delivery of certificates representing the shares of Common Stock issuable upon such conversion.

          (b)    Procedural Requirements.    All holders of record of Series D Preferred Stock shall be given written notice of the Series D Mandatory Conversion Date and the place designated for mandatory conversion of all such Series D Preferred Stock pursuant to this Section 5. Upon receipt of such notice, each holder of Series D Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Series D Mandatory Conversion Date, all outstanding shares of Series D Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series D Preferred Stock so converted, including, without limitation, the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefore, to receive certificates for the number of shares of Common Stock into which such Series D Preferred Stock has been converted, and, if applicable, payment of any accrued but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Series D Mandatory Conversion Date and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series D Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c)    Effect of Mandatory Conversion.    All shares of Series D Preferred Stock shall, from and after the Series D Mandatory Conversion Date, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate on the Series D Mandatory Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends accrued but unpaid thereon. Such converted shares of Series D Preferred Stock shall be retired, upon the taking of appropriate action by the Board of Directors, and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.

        6.    Redeemed or Otherwise Acquired Shares.    Any shares of Series D Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be immediately retired, upon the taking of appropriate action by the Board of Directors, and shall not be reissued, sold or transferred. The Corporation shall not exercise any voting or other rights granted to the holders of Series D Preferred Stock following redemption.

        7.    Waiver.    To the fullest extent permitted by law, any of the rights, powers, preferences and other terms of the Series D Preferred Stock set forth herein may be waived on behalf of all holders of Series D Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the voting power of Series D Preferred Stock.

        8.    Notices.    Any notice required or permitted by the provisions hereto to be given to a holder of Series D Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation and shall be deemed sent upon such mailing.

        9.    Withholding Rights.    Notwithstanding anything herein inconsistent with this Section 9, the Corporation is entitled to deduct and withhold from any dividend or other amount payable to any holder of Series D Preferred Stock such amounts as the Corporation is required to deduct and withhold with respect to such payment under any provision of federal, state, local or foreign tax law. Any amounts so deducted and withheld will be treated for all purposes hereof as having been paid to the holder of the Series D Preferred Stock in respect of which such deduction and withholding was made.

        SIXTH:    For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

          (1)   The business and the affairs of the Corporation shall be managed by or under the direction of its Board of Directors. Subject to the rights of the holders of any series of Preferred Stock, the number of directors which shall constitute the whole Board of Directors shall be fixed by a resolution adopted by a majority of the whole Board. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies.

          (2)   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, although less than a quorum (and not by stockholders), or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. No decrease in the total number of directors shall shorten the term of any incumbent director.

          (3)   Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of the directors of the Corporation need not be by written ballot.

          (4)   Special meetings of stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution adopted by a majority of the whole Board.

        SEVENTH:    A director of this Corporation shall not be personally liable, to the fullest extent of the General Corporation Law of the State of Delaware, to this Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, except for liability (i) for any breach of the director's duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit. Any repeal or modification of this Article Seventh shall not increase the liability of any director of the Corporation for any act or occurrence taking place prior to such repeal or modification, or otherwise adversely affect any right or protection of a director of this Corporation existing at the time of such repeal or modification.

        EIGHTH:    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

        NINTH:    Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws of the Corporation may provide. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated by the Board of Directors or in the By-Laws.

        TENTH:    Subject to the rights of the holders of Preferred Stock, a majority of the whole Board shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the Corporation in any manner not inconsistent with the laws of the State of Delaware, and the stockholders shall also have the power to amend, alter, change, add to or repeal the By-Laws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of a majority in voting power of all of the outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to alter, amend or repeal any provision of the By-Laws.

        IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this [    •    ] day of [    •    ] 2010.

Michael J. Rapisand Secretary

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date XPLORE TECHNOLOGIES CORP. M27656-P03044 XPLORE TECHNOLOGIES CORP. 14000 SUMMIT DR. SUITE 900 AUSTIN, TX 78728 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please indicate if you plan to attend this meeting. For Against Abstain For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 0 0 2. RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2011. Vote on Directors 01) Francis J. Elenio 02) F. Ben Irwin 03) Thomas F. Leonardis 04) Brian Usher-Jones 05) Philip S. Sassower 06) Andrea Goren 1A. ELECTION OF DIRECTORS: (Holders of Common Stock and Preferred Stock Voting Together as a Single Class) Vote on Proposals VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 4. APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ESTABLISH THE TERMS AND PROVISIONS OF OUR NEW SERIES D PREFERRED STOCK. 6. APPROVAL OF AN AMENDMENT TO OUR 2009 STOCK INCENTIVE PLAN, SUBJECT TO APPROVAL OF ITEM 3. 7. IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the nominees and FOR items 2, 3, 4, 5 and 6. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. 1B. ELECTION OF SERIES A DIRECTORS: (Holders of Series A Preferred Stock Voting as a Separate Class) 0 0 0 Yes No For Against Abstain 0 0 0 3. APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 450,000,000 TO 1,350,000,000. 5. APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AMEND TERMS OF OUR EXISTING SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK. 0 0 0

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) XPLORE TECHNOLOGIES CORP. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2010 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of common stock, Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock (collectively, the "Shares") of Xplore Technologies Corp. (the "Company") hereby appoints each of Mark Holleran, President and Chief Operating Officer of the Company, and Michael J. Rapisand, Chief Financial Officer and Corporate Secretary of the Company, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all the Shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on December 16, 2010, at 9:00 a.m., local time, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.xploretech.com, click proxy button. CONTINUED AND TO BE SIGNED ON REVERSE SIDE M27657-P03044